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                    UNUM LIFE INSURANCE COMPANY OF AMERICA

                        Group Variable Annuity Contracts
                             VA-I Separate Account
                              2211 Congress Street
                             Portland, Maine 04122
                                 (800) 341-0441

                              VARIABLE ANNUITY III

                          [LOGO OF UNUM APPEARS HERE]

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PROSPECTUS
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                                                                     MAY 1, 1997

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

  THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF THE APPLICABLE UNDERLYING FUNDS WHICH SHOULD BE RETAINED FOR FUTURE REFERENCE.

  INVESTMENT IN THE CONTRACT INVOLVES INVESTMENT RISK, INCLUDING MARKET FLUCTU-ATION AND POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

80017

This prospectus describes group annuity contracts ("Contracts") offered by UNUM Life Insurance Company of America ("UNUM/America"), a subsidiary of UNUM Hold-ing Company and its wholly-owned parent company, UNUM Corporation. The Con-tracts are designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408 and 457 and other related Sections as well as for programs offering non-quali-fied annuities. A Participant is an employee or other person affiliated with the Contractholder on whose behalf a Participant Account is maintained under the terms of the Contract.

The Contracts permit Contributions to be deposited in the Guaranteed Interest Division, which is part of UNUM/America's General Account, and in certain Sub-Accounts in UNUM/America's VA-I Separate Account ("Variable Investment Divi-sion"). Contributions to the Guaranteed Interest Division earn interest at a guaranteed rate declared by UNUM/America. Contributions to the Variable Invest-ment Division will increase or decrease in dollar value depending on the in-vestment performance of the underlying funds in which the Sub-Accounts invest. Special limits apply to transfers and withdrawals from the Guaranteed Interest Division.

Currently, the Variable Investment Division consists of the nine Sub-Accounts listed below: Next to each listed Sub-Account is the name of the fund (the "Fund") in which the Sub-Account invests. For more information about the in-vestment objectives, policies and risks of the Funds please refer to the pro-spectus for each of the Funds.

Index Account.......................................... Dreyfus Stock Index Fund
Growth I Account....................................... Fidelity's Variable
                                                        Insurance Products Fund:
                                                        Growth Portfolio
Asset Manager Account.................................. Fidelity's Variable
                                                        Insurance
                                                        Products Fund II:
                                                        Asset Manager Portfolio
Growth II Account...................................... American Century
                                                        Variable
                                                        Portfolios, Inc.: VP
                                                        Capital Appreciation
Balanced Account....................................... American Century
                                                        Variable
                                                        Portfolios, Inc.: VP
                                                        Balanced
International Stock Account............................ T. Rowe Price
                                                        International
                                                        Series, Inc.
Socially Responsible Account........................... Calvert Responsibly
                                                        Invested
                                                        Balanced Portfolio
Equity-Income Account.................................. Fidelity's Variable
                                                        Insurance
                                                        Products Fund: Equity-
                                                        Income Portfolio
Small Cap Account...................................... Dreyfus Variable
                                                        Investment Fund
                                                        Small Cap Portfolio

This prospectus is intended to provide information regarding the Contracts of-fered by UNUM/America that you should know before investing. Please read and retain this prospectus for future reference. A Statement of Additional Informa-tion, dated May 1, 1997, has been filed with the Securities and Exchange Com-mission and is available at no charge by writing or calling P.O. Box 9740, Portland, Maine 04104, (800) 341-0441, Attention: Tax Deferred Annuities.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   3
SUMMARY (Including Fee Table and Performance Information)..................   6
CONDENSED FINANCIAL INFORMATION............................................  11
FINANCIAL STATEMENTS.......................................................  12
UNUM/AMERICA, LINCOLN LIFE, THE VARIABLE INVESTMENT DIVISION AND
 THE FUNDS.................................................................  12
CONTRACT PROVISIONS........................................................  17
DEDUCTIONS AND CHARGES.....................................................  24
ANNUITY PERIOD.............................................................  25
FEDERAL INCOME TAX CONSIDERATIONS..........................................  27
VOTING RIGHTS..............................................................  30
OTHER CONTRACT PROVISIONS..................................................  31
GUARANTEED INTEREST DIVISION...............................................  32
TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION..................  34

                                  DEFINITIONS

ACCUMULATION UNIT: An accounting unit of measure used to record amounts of increases to, decreases from and accumulations in each Sub-Account during the Accumulation Period.

ACCUMULATION UNIT VALUE: The dollar value of an Accumulation Unit in each Sub-Account on any Valuation Date.

ACCUMULATION PERIOD: The period commencing on a Participant's Participation Date and terminating when the Participant's Account balance is reduced to zero, either through withdrawal(s), conversion to an annuity, imposition of charges, payment of a Death Benefit or a combination thereof.

ACQUISITION AGREEMENT: The Asset Transfer and Acquisition Agreement between UNUM/America and Lincoln Life which provides for the sale of UNUM/America's tax sheltered annuity business to Lincoln Life, the assumption of UNUM/America's obligations under the Contracts (other than the New York Contracts) by Lincoln Life, and the assumption of UNUM/America's obligations under the New York Contracts by Lincoln-NY.

ANNUITANT: The person receiving annuity payments under the terms of the Contract.

ANNUITY COMMENCEMENT DATE: The date on which UNUM/America makes the first annuity payment to the Annuitant as required by the Retired Life Certificate.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an annuity.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

BENEFICIARY: The person(s) designated to receive a Participant's Account balance in the event of the Participant's death during the Accumulation Period or the person(s) designated to receive any applicable remainder of an annuity in the event of the Annuitant's death during the Annuity Period.

BUSINESS DAY: A day on which Lincoln Life's service office in Portland, Maine, and the New York Stock Exchange are customarily open for business.

CLOSING DATE: The date of closing as provided in the Acquisition Agreement.

CONTRIBUTIONS: All amounts deposited under a Contract, including any amount transferred from another contract or Trustee.

CONTRACT: A Group Variable Annuity contract issued by UNUM/America to the Contractholder.

CONTRACTHOLDER: The party named as the Contractholder on the group annuity contract issued by UNUM/America. The Contractholder may be an Employer, a retirement plan trust, an association or any other entity allowed under the law.

DIVISION(S): The Guaranteed Interest Division and/or the Variable Investment Division.

EMPLOYER: The organization specified in the Contract which offers the Plan to its employees.

FUNDS: The underlying funds in which the Sub-Accounts invest. Funds are investment vehicles which offer their shares only to insurance companies' separate accounts and other qualifying investors.

GENERAL ACCOUNT: All assets of UNUM/America other than those in the Variable Investment Division or any other separate account.

GROSS WITHDRAWAL AMOUNT: The amount by which a Participant's Account is reduced when a withdrawal occurs, including any applicable Annual Administration Charge.

GUARANTEED ANNUITY: An annuity for which UNUM/America guarantees the amount of each payment for as long as the annuity is payable.

GUARANTEED INTEREST DIVISION: The Division maintained by UNUM/America for the Contracts and other contracts for which UNUM/America guarantees the principal amount and interest credited thereto subject to any fees and charges as set forth in the Contract. Amounts allocated to the Guaranteed Interest Division are part of the General Account.

LINCOLN LIFE: The Lincoln National Life Insurance Company.

LINCOLN-NY: Lincoln Life & Annuity Company of New York, a New York domestic life insurance company established by Lincoln Life as a subsidiary.

LNC: Lincoln National Corporation.

NET CONTRIBUTIONS: The sum of all Contributions credited to a Participant Account less any Net Withdrawal Amounts, outstanding loan (including principal and due and accrued interest) and amounts converted to a Payout Annuity.

NET WITHDRAWAL AMOUNT: The amount paid when a withdrawal occurs.

NEW YORK CONTRACTS: Contracts originally issued in New York by UNUM Life Insurance Company and subsequently through UNUM/America.

PARTICIPANT: An employee or other person affiliated with the Contractholder on whose behalf an Account is maintained under the terms of the Contract.

PARTICIPANT ACCOUNT: An account maintained for a Participant during the Accumulation Period the total balance of which equals the Participant's Account balance in the Variable Investment Division plus the Participant's Account balance in the Guaranteed Interest Division.

PARTICIPATION ANNIVERSARY: For each Participant, a date at one year intervals from the Participant's Participation Date. If an anniversary occurs on a non-Business Day, it is treated as occurring on the next Business Day.

PARTICIPATION DATE: A date assigned to each Participant corresponding to the date on which the first Contribution on behalf of that Participant is received by UNUM/America. A Participant will receive a new Participation Date if such Participant makes a Total Withdrawal, as defined in this prospectus, and Contributions on behalf of the Participant are resumed under any Contract.

PARTICIPATION YEAR: A period beginning with one Participation Anniversary and ending the day before the next Participation Anniversary, except for the first Participation Year which begins with the Participation Date.

PAYOUT ANNUITY: A series of payments paid under the terms of a Contract to a person. A Payout Annuity may be either a Guaranteed Annuity or a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees for which a Contract is used to accumulate funds.

SUB-ACCOUNT: An account established in the Variable Investment Division which invests in shares of a corresponding Fund.

UNUM/AMERICA: UNUM Life Insurance Company of America, at its home office in Portland, Maine.

VALUATION DATE: A Business Day. Accumulation Units and Annuity Units are computed as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: A period used in measuring the investment experience of each Sub-Account. The Valuation Period begins at the close of trading on the New York Stock Exchange on one Valuation Date and ends at the corresponding time on the next Valuation Date.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

VARIABLE INVESTMENT DIVISION: The Division which is maintained by UNUM/America for these Contracts and certain other UNUM/America contracts for which UNUM/America does not guarantee the principal amount or investment results. The Variable Investment Division is the VA-I Separate Account which is a group of assets segregated from the General Account whose income, gains and losses, realized or unrealized, are credited to or charged against the Variable Investment Division without regard to other income, gains or losses of UNUM/America. The Variable Investment Division currently consists of nine Sub-Accounts. Additional Sub-Accounts may be added in the future.

                                    SUMMARY

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

  UNUM/America is a life insurance company founded in Maine in 1966. UNUM/America is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation whose stock is traded on the New York Stock Exchange. The consolidated assets of UNUM Corporation as of December 31, 1996 were $15.5 billion.

                                  LINCOLN LIFE

  On October 1, 1996 (the "Closing Date"), UNUM/America completed the sale of its tax-sheltered annuity business to The Lincoln National Life Insurance Company ("Lincoln Life"), pursuant to an acquisition agreement with Lincoln Life (the "Acquisition Agreement"). Under the Acquisition Agreement, Lincoln Life assumed UNUM/America's obligations under the Contracts and Lincoln Life & Annuity Company of New York ("Lincoln-NY") assumed UNUM/America's obligations under Contracts originally issued in New York by UNUM Life Insurance Company (the "New York Contracts") (other than those obligations to Contractholders and/or Participants who neither consented nor were deemed to have consented to the assumption).

  Lincoln Life is a subsidiary of LNC, which is a publicly-owned company whose stock is traded on the New York Stock Exchange. LNC had consolidated assets of $71.7 billion as of December 31, 1996. See "Acquisition Agreement with The Lincoln National Life Insurance Company."

                               CONTRACTS OFFERED

  The Group Variable Annuity Contracts offered by this prospectus are available to Employers and other entities to provide a way to accumulate funds for retirement and to provide Payout Annuities. UNUM/America offers Contracts designed to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities.

                           HOW CONTRIBUTIONS ARE MADE

  Contributions under the Contract are deposited by the Contractholder. Depending upon the type of Plan offered, Contributions may consist of salary reduction Contributions, Employer Contributions or Participant post-tax Contributions. Contributions are forwarded by the Contractholder to UNUM/America and allocated among the two Divisions in accordance with information provided by the Contractholder. See "Contract Provisions, Contributions under the Contract."

                               DIVISIONS OFFERED

  Contributions may be allocated to the Guaranteed Interest Division or to the Variable Investment Division or to both Divisions. The Variable Investment Division currently consists of nine Sub-Accounts. A Contractholder may choose to offer between zero and nine of the Sub-Accounts to its Participants under a Contract. The Sub-Accounts invest their assets in shares of a corresponding Fund. For a full description of the Funds, see the prospectuses for the Funds.

  Special limits apply to transfers and withdrawals from the Guaranteed Interest Division. See "Guaranteed Interest Division."

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period, a Participant or a Contractholder under certain Plans may make transfers between and among Divisions and Sub-Accounts. Certain Plans may limit the transfers in dollar amount, type of Contribution, or frequency. Certain Plans may require Contractholder approval for a transfer. See "Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  Subject to the restrictions imposed by the Code and regulations thereof and by the applicable Plan, each year Participants may withdraw up to 20% of the Guaranteed Interest Division account balance, or, if liquidating or transferring the entire Guaranteed Interest Division account value, specified amounts according to a pre-determined five year schedule. With respect to Plans subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA), the Contractholder must authorize UNUM/America to process a withdrawal request by a Participant. Withdrawal requests under Section 457 Plans must also be authorized by the Contractholder. With respect to withdrawal requests by Participants under Plans not subject to Title I of ERISA, certain Contracts may require that the Participants must certify to UNUM/America that an eligible event under the Code has occurred. Withdrawal requests must be in writing and in a form acceptable to UNUM/America.

  Certain Plans are also subject to distribution requirements under Section 401(a)(9) of the Code including the incidental death benefit requirements of
Section 401(a)(9)(G). Certain transfers from one Qualified Plan contract to another Qualified Plan contract are not subject to withdrawal restrictions under the Code. Certain withdrawals are subject to a 10% Federal Excise Tax for premature distributions.

  See "Federal Income Tax Considerations."

                                 DEATH BENEFITS

  The Contracts provide for a Death Benefit for a Participant who dies during the Accumulation Period. See "Contract Provisions, Death Benefits."

                                PAYOUT ANNUITIES

  As permitted by the applicable Plan, a Participant or a Beneficiary of a deceased Participant may elect to convert all or part of the Participant's Account balance or the Death Benefit, as appropriate, to a Payout Annuity. UNUM/America offers both Guaranteed and Variable Annuities. The range of annuity options available include life annuities and annuities for a specific time period as well as others described more fully in this prospectus. See "Annuity Period."

                              FREE-LOOK PROVISION

  A Participant under a Section 403(b) or 408 Plan and certain Non-Qualified Plans has ten days, in most cases, from the date the Participant receives an Active Life Certificate to notify UNUM/America in writing that the Participant does not choose to participate under the Contract and to receive a return of funds. See "Free-Look Period."

                                   FEE TABLE

  The following table and examples, prescribed by the Securities and Exchange Commission (the "SEC"), are included to assist Contractholders and Participants in understanding the transaction and operating expenses imposed directly or indirectly under the Contracts. The standardized tables and examples assume the highest deductions possible under the Contracts, whether or not such deductions actually would be made from a Participant's Account.

Contract Related Transaction Expenses/1//
  Sales Load Imposed on Purchases: 0%
  Annual Administration Charge/2//              $25
Separate Account Annual Expenses
(as a percentage of average daily net assets)
  Mortality and Expense Risk Charge:           1.20%
  Other Charges:                               0.00%
  Total Separate Account
  Annual Expenses:                             1.20%

Fund Expenses/4// (as a percentage of average daily net assets)

                       INDEX G-1/5// AMGR/5// G-II BAL  INT'L SOC RES/6// EQI/5// SMCAP
                       ----- ------- -------- ---- ---- ----- ----------- ------- -----
Management Fees:       0.245  0.61     0.64   1.00 1.00 1.05     0.71      0.51   0.75
Other Expenses (after
 expense
 reimbursements):      0.055  0.08     0.10      0    0    0     1.13      0.07   0.04
Total Fund Expenses:   0.300  0.69     0.74   1.00 1.00 1.05     0.84      0.58   0.79

  Example #1: Assuming total withdrawal of the Participant's Account balance at the end of the period shown./3//

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                   G-
          INDEX  I/5//  AMGR/5//  G-II   BAL   INT'L  SOC RES/6// EQI/5// SMCAP
          ------ ------ -------- ------ ------ ------ ----------- ------- ------
1 Year     15.76  19.69   20.19   22.80  22.80  23.30    21.19     18.58   20.69
3 Years    48.91  60.86   62.39   70.27  70.27  71.77    65.42     57.51   63.91
5 Years    84.37 104.58  107.14  120.35 120.35 122.87   112.24     98.92  109.69
10 Years  184.21 225.99  231.23  257.99 257.99 263.05   241.61    214.38  236.43

  Example #2: Assuming annuitization of the Contract at the end of the period shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                   G-
          INDEX  I/5//  AMGR/5//  G-II   BAL   INT'L  SOC RES/6// EQI/5// SMCAP
          ------ ------ -------- ------ ------ ------ ----------- ------- ------
1 Year     15.76  19.69   20.19   22.80  22.80  23.30    21.19     18.58   20.69
3 Years    48.91  60.86   62.39   70.27  70.27  71.77    65.42     57.51   63.91
5 Years    84.37 104.58  107.14  120.35 120.35 122.87   112.24     98.92  109.69
10 Years  184.21 225.99  231.23  257.99 257.99 263.05   241.61    214.38  236.43

  Example #3: Assuming persistency of the Contracts through the periods shown.

  A $1,000 investment would be subject to the expenses shown, assuming 5% annual return on assets.

                   G-
          INDEX  I/5//  AMGR/5//  G-II   BAL   INT'L  SOC RES/6// EQI/5// SMCAP
          ------ ------ -------- ------ ------ ------ ----------- ------- ------
1 Year     15.76  19.69   20.19   22.80  22.80  23.30    21.19     18.58   20.69
3 Years    48.91  60.86   62.39   70.27  70.27  71.77    65.42     57.51   63.91
5 Years    84.37 104.58  107.14  120.35 120.35 122.87   112.24     98.92  109.69
10 Years  184.21 225.99  231.23  257.99 257.99 263.05   241.61    214.38  236.43

  The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity III of UNUM/America and under corresponding accounts of Lincoln Life, pending assumption reinsurance by Lincoln Life of Variable Annuity III contracts issued through such UNUM/America accounts.
--------
/1//Premium taxes are not shown. UNUM/America deducts the amount of premium taxes, if any, when paid. Loans taken by a Participant with respect to the Participant's Account balance in the Guaranteed Interest Division may be subject to a charge for establishing the loan.

/2//The Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract. In such a situation, the pro-jected expenses would be lower than those indicated in the examples. This charge is not imposed during the Annuity Period. In certain situations the Annual Administration Charge may be reduced or eliminated. See "Deductions & Charges--Annual Administration Charge."

/3//The Contracts are designed for retirement planning. Withdrawals prior to retirement or the Annuity Commencement Date are not consistent with the long-term purposes of the Contracts and the applicable tax laws. Withdraw-als may also be subject to federal income tax and a 10% Federal tax penal-ty.

/4//Until complete order instructions are received, initial Contributions may be allocated temporarily to Fidelity's Variable Insurance Products Fund:
    Money Market Portfolio ("VIPF Money Market Portfolio"). Management fees for this fund are 0.21%. Other expenses are 0.09%. Total Fund Expenses are 0.30%. See "Initial Contributions."

/5//A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds have entered into arrange-ments with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses pre-sented in the table would have been 0.56% for Equity Income Portfolio, 0.67% for Growth Portfolio, and 0.73% for Asset Manager Portfolio.

/6//The figures above are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% ex-pected to be incurred in 1997. "Management Fees" includes a performance ad-justment, which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflects an indirect fee of 0.03%. Net fund operating expenses after reductions for fees paid indi-rectly (again, restated) would be 0.81%.

  The fee table and examples reflect expenses and charges of the Sub-Accounts and the expenses of the applicable fund for the year ended December 31, 1996. HOWEVER, THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND CHARGES OF THE SUB-ACCOUNTS OR THE FUNDS. SIMILARLY, THE ASSUMED 5% ANNUAL RATE OF RETURN IS NOT AN ESTIMATE OR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE. See "Deductions and Charges" in this prospectus and the discussion of Fund Management in the prospectus for each of the Funds for further information.

                            PERFORMANCE INFORMATION

  From time-to-time the Variable Investment Division may advertise or use in sales literature information concerning the investment performance of the various Sub-Accounts. No performance presentation should be considered as representative of future investment results. Actual performance is a function not only of the investment management of the underlying Funds and market forces, but of the time and frequency of Contributions, the charges and fees imposed under the Contract, the fees and expenses of the Funds, and transfers made by a Participant, among other factors.

  The investment performance of the Sub-Accounts may be advertised in comparison with the performances of other variable annuities, other investment companies (such as mutual funds), and recognized indices (such as the Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, NASDAQ Index, Consumer Price Index), and data published by Lipper Analytical Services, Inc., Morningstar, and Variable Annuity Research and Data Service or comparable services. Performance of the Sub-Accounts may also be compared with performance of other types of investments. Some advertisements may also include published editorial comments and performance rankings by independent organizations and publications that monitor the performance of separate accounts and mutual funds.

  The Sub-Accounts may advertise average annual total return performance information according to the SEC standardized formula. Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical $1,000 contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized formula gives effect to all applicable charges under the Contracts. This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Sub-Account, (ii) no transfers or additional payments were made and (iii) the withdrawal of the investment occurs at the end of the period. Premium taxes are not included in the term "charges" for purposes of this calculation. The Sub-Accounts may also advertise this total return performance as described above on a cumulative basis.

  The Sub-Accounts may present total return information computed on a calendar year basis. The Sub-Accounts may also present total return information over specified periods of time (computed on an average annual or cumulative basis) assuming that no administrative charge will be deducted. The Sub-Accounts may present hypothetical examples that apply the total return to a hypothetical initial investment. The Sub-Accounts may also present total return information based on different amounts of periodic investments. For additional performance information, please refer to the Statement of Additional Information.

                               PUBLISHED RATINGS

  From time to time, in advertisements or in reports to Contractholders, UNUM/America may reflect endorsements. Endorsements are often in the form of a list of organizations, individuals or other parties which recommend UNUM/America or the Contracts. The endorser's name will be used only with the endorser's consent. It should be noted that the list of endorsements may change from time to time.

  Also, from time to time, the rating of UNUM/America as an insurance company by A.M. Best may be referred to in advertisements or in reports to Contractholders. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance Industry. Best's ratings range from A++ to F.

  In addition, the claims-paying ability of UNUM/America as measured by the Standard and Poor's Rating Group may be referred to in advertisements or in reports to Contractholders. A Standard and Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard and Poor's ratings range from AAA to CCC.

  From time to time UNUM/America may refer to Moody's Investors Service rating of UNUM/America. Moody's Investors Service financial strength ratings indicate an insurance company's ability to discharge policyholder obligations and claims and are based on an analysis of the insurance company and its relationship to its parent, subsidiaries, and affiliates. Moody's Investors Service ratings range from Aaa to C.

                        CONDENSED FINANCIAL INFORMATION

  The financial data included below should be read in conjunction with the financial statements and the related data included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES
          (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

                          1989    1990     1991     1992     1993     1994     1995     1996
SUB-ACCOUNT              ------- ------- -------- -------- -------- -------- -------- --------
Index Account
 December 12
  Commencement           $9.9060
 Beginning of Period             $9.9629 $ 9.4953 $12.1814 $12.8906 $13.9245 $13.8792 $18.7565
 End of Period           $9.9629 $9.4953 $12.1814 $12.8906 $13.9245 $13.8792 $18.7565 $22.7054
Growth I Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $12.1759 $13.1505 $15.5094 $15.3208 $20.4909
 End of Period                           $12.1759 $13.1505 $15.5094 $15.3208 $20.4909 $23.2198
Growth II Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $11.5975 $11.3049 $12.3212 $12.0313 $15.5840
 End of Period                           $11.5975 $11.3049 $12.3212 $12.0313 $15.5840 $14.7133
Asset Manager Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $10.7598 $11.8933 $14.2241 $13.1979 $15.2510
 End of Period                           $10.7598 $11.8933 $14.2241 $13.1979 $15.2510 $17.2668
Balanced Account
 May 1 Commencement                      $  10.00
 Beginning of Period                              $12.4515 $11.5582 $12.2957 $12.2225 $14.6286
 End of Period                           $12.4515 $11.5582 $12.2957 $12.2225 $14.6286 $16.2128
International Stock
 Account
 May 2 Commencement                                                 $  10.00
 Beginning of Period                                                         $ 9.8622 $10.8333
 End of Period                                                      $ 9.8622 $10.8333 $12.2756
Socially Responsible
 Account
 May 2 Commencement                                                 $  10.00
 Beginning of Period                                                         $ 9.9692 $12.7827
 End of Period                                                      $ 9.9692 $12.7827 $14.2222
Equity-Income Account
 May 2 Commencement                                                 $  10.00
 Beginning of Period                                                         $10.4780 $13.9856
 End of Period                                                      $10.4780 $13.9856 $15.7898
Small Cap Account
 May 2 Commencement                                                 $  10.00
 Beginning of Period                                                         $10.3818 $13.2713
 End of Period                                                      $10.3818 $13.2713 $15.2861
Pending Allocation
 Account
 October 15 Commencement                                            $  10.00
 Beginning Period                                                            $10.1054 $10.6938
 End of Period                                                      $10.1054 $10.6938 $11.2772

           NUMBER OF ACCUMULATION UNITS OUTSTANDING AT END OF PERIOD

                       1989  1990   1991    1992     1993      1994      1995      1996
                       ---- ------ ------- ------- --------- --------- --------- ---------
Index Account            0  72,405 296,075 836,187 1,526,878 1,929,447 2,395,545 3,057,792
Growth I Account                     5,166 317,275 1,340,146 3,071,862 4,459,417 5,843,047
Growth II Account                   53,904 566,562 1,242,216 1,733,360 2,191,475 2,541,938
Asset Manager Account               36,645 462,405 2,232,731 4,369,937 4,882,920 5,447,414
Balanced Account                    13,453 282,439   673,424 1,041,814 1,294,883 1,545,581
Socially Responsible
 Account                                                        26,073   133,871   328,168
Equity-Income Account                                          320,659 1,529,172 2,997,007
International Stock
 Account                                                       354,936   803,485 1,588,914
Small Cap Account                                              400,376 1,461,575 3,032,803
Pending Allocation
 Account                                                        11,980    21,372    35,465

  Number of Fund Shares held by each of the corresponding Sub-Accounts as of December 31st of each year.

                              1989  1990   1991    1992     1993      1994      1995      1996
                              ---- ------ ------- ------- --------- --------- --------- ---------
Dreyfus Stock Index Fund        0  58,271 241,984 703,885 1,611,415 2,070,026 2,613,187 3,424,850
Fidelity's Variable
 Insurance Products
 Fund:
 Growth Portfolio               0       0   3,399 211,238   900,965 2,170,399 3,130,382 4,358,634
American Century
 Variable Portfolios,
 Inc.:
 VP Capital Appreciation        0       0  72,384 756,506 1,642,987 2,264,937 2,832,766 3,653,828
Fidelity's Variable
 Insurance Products Fund II:
 Asset Manager's
  Portfolio                     0       0  31,429 412,427 2,060,497 4,183,403 4,717,794 5,557,982
American Century
 Variable Portfolios,
 Inc.:
 VP Balanced                    0       0  27,075 568,960 1,364,740 2,137,066 2,691,551 3,324,693
Calvert Responsibly
 Invested Balanced
 Portfolio                      0       0       0       0         0   180,421 1,005,155 2,631,922
Fidelity's Variable
 Insurance Products
 Fund:
 Equity-Income Portfolio        0       0       0       0         0   218,939 1,110,190 2,251,100
T. Rowe Price
 International Stock
 Portfolio                      0       0       0       0         0   343,942   773,288 1,543,703
Dreyfus Variable
 Investment Fund:
 Small Cap Portfolio            0       0       0       0         0   113,847   420,623   890,516
Fidelity's Variable
 Insurance Products
 Fund:
 Money Market Portfolio         0       0       0       0         0   121,067   228,610   399,944

                              FINANCIAL STATEMENTS

  The financial statements of the Variable Investment Division and of UNUM/America may be found in the Statement of Additional Information.

                          UNUM/AMERICA, LINCOLN LIFE,
                 THE VARIABLE INVESTMENT DIVISION AND THE FUNDS

                     UNUM LIFE INSURANCE COMPANY OF AMERICA

  UNUM/America is a life insurance company originally chartered under Maine law in 1966 as Unionmutual Stock Life Insurance Company of America. On November 18, 1986, its name was changed to UNUM Life Insurance Company of America. On December 31, 1991, it was merged with UNUM Life Insurance Company and UNUM Pension and Insurance Company, with the surviving company being UNUM Life Insurance Company of America ("UNUM/America"). UNUM/America's principal executive offices are located at 2211 Congress Street, Portland, Maine 04122. UNUM/America's telephone number is (207) 770-2211. UNUM/America provides a broad line of disability, health and life insurance products, in addition to group retirement products. UNUM/America is currently licensed to issue variable contracts in 47 states and the District of Columbia. Administrative services necessary for the operation of the Variable Investment Division and the Contracts are provided by The Lincoln National Life Insurance Company. See "Deductions and Charges--Annual Administration Charge."

  UNUM/America is a subsidiary of UNUM Holding Company and its wholly-owned parent company, UNUM Corporation. UNUM Corporation was organized under Delaware law on January 11, 1985. UNUM Corporation is a publicly-owned company whose stock is traded on the New York Stock Exchange. UNUM Corporation has consolidated assets of $15.5 billion as of December 31, 1996.

     ACQUISITION AGREEMENT WITH THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

  On October 1, 1996 (the "Closing Date"), UNUM/America completed the sale of its tax-sheltered annuity business to The Lincoln National Life Insurance Company ("Lincoln Life"), pursuant to an acquisition agreement with Lincoln Life (the "Acquisition Agreement"). Under the Acquisition

Agreement, Lincoln Life assumed UNUM/America's obligations under the Contracts (other than those obligations to Contractholders and/or Participants who neither consented nor were deemed to have consented to the assumption).

  Lincoln Life is a stock life insurance company incorporated under the laws of Indiana on June 12, 1905. Lincoln Life is principally engaged in offering life insurance policies and annuity policies, and ranks among the largest United States stock life insurance companies in terms of assets and life insurance in force. Lincoln Life is also one of the leading life reinsurers in the United States. Lincoln Life is licensed in all states (except New York) and the District Of Columbia, Guam, and the Virgin Islands.

  Lincoln-NY is a life insurance company chartered under New York law on June 6, 1996. Lincoln-NY is licensed to sell variable contracts in New York. Lincoln-NY is a subsidiary of Lincoln Life.

  Lincoln Life is wholly owned by Lincoln National Corporation ("LNC"), a publicly held insurance holding company incorporated under Indiana law on January 5, 1968. The principal office of Lincoln Life is located at 1300 South Clinton Street, Fort Wayne, Indiana 46801. The principal office of LNC is located at 200 East Berry Street, Fort Wayne, Indiana 46802. Through subsidiaries, LNC engages primarily in the issuance of life insurance and annuities, property-casualty insurance, and other financial services.

  UNUM/America and Lincoln Life have notified or will notify Contractholders and/or Participants regarding the assumption of their Contracts by Lincoln Life. In some states the Contractholder will be deemed to have consented to the assumption if it does not opt out within a certain time period. In other states affirmative consent will be sought. If the Contractholder opts out of the assumption (or refuses to consent where affirmative consent is required), UNUM/America will remain as the insurer of the Contract and Participants under that Contract will not be given the opportunity to have their certificates assumed by Lincoln Life. Whether or not a Contract is assumed by Lincoln Life, it will be administered by Lincoln Life. If the Contractholder consents to the assumption or is deemed to have consented to the assumption, as applicable, UNUM/America and Lincoln Life will notify each Participant under the Contract regarding the assumption and provide each Participant an opportunity to opt out. (If required, affirmative Participant consent will be sought.) If, under a Contract some Participants opt out and some do not, the Contract will be bifurcated--one Contract will have UNUM/America as the insurer and the other will have Lincoln Life as the insurer. Both Contracts, however, will be administered by Lincoln Life. As noted above, the notification process is subject to regulatory requirements which vary from state to state. Thus the notification procedures employed by UNUM/America and Lincoln Life may vary from those described above. In any event, Contractholders and/or Participants will receive all notifications and be given all consent and opt out rights required by law.

  Assuming that an assumption is approved under the above procedures, the effect of the assumption is to substitute Lincoln Life for UNUM/America as the insurer. In addition, a Participant's Account balance in the Variable Investment Division will be transferred to a Lincoln Life separate account as of the effective date of the assumption of the obligations to the Participant under the Contract by Lincoln Life. The assumption will result in the substitution of Lincoln Life for UNUM/America as the insurer under the Contracts (thus, Lincoln Life will back the guarantees of the Guaranteed Interest Division), and the transfer of Account balances to the Lincoln Life separate account. Otherwise, the rights of Contractholders and Participants under the Contracts will not change solely as a result of the assumption. There will be no adverse tax consequences to Contractholders or Participants as a result of the transfer. See "Federal Income Tax Considerations."

  UNUM/America and Lincoln Life currently expect that UNUM/America will continue to offer the Contracts after the Closing Date in those states where Lincoln Life has not yet received all the approvals necessary to sell its own group annuity Contracts. While such Contracts would be issued by UNUM/America, Contractholders and/or Participants will be required to agree, at the time such

Contracts are issued, to an automatic transfer of such Contracts to Lincoln Life at such time as Lincoln Life receives the necessary approvals to sell its own Contracts. UNUM/America anticipates that it will continue to sell Contracts on this basis for no more than eighteen months after the Closing Date.

  In the event that, after the Closing Date, UNUM/America offers Contracts that will be automatically assumed by Lincoln Life, Contractholders and Participants will receive, at the time the Contract is offered or sold to them, a prospectus or continue to other disclosures pertaining to Lincoln Life. It is currently anticipated that the Lincoln Life separate account will invest in the underlying Funds that are currently available through the Sub-Accounts of UNUM/America's Variable Investment Division, but there can be no assurance that such Funds will always be made available through the Lincoln Life separate account.

                          LNC EQUITY SALES CORPORATION

  LNC Equity Sales Corporation ("LNC Equity"), a registered broker-dealer, is the principal underwriter of the Contracts. As such, LNC Equity will be offering the Contracts and performing all duties and functions that are necessary and proper for distribution of the Contracts. LNC Equity has also entered into sales agreements with independent broker-dealers for the sale of the Contracts. LNC Equity may pay sales commissions to broker-dealers up to an amount equivalent to 3.5% of Contributions under a Contract. LNC Equity's principal business office is at 3811 Illinois Road, Suite 205, Fort Wayne, Indiana 46804.

                        THE VARIABLE INVESTMENT DIVISION

  On December 31, 1991, pursuant to the merger of UNUM Life Insurance Company and UNUM Pension and Insurance Company into UNUM/America, the Variable Investment Division was transferred intact to UNUM/America. Prior to that, on July 8, 1988, the Board of Directors of UNUM Life Insurance Company authorized the establishment of the Variable Investment Division called the TSAVA Separate Account in accordance with the Maine Insurance Code. On February 7, 1991, the Board of Directors of UNUM Life Insurance Company expanded the scope of the Variable Investment Division and changed its name to the VA-I Separate Account. Under Maine law, the funds in the Variable Investment Division are owned by UNUM/America and UNUM/America is not, nor can UNUM/America be, a trustee with respect to those funds. The Variable Investment Division is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of either the Variable Investment Division or UNUM/America by the SEC.

  The Variable Investment Division currently consists of nine Sub-Accounts. The Sub-Accounts invest in shares of the Funds. Therefore, the investment experience of the Sub-Accounts depends on the performance of the Funds.

  The income, gains and losses, realized or unrealized, from assets allocated to the Variable Investment Division are credited to or charged against the Variable Investment Division, without regard to other income, gains or losses in UNUM/America's general account or any other separate account. The Contract provides that the assets of the Variable Investment Division may not be charged with liabilities arising out of any other business of UNUM/America. UNUM/America may accumulate in the Variable Investment Division proceeds from charges under the Contract and other amounts in excess of the Variable Investment Division assets representing Contract reserves and liabilities. UNUM/America is the issuer of the Contracts and the obligations set forth therein, other than those of the Contractholder or the Participant, are UNUM/America's. As noted previously, however, UNUM/America has entered into an agreement providing for the assumption of

UNUM/America's obligations under the Contracts by Lincoln Life. See "Acquisition Agreement with The Lincoln National Life Insurance Company."

                                   THE FUNDS

  The nine Sub-Accounts invest directly in nine corresponding Funds. Each of these Funds was formed as an investment vehicle for insurance company separate accounts.

  Information about each of the Funds, including their investment objectives and investment management, is contained below. Additional information about the Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the Funds, which should be read carefully before investing. There is no assurance that any Fund will achieve its stated objectives. Additional copies of the Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the Funds without charge by writing to the particular Funds at the addresses noted on the front of the Fund prospectus. Shares of the Funds are sold not only to the Sub-Accounts but also to variable annuity and variable life separate accounts of other insurance companies. For a disclosure of possible conflicts involved in the Sub-Accounts investing in Funds that are so offered, see the applicable Fund prospectus.

  On the effective date of a Participant's transfer to Lincoln Life, the Participant's Account balance in the Variable Investment Division will be transferred to a Lincoln Life separate account. UNUM/America and Lincoln Life intend that the Lincoln Life separate account will have nine Sub-Accounts which will invest in the same nine Funds currently offered by UNUM/America's Variable Investment Division. Any deletion of Funds or substitution of different Funds would require regulatory approval. Additional Funds may nevertheless be added or deleted in the future.

                            DREYFUS STOCK INDEX FUND

  Dreyfus Stock Index Fund is an open-end, non-diversified management investment company known as an index fund. Its goal is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, acts as the Fund manager and Mellon Equity Associates, an affiliate of Dreyfus located at 500 Grant Street, Pittsburgh, Pennsylvania 15258, is the Fund index manager.

 CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO OF ACACIA CAPITAL CORPORATION

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO: The Calvert Responsibly Invested Balanced Portfolio seeks total return above the rate of inflation through an actively managed, nondiversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and growth opportunity and which satisfy the social concern criteria established for the Portfolio. Shares of the Portfolio are offered only to insurance companies for allocation to certain of their variable accounts.

  The Calvert Asset Management Company, Inc., located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, serves as the Portfolio's investment advisor.

          THE SMALL CAP PORTFOLIO OF DREYFUS VARIABLE INVESTMENT FUND

  Dreyfus Variable Investment Fund is an open-end, diversified management investment company.

THE SMALL CAP PORTFOLIO: The Portfolio seeks to maximize capital appreciation. The Small Cap Portfolio seeks out companies that The Dreyfus Corporation believes have the potential for significant growth. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in companies with market capitalization of less than $1.5 billion, at the time of purchase, both domestic and foreign, which the Portfolio believes to be characterized by new or innovative products or services which should enhance prospects for growth in future earnings. The Portfolio may also invest in special situations such as corporate restructurings, mergers or acquisitions.

  The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's investment adviser.

   FIDELITY VARIABLE INSURANCE PRODUCTS FUND: EQUITY INCOME PORTFOLIO, GROWTH
                     PORTFOLIO, AND MONEY MARKET PORTFOLIO

EQUITY-INCOME PORTFOLIO: The Portfolio seeks reasonable income by normally investing at least 65% of its total assets in income-producing common or preferred stock and the remainder in debt securities.

GROWTH PORTFOLIO: The Portfolio seeks to achieve capital appreciation. The Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

MONEY MARKET PORTFOLIO: The Portfolio seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. For more information regarding the Portfolio, into which initial Contributions are invested pending UNUM/America's receipt of a complete order, please see the "Initial Contributions" section.

  Fidelity Management & Research Company ("FMR") is the manager of the Equity-Income Portfolio, the Growth Portfolio and the Money Market Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109.

    FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II: ASSET MANAGER PORTFOLIO

ASSET MANAGER PORTFOLIO: The Portfolio seeks high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed income instruments.

  FMR is the manager of the Portfolio and is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMR or its affiliate may compensate Lincoln Life or its affiliate for administrative, distribution, or other services. Such compensation would be based on assets of the Fidelity Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

      VP CAPITAL APPRECIATION AND VP BALANCED OF AMERICAN CENTURY VARIABLE
                                PORTFOLIOS, INC.

VP CAPITAL APPRECIATION: The Portfolio seeks capital growth by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.

VP BALANCED: The Portfolio seeks capital growth and current income. Its investment team intends to maintain approximately 60% of the portfolio's assets in common stocks that are considered by its manager to have better than average prospects for appreciation and the balance in bonds and other fixed income securities.

  American Century Variable Portfolios, Inc. is managed by American Century Investment Management, Inc. (formerly Investors Research Corporation), which also manages the American Century Family of mutual funds. American Century Investment Management, Inc. has its principal place of business at 4500 Main Street, Kansas City, Missouri 64111.

  Lincoln Life or its affiliate may perform certain administrative or other services that would otherwise be performed by American Century Services Corporation, and American Century Investment Management, Inc. may pay Lincoln Life or its affiliate for such services. Such compensation would be based on assets of the American Century Funds attributable to the Contracts and certain other contracts issued by Lincoln Life and its affiliates.

   INTERNATIONAL STOCK PORTFOLIO OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

INTERNATIONAL STOCK PORTFOLIO: The International Stock Portfolio seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

  The Series is managed by Rowe Price-Fleming International, Inc., one of America's largest international no load mutual fund managers with approximately $25 million under management as of December 31, 1996, from its offices in Baltimore, London, Tokyo, Hong Kong and Singapore.

                              CONTRACT PROVISIONS

                                    GENERAL

  UNUM/America has designed these Contracts for Employers and other entities to enable Participants and Employers to accumulate funds for retirement programs meeting the requirements of the following Sections of the Internal Revenue Code of 1986, as amended (the "Code"): 401(a), 403(b), 408, 457 and other related Sections as well as for programs offering non-qualified annuities. An Employer, Association or trustee in some circumstances, may enter into a Contract with UNUM/America by filling out an application and returning it to UNUM/America. Upon UNUM/America's acceptance of the application, Contractholders or an affiliated Employer can forward Contributions on behalf of employees who then become Participants under the Contracts. For Plans that have allocated rights to the Participant, UNUM/America will issue to each Participant a separate Active Life Certificate that describes the basic provisions of the Contract to each Participant.

                        CONTRIBUTIONS UNDER THE CONTRACT

  Generally, under the Contracts, Contributions are forwarded by the Contractholders to UNUM/America for investment. Depending on the Plan, the Contributions may consist of salary reduction Contributions, Employer Contributions or post-tax Contributions. Lincoln Life will administer the Contracts after the Closing Date. Contractholders will be notified of any change in procedures.

  Contributions may accumulate on either a guaranteed or variable basis depending upon the Divisions available under the Contract and/or the Division in which the Contributions are deposited. Contributions to the Guaranteed Interest Division become part of UNUM/America's General Account and are guaranteed a minimum rate of interest.

  UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. UNUM/America assumes the risk of investment gain or loss on contributions to the Guaranteed Interest Division. See "Guaranteed Interest Division."

Contributions to the Variable Investment Division are credited with a rate of return dependent upon the investment experience of the Sub-Accounts in which the Contributions are invested.

  Contributions by Participants may be in any amount unless there is a minimum amount set by the Contractholder or Plan. A Contract may require the Contractholder to contribute a minimum annual amount on behalf of all Participants. Annual Contributions under Qualified Plans may be subject to maximum limits imposed by the Code. Annual Contributions under non-qualified plans may be limited by the terms of the Contract. In the Statement of Additional Information see "Tax Law Considerations" for a discussion of these limits. Subject to any restrictions imposed by the Plan or the Code, transfers from other contracts and qualified rollover Contributions will be accepted.

  Section 830.205 of the Texas Education Code provides that Employer or state Contributions (other than salary reduction Contributions) on behalf of Participants in the Texas Optional Retirement Program ("ORP") vest after one year of participation in the program. UNUM/America will return Employer Contributions to the Contractholder for those employees who terminate employment in all Texas institutions of higher education before becoming vested. During this first participation year in the ORP, ORP Participants may only direct Employer and state Contributions to the Guaranteed Interest Division.

  Contributions must be in United States funds unless UNUM/America agrees in writing to accept other currencies. Any non-US funds will be converted to U.S. funds. All withdrawals and distributions under this Contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method constituting a Contribution, UNUM/America will treat the Contribution as invalid. All allocation and subsequent transfers resulting from the invalid Contributions shall be reversed and the party responsible for the invalid Contribution shall reimburse UNUM/America for any losses or expenses resulting from the invalid Contribution.

                             INITIAL CONTRIBUTIONS

  The initial Contribution for a Participant will be credited to the Participant's Account no later than two Business Days after it is received by UNUM/America if it is preceded or accompanied by a completed enrollment form containing all the information necessary for processing the Participant's Contribution. If UNUM/America does not receive a complete enrollment form, UNUM/America will notify the Contractholder or the Participant that UNUM/America does not have the necessary information to process the Contribution. If the necessary information is not provided to UNUM/America within five (5) Business Days after UNUM/America first receives the initial Contribution, UNUM/America will return the initial Contribution less any withdrawal(s) by the Participant or by the Contractholder, unless the Participant or the Contractholder specifically consents to UNUM/America retaining the Contribution until the enrollment form is made complete.

  Notwithstanding the above, when the Contract includes language regarding the "Pending Allocation Account", the following shall apply: Where state approval has been obtained, if UNUM/America receives Contributions which are not accompanied by a properly completed Enrollment Form, UNUM/America will notify the Contractholder of that fact and deposit the Contributions to the Pending Allocation Account, unless such Contributions are designated to another Account in accordance with the Plan. Within two business days of receipt of a properly completed Enrollment Form, the Participant's Account balance in the Pending Allocation Account will be transferred in accordance with the allocation percentages elected on the Enrollment Form. All future Contributions will also be allocated in accordance with these percentages until such time as the Participant may notify UNUM/America of a change. If a properly completed Enrollment Form is not received after three monthly notices have been sent, the Participant's Account balance in the Pending Allocation Account will be refunded to the Contractholder within 105 days of the date of the initial Contribution. The Pending Allocation Account invests in Fidelity's Variable Insurance Products Fund: Money Market Portfolio and is not available as an investment option under the group annuity contract. Mortality & Expense Risk Charges and the Annual Administration Charge do not apply to this Account. These charges will be applicable upon receipt of a properly completed Enrollment Form and the Participant's contract Participation Date will be the date money was deposited in the Pending Allocation Account.

                          ALLOCATION OF CONTRIBUTIONS

  A Participant must designate in writing, subject to the Plan, the percent of their Contribution which will be allocated to each Division and to each Sub-Account available under their Contract. The Contributions allocation percentage to the Guaranteed Investment Division or any Sub-Account can be in any whole percent. A Participant whose Employer offers two or more UNUM/America contracts for the same type of Qualified or Non-Qualified Plan may allocate Contributions to a maximum of ten Sub-Accounts and Guaranteed Interest Division. Participants, subject to the terms of the Plan, may change the allocation of Contributions by notifying UNUM/America in writing or by telephone in accordance with procedures published by UNUM/America. Telephone requests for allocation changes follow the same verification of identity rules as for Transfers. (See "Telephone Transfers.") When UNUM/America receives a notice in writing, the form must be acceptable to UNUM/America. Upon receipt by UNUM/America, the change will be effective for all Contributions received concurrently with the allocation change form and for all future Contributions, unless a later date is requested. Changes in the allocation of future Contributions have no effect on amounts a Participant may have already contributed. Such amounts, however, may be transferred between Divisions and Sub-Accounts pursuant to the requirements described in "Transfers between Divisions and Sub-Accounts." Allocations of employer contributions may be restricted by the applicable plan.

                            SUBSEQUENT CONTRIBUTIONS

  The Contractholder will forward Contributions to UNUM/America specifying the amount being contributed on behalf of each Participant. The Contractholder must send Contributions and provide such allocation information in accordance with procedures established by UNUM/America. The Contributions shall be allocated among the Guaranteed Interest Division and the Variable Investment Division in accordance with the Contractholder's or the Participant's written instructions as described above in "Allocation of Contributions."

                          INVESTMENT OF CONTRIBUTIONS

  Contributions are invested as of the date of receipt at UNUM/America, provided that they are received on a Business Day and allocation information is provided in a form acceptable to UNUM/America in accordance with procedures established by UNUM/America. Contributions on behalf of a Participant which are allocated to the Variable Investment Division will be credited with Accumulation Units as of that date. A Participant's interest in the Variable Investment Division during the Accumulation Period is the value of the Participant's Accumulation Units in the Variable Investment Division. The number of Accumulation Units credited to a Participant's Account in a Sub-Account is calculated by dividing the Contribution allocated to the Sub-Account by the dollar value of an Accumulation Unit next determined after receipt of the Contribution. The number of Accumulation Units purchased will not vary as a result of any subsequent fluctuations in the Accumulation Unit Value. The Accumulation Unit Value, of course, fluctuates with the investment performance of the underlying Fund and also reflects deductions and charges made against the Variable Investment Division.

                    DETERMINATION OF ACCUMULATION UNIT VALUE

  UNUM/America determines the Accumulation Unit Value of each Sub-Account on each Valuation Date. The Accumulation Unit Values for all Sub-Accounts other than the Index Account were initially set at ten dollars ($10). The Accumulation Unit Value was initially set at $9.9060 for the Index Account. Subsequent Accumulation Unit Values are determined by multiplying the Net Investment Factor for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

  UNUM/America uses a Net Investment Factor to measure the daily fluctuations in value of a Sub-Account. The Net Investment Factor for any Valuation Period is determined as follows:

    (a) The net asset value per share of the underlying Fund as of the end of a Valuation Period is added to the amount per share of any dividends or capital gain distributions paid by the Fund during that Valuation Period;

    (b) The amount in (a) above is then divided by the net asset value per share of the underlying Fund as of the end of the immediately preceding Valuation Period;

    (c) The result of (a) divided by (b) is then multiplied by one minus the annual mortality and expense risk charge to the n/365th power where n equals the number of calendar days since the immediately preceding Valua-tion Date.

  The above calculation will be adjusted by the amount per share of any taxes which are incurred by UNUM/America because of the existence of the Variable Investment Division.

  The Participant's Account balance is equal to the sum of the Participant's Account balances in both the Variable Investment Division and the Guaranteed Interest Division.

                  TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  During the Accumulation Period and subject to the terms of the Plan, transfers may be made of all or part of a Participant's Account balance in any Division or Sub-Account to another Sub-Account or Division. Transfers will not change the allocation of future Contributions to the Divisions and Sub-Accounts. UNUM/America does not require that any minimum amount be transferred. To effect a transfer, UNUM/America must receive a written transfer request in a form acceptable to UNUM/America. During any one calendar year, a Participant may make one transfer from the Guaranteed Interest Division to the Variable Investment Division in an amount not to exceed 20% of the Guaranteed Interest Division Account balance pursuant to the provisions of the Contract.

  Transfers to or from the Variable Investment Division are made using the Accumulation Unit Value next computed following UNUM/America's receipt of the written transfer request.

             TELEPHONE TRANSFERS BETWEEN DIVISIONS AND SUB-ACCOUNTS

  UNUM/America may accept telephone transfers from Participants when this is allowed by the Contractholder. In order to prevent unauthorized or fraudulent transfers, UNUM/America will require a Participant to provide certain identifying information before UNUM/America will act upon their instructions. UNUM/America may also assign the Participant a Personal Identification Number
(PIN) to serve as identification. UNUM/America will not be liable for following telephone instructions it reasonably believes are genuine. Telephone transfer requests may be recorded and written confirmation of all transfer requests will be mailed to the Participant or Contractholder on the next Business Day. Telephone transfers will be processed on the Business Day that they are received when they are received at the UNUM/America Home Office before 4:00 p.m. Eastern Time. If the Participant or Contractholder determines that a transfer has been made in error, the Participant or Contractholder must notify UNUM/America within 30 days of the confirmation notice date. See "Contract Provisions, Transfers between Divisions and Sub-Accounts."

                                  WITHDRAWALS

  During the Accumulation Period and subject to the terms of the Plan, withdrawals may be made from either or both Divisions of all or part of the Participant's Account balance in a Division or Sub-Account remaining after deductions for any applicable (1) Annual Administration Charge (imposed on Total Withdrawals), (2) premium taxes, and (3) outstanding loan including loan security. Annuity Conversion Amounts are not considered withdrawals. See "Annuity Period, Annuities: General."

  Special limits apply to withdrawals (and transfers to the Variable Investment Division) from the Guaranteed Interest Division. See "Guaranteed Interest Division."

  Notwithstanding such limits, a Participant may withdraw 100% of their Guaranteed Interest Division Account balance at any time provided that UNUM/America receives satisfactory proof of the following events: (a) the Participant has attained age 59 1/2; (b) the Participant has died; (c) the Participant has incurred a disability as defined under the Contract; (d) the Participant has separated from service from their Employer; or (e) the Participant has incurred a financial hardship. A Contractholder has options of
(i) choosing to eliminate financial hardship as an event entitling the Participant to a 100% withdrawal from the Contract; and/or (ii) adding a requirement that the Participant be 55 years of age and separated from service to be entitled to a 100% withdrawal from the Guaranteed Interest Division. Contractholders choosing one or more of these options may receive a higher declared interest rate on the Guaranteed Interest Division than will holders of Contracts without these provisions.

  All withdrawal requests must indicate the amount to be withdrawn and be submitted in a form acceptable to UNUM/America. If the request does not specify the Sub-Accounts and/or the Divisions from which the withdrawal is to be made, the withdrawal will be made pro rata based on balances in the Sub-Accounts and the Guaranteed Interest Division. UNUM/America does not require that any minimum amount be withdrawn. Telephone withdrawal requests are not available.

  Withdrawals from the Variable Investment Division are made by reducing the Participant's number of Accumulation Units in the applicable Sub-Account. In determining the number of Accumulation Units to be reduced, UNUM/America uses the Accumulation Unit Value next computed after UNUM/America's receipt of the written withdrawal request.

  Payment of all Variable Investment Division withdrawal amounts will be made, within the time period allowed under current Federal law but in no case later than seven days, after receipt by UNUM/America of the withdrawal request in a form acceptable to UNUM/America. See "Market Emergencies."

                               TOTAL WITHDRAWALS

  A Total Withdrawal can only be made by a Participant who has no outstanding loans under the Contract. A Total Withdrawal of a Participant's Account will occur when (a) the Participant or Contractholder requests the liquidation of the Participant's entire Account balance, or (b) the amount requested results in a remaining Participant's Account balance of less than or equal to the Annual Administration Charge, in which case the request is treated as if it were a request for liquidation of the Participant's entire account balance.

  Any Active Life Certificate must be surrendered to UNUM/America when a Total Withdrawal occurs. If a Contractholder resumes Contributions on behalf of a Participant after a Total Withdrawal, the Participant will receive a new Participation Date and Active Life Certificate.

  A Participant refund under the free-look provisions is not considered a Total Withdrawal.

                              PARTIAL WITHDRAWALS

  A Partial Withdrawal of a Participant's Account will occur when less than a Total Withdrawal is made from a Participant's Account.

                          SYSTEMATIC WITHDRAWAL OPTION

  Participants who are at least age 59 1/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the Contract. Under the SWO a Participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. Payments are made only from the Guaranteed Interest Account. A Participant must have a vested pre-tax account balance of at least $10,000 in order to select the SWO. A Participant may transfer amounts from the Variable Investment Division to the Guaranteed Interest Division in order to support SWO payments. These transfers, however, are subject to the transfer restrictions described in this Prospectus and/or imposed by any applicable Plan. A one-time fee of up to $30 may be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. Additional restrictions applicable to withdrawals under a Contract generally may also apply to exercise of the SWO. More information about SWO, including applicable fees and charges, is available in the Contracts and Active Life Certificates as well as from UNUM/America.

                          MAXIMUM CONSERVATION OPTION

  Under certain Contracts participants who are at least age 70 1/2 may request that UNUM/America calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10), 408(a) or 457(d) of the Code. The Participant must complete forms as required by UNUM/America in order to elect this option. UNUM/America will base its calculation solely on the Participant's Account Value with UNUM/America. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-UNUM/America contracts.

                            WITHDRAWAL RESTRICTIONS

  Withdrawals under Section 403(b) Contracts are subject to the limitations under Section 403(b)(11) of the Code and regulations thereof and in any applicable Plan document. That section provides that salary reduction Contributions deposited and earnings credited on any salary reduction Contributions after December 31, 1988 may only be withdrawn if the Participant has (1) died; (2) become disabled; (3) attained age 59 1/2; (4) separated from service; or (5) incurred a hardship. Amounts accumulated in one Section 403(b)(1) contract may be transferred to another Section 403(b)(1) contract or
Section 403(b)(7) custodial account without a penalty under the Code. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a Contract, such amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction Contributions under the Contracts. For more information on these provisions see "Federal Income Tax Considerations."

  Withdrawal requests for a Participant under Section 457(b) Plans and Plans subject to Title I of ERISA must be authorized by the Contractholder on behalf of a Participant. All withdrawal requests will require the Contractholder's written authorization and written documentation specifying the portion of the Participant's Account balance which is available for distribution to the Participant. Withdrawal requests for Section 457(f) Plans must be requested by the Contractholder.

  As required by Section 830.105 of the Texas Education Code, withdrawal requests by Participants in the Texas Optional Retirement Program ("ORP") are only permitted in the event of

(1) death; (2) retirement; (3) termination of employment in all Texas institutions of higher education; or (4) attainment of age 70 1/2. A Participant in an ORP Contract is required to obtain a certificate of termination from the Participant's Employer before a withdrawal request can be granted.

  For withdrawal requests (other than transfers to other investment vehicles), by Participants under Plans not subject to Title I of ERISA and non-457 Plans, the Participant must certify to UNUM/America that one of the events listed in the Code has occurred (and provide supporting information, if requested) and that UNUM/America may rely on such representation in granting such withdrawal request. See "Federal Income Tax Considerations." A Participant should consult their tax adviser as well as review the provisions of their Plan before requesting a withdrawal.

  In addition to the restrictions noted above, a Plan may contain additional withdrawal or transfer restrictions.

  Early withdrawals, as defined under Section 72(q) and 72(t) of the Code, may be subject to a ten percent excise tax.

                                 DEATH BENEFITS

  The payment of death benefits will be governed by the provisions of the applicable Plan and the Code. In the event of the death of a Participant during the Accumulation Period, UNUM/America will pay the Beneficiary, if one is living, or the Plan the greater of the following amounts:

    (1) The Net Contributions, or

    (2) The Participant's Account balance less any outstanding loan (includ-ing principal and due and accrued interest), as of the date of notifica-tion.

  If UNUM/America is not notified of the Participant's death within six months of such death, the Beneficiary will receive the Death Benefit amount described in paragraph (2).

  A Beneficiary may elect to have the Death Benefit (1) paid as a lump sum, (2) converted to a Payout Annuity or (3) as a combination of a lump sum payment and a Payout Annuity.

  UNUM/America will calculate the Death Benefit as of the end of the Valuation Period during which it receives both satisfactory notification of the Participant's death and an election of a form of Death Benefit (as described below). Payment of a lump sum election will be made within the time period prescribed by Federal law but in no case later than seven days following such calculation. Payment of an annuity option will be paid in accordance with the provisions regarding annuities.

  See "Annuity Period." If no election is made within sixty days following UNUM/America's receipt of satisfactory notice of the Participant's death, the Death Benefit will be paid in the form of a lump sum payment and will be calculated as of the end of the Valuation Period during which that sixtieth day occurs (and payment will be made within the time period prescribed by Federal law but in no case later than seven days after such calculation date).

  Satisfactory proof of death may consist of: a copy of a certified death certificate; a copy of a certified decree of a court of competent jurisdiction as to the finding of death; a written statement by a medical doctor who attended the deceased at the time of death; or any other proof satisfactory to UNUM/America.

  Notwithstanding the above, if the Beneficiary is someone other than the spouse of the deceased Participant, the Code provides that the Beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the Participant's death. If a non-spousal Beneficiary elects to receive payment in a single lump sum, the Code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the Participant's death.

  If the Beneficiary is the surviving spouse of the deceased Participant, distributions are not required under the Code to begin earlier than December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the Beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the Participant.

  If there is no living named Beneficiary on file with UNUM/America at the time of a Participant's death and unless the Plan directs otherwise, UNUM/America will pay the Death Benefit to the Participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the Participant's death, but only if such proof of death is received by UNUM/America no later than the end of the fourth calendar year following the year of the Participant's death. In such case, valuation of the Death Benefit will occur as of the end of the Valuation Period during which due proof of death is received by UNUM/America, and the lump sum Death Benefit will be paid within the time period prescribed by Federal law but in no case later than seven days of that date.

                             DEDUCTIONS AND CHARGES

                CHARGES AGAINST THE VARIABLE INVESTMENT DIVISION

MORTALITY AND EXPENSE RISK CHARGES

  Certain charges will be assessed as a percentage of the value of the net assets of the Variable Investment Division to compensate UNUM/America for risks assumed in connection with the Contracts.

  UNUM/America deducts from the net assets of the Variable Investment Division a daily charge of 1.20% on an annual basis.

  This charge is assessed both during the Accumulation Period and the Annuity Period although, during the Annuity Period, UNUM/America will bear no mortality risk with respect to the Annuity Options that do not involve life contingencies. This amount is intended to compensate UNUM/America for certain Mortality and Expense Risks UNUM/America assumes in operating the Variable Investment Division and for providing services to the Participant. The total charge may not be altered.

  The Expense Risk is the risk that UNUM/America's actual expenses in issuing and administering the Contract will be more than UNUM/America estimated. The Mortality Risk borne by UNUM/America arises from the chance that UNUM/America's actuarial estimate of mortality rates during the Annuity Period, as guaranteed in the Contract, may prove erroneous and that an Annuitant may live longer than expected. This contractual guarantee assures that neither an Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect under the Contracts. In addition, UNUM/America bears the Mortality Risk that it guarantees to pay a Death Benefit that may be higher than the Participant's Account balance upon the death of the Participant prior to the Annuity Period.

                         CHARGES AGAINST THE CONTRACTS

  The charges that UNUM/America assesses in connection with the Contracts are described below.

ANNUAL ADMINISTRATION CHARGE

  UNUM/America provides many administrative functions in connection with the Contracts, including receiving and allocating Contributions in accordance with the Contracts, making annuity payments when they become due, and preparing and filing all reports required to be filed by the Variable Investment Division. In addition, UNUM/America provides Participants with Account statements and accounting services that keep track of pre-tax monies, employee and Employer monies, vested Account balances and rollover or transferred monies.

  In consideration for these administrative services, UNUM/America currently deducts $25 (or the balance of the Participant's Account if less) per year from each Participant's Account balance on the last Business Day of the month in which a Participation Anniversary occurs. This charge is deducted only during the Accumulation Period. This Annual Administration Charge is also withdrawn from a Participant's Account balance if and when a Participant's Account is totally withdrawn on any date other than the last Business Day of the month in which the Participation Anniversary occurs.

  The Annual Administration Charge may be reduced or waived for those Participants who are participating under another UNUM/America contract which imposes an Annual Administration Charge or where UNUM/America's interest costs or expenses are reduced due to the terms of the Contract, economies of scale or administrative assistance provided by the Contractholder. In addition, the Employer has the option of paying the Annual Administration charge on behalf of the Participants under a Contract.

  Under certain Contracts, the Contractholder may also choose to have the Annual Administration Charge paid only by those Participants in the Variable Investment Division. Contracts offering this provision will typically have a declared interest rate in the Guaranteed Interest Division which is lower than under contracts not offering this provision. For contracts offering this provision, the Annual Administration Charge will be withdrawn as described in this section.

  Since the Closing Date, Lincoln Life has administered the Contracts on behalf of UNUM/America pursuant to an administrative services agreement. See "Acquisition Agreement with The Lincoln National Life Insurance Company."

PREMIUM TAXES

  Certain states require that a premium tax be paid on contributions to a variable annuity contract. Others assess a premium tax at the time of annuitization. UNUM/America will deduct any applicable premium tax from the Participant's Account balance at the time required by state law.

                                 MISCELLANEOUS

  The Variable Investment Division purchases shares from the Funds at net asset value. The net asset value reflects investment management fees and other expenses that have already been deducted from the assets of the Funds. The Funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in each prospectus for the Funds.

                                 ANNUITY PERIOD

                           PAYOUT ANNUITIES: GENERAL

  To the extent permitted by the Plan, the Participant, or the Beneficiary of a deceased Participant, may elect to convert all or part of the Participant's Account balance or the Death Benefit to a Payout Annuity. Payout Annuities are available as either a Guaranteed or Variable Annuity or a combination of both. Annuity payments from the Guaranteed Interest Division remain constant throughout the annuity period. Annuity payments from the Variable Investment Division fluctuate depending upon the investment experience of the applicable Sub-Accounts. Variable Annuity payments are based upon Annuity Unit Values. See "Annuity Payments" below and "Determination of Variable Annuity Payments" in the Statement of Additional Information for further information.

  The Annuity Commencement Date marks the date on which the first annuity payment is made to an Annuitant. For Plans subject to Section 401(a)(9)(B) of the Code, a Beneficiary must select an Annuity Commencement Date that is not later than one year after the date of the Participant's death. A Participant or Contractholder may select any Annuity Commencement Date for the Annuitant which is then reflected in the Retired Life Certificate. However, since an annuity payment is considered a distribution under the Code, selection of an Annuity Commencement Date may be affected by the distribution restrictions under the Code and the minimum distribution requirements under Section 401(a)(9) of the Code. See "Federal Income Tax Considerations." The selection of an Annuity Commencement Date, the annuity option, the amount of the Payout Annuity and whether the amount is to be paid as a Guaranteed or a Variable Annuity must be made by the Participant in writing, in a satisfactory form, and received at least 30 days in advance of the Annuity Commencement Date. After the Annuity Commencement Date an Annuitant may not change either their annuity option or the type (i.e., variable or guaranteed) of Payout Annuity for any amount applied toward the purchase of an annuity.

  The Annuity Conversion Amount is either the Participant's Account balance, or a portion thereof, or the Death Benefit plus interest, as of the Annuity Payment Calculation Date. For a Guaranteed Annuity, the Annuity Commencement Date is typically one month after the Annuity Payment Calculation Date; subsequent payments are at one month intervals from the Annuity Commencement Date. For a Variable Annuity, the Annuity Commencement Date is 10 Business Days after the initial Annuity Payment Calculation Date; subsequent monthly payments have Annuity Payment Calculation Dates which are 10 Business Days prior. The 10 Business Days are necessary to calculate the amount of the Payout Annuity payments and to mail the checks in advance of their monthly due dates.

  If the Participant's Account balance or the Beneficiary's Death Benefit is less than $2,000 or if the amount of the first scheduled payment is less than $20, the annuity may be cancelled and the Participant or Beneficiary required to accept payment of the entire amount in a lump sum.

                            PAYOUT ANNUITY PAYMENTS

  The amount of each annuity payment will depend upon the Annuity Conversion Amount applied to an annuity option, the form of the annuity option selected and the age of the Participant at the Annuity Commencement Date. Unless otherwise notified, the Participant's Account balance in the Guaranteed Interest Division will be applied toward a Guaranteed Annuity and the Participant's Account balance in the Variable Investment Division toward a Variable Annuity.

  The payment amount for a Guaranteed Annuity is determined by dividing the Participant's Annuity Conversion Amount in the Guaranteed Interest Division as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract.

  The initial payment amount for a Variable Annuity is determined by dividing the Participant's Annuity Conversion Amount(s) in the applicable Sub-Account(s) as of the initial Annuity Payment Calculation Date by the applicable Annuity Conversion Factor as defined in the Contract. The amounts of subsequent payments vary depending on the investment experience of the Sub-Account(s) and the interest rate option selected by the Contractholder or Annuitant. The payment amounts will not be affected by UNUM/America's mortality or expense experience and will not be reduced by an Annual Administration Charge. For additional information on the determination of subsequent payment amounts, refer to the Statement of Additional Information, "Determination of Variable Annuity Payments."

                             PAYOUT ANNUITY OPTIONS

  Participants are offered a range of annuity options including, but not limited to, the following:

SINGLE LIFE ANNUITY

  Payments are made monthly during the lifetime of the Annuitant, and the annuity terminates with the last payment preceding death.

LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10, 15 OR 20 YEARS

  Payments are made monthly during the lifetime of the Annuitant with a monthly payment guaranteed to the Beneficiary for the remainder of the selected number of years, if the Annuitant dies before the end of the period selected. Payments under this annuity option are smaller than a Single Life Annuity without a guaranteed payment period.

JOINT LIFE ANNUITIES

  Payments are made monthly during the joint lifetime of the Annuitant and a designated second person.

NON-LIFE ANNUITIES

  Annuity payments are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the Annuity Period, an Annuitant who has selected this annuity option as a Variable Annuity or a surviving Beneficiary may request at any time during the payment period that the present value of any remaining installments be paid in one lump sum.

  Under Qualified Plans, any annuity selected must be payable over a period that does not extend beyond the life expectancy of the Participant and the Participant's designated Beneficiary. If the Beneficiary is someone other than the Participant's spouse, the present value of payments to be made to the Participant must be more than 50% of the present value of the total payments to be made to the Participant and the Beneficiary.

  In the event that an Annuitant dies before the end of a designated Annuity period, the Beneficiary, if any, or the Annuitant's estate will receive any remaining payments due under the annuity option in effect.

                       FEDERAL INCOME TAX CONSIDERATIONS

  The following discussion assumes that the contracts will qualify as annuity contracts for Federal income tax purposes. The description of the Federal income tax status of amounts received under the Contracts is not exhaustive and is not intended to cover all situations. Contractholders and Participants should seek advice from their tax advisers on a regular basis as to the application of Federal (and, where applicable, state and local) tax laws to amounts received by them or their Beneficiaries under the Contracts. All dollar amounts and percentages stated below are subject to change according to Federal law. With respect to the transfer of Contracts from UNUM/America to Lincoln Life or Lincoln-NY, there will be no adverse tax consequences to Contractholders or participants as a result of the transfer. For additional Federal Income Tax Considerations, please refer to the Statement of Additional Information.

                              NON-QUALIFIED PLANS

  Under a non-qualified Plan, an individual may make Contributions to the Contract which are neither tax-deductible or tax deferred. The earnings on the Contributions accumulate on a tax-deferred basis until withdrawn. Non-Qualified Plans investing in annuity contracts are subject to the Federal Taxation rules of Section 72 of the Code.

  The Code does not limit the Participant's contributions to a Section 72 plan. There are no Code restrictions on withdrawals or minimum age when the Participant must begin withdrawals.

  Section 401(A) Plans. Section 401(a) of the Code provides special tax treatment for pension, profit sharing and stock bonus Plans established by employers for their employees. Contributions to a Section 401(a) Plan and any earnings attributable to such Contributions are currently excluded from the Participant's income. Section 401(a) Plans are subject to, among other things, limitations on: maximum contributions, minimum coverage and participation, minimum funding, minimum vesting requirements and distribution requirements. The specific limitations are outlined in the plan document adopted by the employer.

  A Participant who makes a withdrawal from a Section 401(a) program must include that amount in current income. In addition, Section 401(k)(2) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions may not be withdrawn from the Participant's Section 401(k) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. In addition, Section 402 of the Code permits tax-free rollovers from Section 401(a) programs to individual retirement annuities or certain other Section 401(a) programs under certain circumstances.

  Section 403(b) Plans. A Participant who is an employee of a hospital or other tax-exempt organization described in Section 501(c)(3) or 501(e) of the Code may exclude from current earnings amounts contributed to a Section 403(b) program. Under the terms of a Section 403(b) program, an Employer may make Contributions directly to the program on behalf of the Participant, the Participant may enter into a salary reduction agreement with the Participant's Employer authorizing the Employer to contribute a percentage of the Participant's salary to the program and/or the Participant may authorize the Employer to make after tax Contributions to the program. Currently, the Code permits employees to defer up to $9,500 of their income through salary agreements. All Contributions made to the Section 403(b) program are subject to the limitations described in Code Sections 402(g) regarding elective deferral amounts, 403(b)(2) regarding the maximum exclusion allowance, and 415(a)(2) and 415(c) regarding the limitations on annual additions.

  A Participant who makes a withdrawal from their Section 403(b) program must include that amount in current income. In addition, Section 403(b)(11) of the Code requires that salary reduction Contributions made and/or earnings credited on any salary reduction Contributions after December 31, 1988 may not be withdrawn from the Participant's Section 403(b) program prior to the Participant having (1) attained age 59 1/2, (2) separated from service, (3) become disabled, (4) died or (5) incurred a hardship. Hardship withdrawals may not include any income credited after December 31, 1988 that is attributable to any salary reduction Contributions. The Internal Revenue Service has ruled (Revenue Ruling 90-24) that amounts may be transferred between Section 403(b) investment vehicles as long as the transferred funds retain withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. In addition, Section 403(b)(8) of the Code permits tax-free rollovers from Section 403(b) programs to individual retirement annuities or other
Section 403(b) programs under certain circumstances. Qualified distributions eligible for rollover treatment may be subject to a 20% federal tax withholding depending on whether or not the distribution is paid directly to an eligible retirement plan.

  Section 408 Plans (IRAS). Under current law, individuals may contribute and deduct the lesser of $2,000 or 100% of their compensation to an IRA. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse. The deduction for Contributions is phased out for individuals who are considered active participants under qualified Plans and whose Adjusted Gross Income attains a certain level. For a single person the $2,000 deduction is available when the taxpayers Adjusted Gross Income is $25,000 or less. For each $50 that the taxpayer's Adjusted

Gross Income rises above $25,000, the taxpayer's deductible IRA is reduced by $10. When the single taxpayer's Adjusted Gross Income is $35,000 or greater, a tax deduction for an IRA is no longer available. For a married couple filing jointly, the threshold level is $40,000 rather than $25,000. For a married person filing separately, the threshold is $0.

  In addition, certain amounts distributed from Section 401(a) and 403(b) Plans may be rolled over to an IRA on a tax-free basis if done in a timely manner (within 60 days of the Participant's receipt of the distribution). The limitations on contributions discussed above do not apply to amounts rolled over to an IRA.

  All Participants in an IRA receive an IRA Disclosure. This document explains the tax rules that apply to IRAs in greater detail.

  Eligible Section 457 Plans. Eligible Section 457 Plans may be established by state and local governments as well as private tax-exempt organizations (other than churches). Participants may contribute on a before tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan and
Section 457 of the Code. Section 457 places limitations on the amount of Contributions to these Plans. Generally, the limitation is one-third of includable compensation or $7,500 whichever is less. In the Participant's final year of employment the $7,500 limit is increased to $15,000.

  Participants in an Eligible 457 Plan may not receive a withdrawal or other distribution from their Plan except in the event of separation of service from the employer, attainment of age 70 1/2, or when faced with an unforeseen emergency. The Contractholder's Plan may further restrict the Participant's rights to a withdrawal.

  An employee electing to participate in an Eligible Section 457 Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Participants under Eligible Section 457 Plans should look to the terms of their Plan for any charges in regard to participation other than those disclosed in this Prospectus.

  Section 457(f) Plans. Section 457(f) Plans may be established by state and local governments as well as private tax-exempt organizations. Employers and Participants may contribute on a before-tax basis to a deferred compensation Plan of their employer in accordance with the employer's Plan. Section 457(f) does not place limitations on the amount of Contributions to these Plans; however, the Internal Revenue Service may review these plans to determine if the deferral amount is acceptable to the IRS based on the nature of the 457(f) Plan.

  Participants in 457(f) Plans may not receive a withdrawal or other distribution from their 457(f) Plans until a distributable event occurs. The Plan will define such events.

  An employee electing to participate in a Section 457(f) Plan should understand that their rights and benefits are governed strictly by the terms of the Plan, that they are in fact a general creditor of the Employer under the terms of the Plan, that the Employer is legal owner of any contract issued with respect to the Plan and that the Employer retains all rights under the contract issued with respect to the Plan. Participants under Section 457(f) Plans should look to the terms of their Plan for any charges in regard to participating other than those disclosed in this Prospectus.

  Taxation of Annuities: General. In Qualified Plans such as 401(a), 403(b), 408 and Eligible 457 Plans, the Participant is not taxed on the value in their accounts until they receive payments from the account. In some situations, default or forgiveness of a loan will result in taxable income. Distributions from all these Plans are taxed under the rules of Sections 72 and 402 of the Code.

  Taxation Prior to the Annuity Commencement Date. Section 72 of the Code provides that a total or partial withdrawal prior to the Annuity Commencement Date will be taxable to the extent the amount of the income in the Participant's account exceeds the Participant's investment in the Participant's account. In general, distributions from a Participant's Account under Sections 401(a), 403(b) and 408 Plans under which the Participant made after-tax contributions will be taxable according to a formula based on the ratio of the Participant's investment in the contract to the total value of the Participant's Account balance as of the date of the distribution. Under an Eligible 457 Plan the Participant is taxed on the value when it is made available to the Participant. In a 457(f) Plan the Participant is taxed when their right to a distribution is no longer subject to a substantial risk of forfeiture.

  Penalty Tax for Premature Distributions. Sections 72(q) and 72(t) impose a 10% excise tax on certain premature distributions for non-qualified and Section 401(a), 403(b) and 408 Plans. The penalty tax will not apply to distributions made on account of the Participant having (i) attained age 59 1/2; (ii) become disabled; or (iii) died. The penalty tax will also not apply under 401(a) and 403(b) retirement plans where a Participant separates from service after age
55. In addition, the penalty does not apply if the distribution is received as a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or life expectancies) of the Participant and a designated Beneficiary. The 10% excise tax is an additional tax; it does not apply to any money that the Participant receives as a return of their cost basis. The 10% excise tax does not apply to Section 457 Plans.

  Minimum Distributions. Participants in Plans subject to Code Sections 401(a), 403(b), 408 and Eligible 457 Plans are subject to Minimum Distribution Rules. For a Participant who attains age 70 1/2 after December 31, 1987, distributions must begin by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. For a Participant who attains age 70 1/2 before January 1, 1988, distributions must begin on the April 1 of the calendar year following the later of (1) the calendar year in which the Participant attains age 70 1/2 or (2) the calendar year in which the Participant retires.

                                 VOTING RIGHTS

  UNUM/America is the legal owner of the shares of the Funds held by the Variable Investment Division. As such, UNUM/America is entitled to vote those Fund shares with respect to issues such as the election of a Fund's directors, ratification of a Fund's choice of independent auditors and other matters required by the 1940 Act to be voted on by shareholders.

  In those years in which the Funds hold a shareholder meeting, UNUM/America will solicit from Contractholders voting instructions with respect to Fund shares held by the Variable Investment Division. Each Contractholder will receive a number of votes in proportion to the Contractholder's investment in the corresponding Sub-Account as of the record date established by the Fund.

  During the Accumulation Period, a Participant has the right to instruct Contractholders as to the votes attributable to their Participant Account balance in the Sub-Accounts. Annuitants have similar rights with respect to the annuity amount attributable to the Sub-Accounts.

  UNUM/America will furnish Contractholders with sufficient Fund proxy material and voting instruction forms for all Participants who have voting rights under the Contract. UNUM/America will vote those Fund shares attributable to the Contract for which UNUM/America receives no voting instructions in the same proportion as UNUM/America will vote shares for which UNUM/America has received instructions. UNUM/America will vote shares attributable to amounts UNUM/America may have in the Variable Investment Division in the same proportion as votes that UNUM/America receives from Contractholders. If the federal securities laws or regulations or any interpretation of them changes so that UNUM/America is permitted to vote shares of the Fund in UNUM/America's own right or to restrict Participant voting, UNUM/America may do so.

  Fund shares may be held by separate accounts of insurance companies unaffiliated with UNUM/America. Fund shares held by those separate accounts will be voted, in most cases, according to the instruction of owners of insurance policies and contracts issued by those other unaffiliated insurance companies. This will dilute the effect of the voting instructions of the Contractholders in the Variable Investment Division. UNUM/America does not foresee any disadvantage to this. Pursuant to conditions imposed in connection with regulatory relief, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise and to determine what action, if any, should be taken. For further information, see the prospectuses for the Funds.

                           OTHER CONTRACT PROVISIONS

                        RIGHTS RESERVED BY UNUM/AMERICA

  UNUM/America reserves the right, subject to compliance with applicable law, including approval by the Contractholder or the Participants if required by law, (1) to create additional Sub-Accounts in the Variable Investment Division,
(2) to combine or eliminate Sub-Accounts in the Variable Investment Division,
(3) to transfer assets from one Sub-Account in the Variable Investment Division to another, (4) to transfer assets to the General Account and other separate accounts, (5) to cause the deregistration and subsequent re-registration of the Variable Investment Division under the Investment Company Act of 1940, (6) to operate the Variable Investment Division under a committee and to discharge such committee at any time, and (7) to eliminate any voting rights which the Contractholder or the Participants may have with respect to the Variable Investment Division, (8) to amend the Contract to meet the requirements of the Investment Company Act of 1940 or other federal securities laws and regulations, (9) to operate the Variable Investment Division in any form permitted by law, (10) to substitute shares of another fund for the shares held by a Sub-Account, and (11) to make any change required by the Internal Revenue Code, ERISA or the Securities Act of 1933. Participants will be notified if any changes are made that result in a material change in the underlying investments of the Variable Investment Division.

                                 ASSIGNABILITY

  The Contracts are not assignable without UNUM/America's prior written consent. In addition, a Participant, a Beneficiary or an Annuitant may not, unless permitted by law, assign or encumber any payment due under the Contract.

                               MARKET EMERGENCIES

  While UNUM/America may not suspend the right of redemption or delay payment from the Variable Investment Division for more than the time period allowed under Federal law but in no case longer than seven days, the following events may delay payment for more than seven days: (1) any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings);
(2) any period when trading in the markets normally utilized is restricted, or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of investments or determination of the Accumulation Unit Value or Variable Annuity payment value is not reasonably practicable; or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Participants.

                             CONTRACT DEACTIVATION

  Under certain Contracts UNUM/America may deactivate a Contract by prohibiting new contributions and/or new Participants after the date of deactivation. UNUM/America will give the Contractholder and the Participants not less than 90 days notice of the date of deactivation.

                                FREE-LOOK PERIOD

  Participants under Sections 403(b), 408 and certain Non-Qualified Plans will receive an Active Life Certificate upon UNUM/America's receipt of a duly completed participation enrollment form. If the Participant chooses not to participate under the Contract, the Participant may exercise the free-look right by sending a written notice to UNUM/America that the Participant does not wish to participate under the Contract, within 10 days after the date the Active Life Certificate is received by the Participant. For purposes of determining the date on which the Participant has sent written notice, the postmark date will be used.

  If a Participant exercises the free-look right in accordance with the foregoing procedure, UNUM/America will refund in full the Participant's aggregate Contributions less aggregate withdrawals made on behalf of the Participant or, if greater, with respect to Contributions to the Variable Investment Division, the Participant's Account balance in the Variable Investment Division on the date the Participant's written notice is received by UNUM/America.

                          GUARANTEED INTEREST DIVISION

                                    GENERAL

  Contributions to the Guaranteed Interest Division become part of UNUM/America's General Account. The General Account is subject to regulation and supervision by the Maine Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the Contracts are distributed. In reliance on certain exemptions, exclusions and rules, UNUM/America has not registered the interests in the General Account as a security under the Securities Act of 1933 and has not registered the General Account as an investment company under the 1940 Act.

  Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act. UNUM/America has been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Variable Investment Division and contains only selected information regarding the Guaranteed Interest Division. Complete details regarding the Guaranteed Interest Division are in the Contract.

  Amounts contributed to the Guaranteed Interest Division are guaranteed a minimum interest rate according to contract minimums of at least 3.0%. UNUM/America will also declare in advance a guaranteed interest rate which will be effective for all amounts in the Participant's Account balance in the Guaranteed Interest Division during the designated year. This rate will never be less than the minimum rate of interest. UNUM/America may also declare in advance separate interest rate guarantees which are in excess of the guaranteed interest rate for some or all of the Participant's Account balance in the Guaranteed Interest Division for specific period(s) during the designated year. A Participant who makes a Contribution to the Guaranteed Interest Division is credited with interest beginning on the next calendar day following the date of receipt if all Participant data is complete.

       PARTICIPANT'S ACCOUNT BALANCE IN THE GUARANTEED INTEREST DIVISION

  The Participant's Account balance in the Guaranteed Interest Division on any Valuation Date will reflect the amount and frequency of any Contributions allocated to the Guaranteed Interest Division, plus any transfers from the Variable Investment Division and interest credited to the Guaranteed Interest Division, less any withdrawals, Annual Administration Charges and loan-related charges allocated to the Guaranteed Interest Division and any transfers to the Variable Investment Division.

                    TRANSFERS, TOTAL AND PARTIAL WITHDRAWALS

  Special limits apply to transfers and withdrawals from the Guaranteed Interest Division. During any one calendar year a Participant may make one withdrawal, OR one transfer to the Variable Investment Division, from the Guaranteed Interest Division, in an amount not to exceed 20% of the Guaranteed Interest Division Account balance. Participants stating their intention to liquidate their entire Guaranteed Interest Division Account balance, or transfer it to the Variable Investment Division, however, may make one withdrawal or transfer request for five consecutive calendar years from their Guaranteed Interest Division Account balance in the following percentages:

                                 PERCENTAGE OF
             YEAR REQUEST     GUARANTEED INTEREST
           RECEIVED BY UNUM   DIVISION AVAILABLE
           ----------------   -------------------
               1                       20%
               2                       25%
               3                    33.33%
               4                       50%
               5                      100%

  The five consecutive withdrawals may not be submitted more frequently than twelve months apart. UNUM/America also reserves the right to require that any Participant stating their intention to liquidate their Guaranteed Interest Division Account balance stop Contributions to the Contract. The above liquidation schedule is subject to the same conditions as other withdrawals.

                                     LOANS

  During a Participant's Accumulation Period, a Participant, whose Plan permits loans, may apply for a loan under the Contract by completing a loan application available from UNUM/America. Loans are secured by the Participant's Account balance in the Guaranteed Interest Division. The amounts and terms of a Participant loan may be subject to the restrictions imposed under Section 72(p) of the Code, Title I of ERISA, and any applicable Plans. With respect to Plans subject to Title I of ERISA, the initial amount of a Participant loan may not exceed the lesser of 50% of the Participant's vested Account balance in the Guaranteed Interest Division or $50,000 and must be at least $1,000. A Participant in a Plan that is not subject to ERISA may borrow up to $10,000 of their vested Account balance without regard to the 50% limitation stated above. A Participant may have only one loan outstanding at any time and may not establish more than one loan in any six month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the Contract and will accrue interest at a rate which is below the loan interest rate as provided in the contract. Under certain Contracts, a one-time fee of up to $50 may be charged to set up a loan. More information about loans, including interest rates and applicable fees and charges, is available in the Contracts, Active Life Certificates, and the Annuity Loan Agreement as well as from UNUM/America.

                                DEFERRAL PERIODS

  If a payment is to be made from the Guaranteed Interest Division, UNUM/America may defer the payment for the period permitted by the law of the jurisdiction in which the Contract is distributed, but in no event, for more than 6 months after a written election is received by UNUM/America. During the period of deferral, interest at the then current interest rate will continue to be credited to a Participant's Account in the Guaranteed Interest Division.

                             TABLE OF CONTENTS FOR
                      STATEMENT OF ADDITIONAL INFORMATION

DEFINITIONS.................................................................
DETERMINATION OF ACCUMULATION UNIT VALUES...................................
DETERMINATION OF VARIABLE ANNUITY PAYMENTS..................................
PERFORMANCE CALCULATIONS....................................................
TAX LAW CONSIDERATIONS......................................................
DISTRIBUTION OF CONTRACTS...................................................
CUSTODIAN...................................................................
INDEPENDENT AUDITORS/ACCOUNTANTS............................................
FINANCIAL STATEMENTS........................................................
  Financial Statements of UNUM/America......................................
  Financial Statements of Variable Investment Division......................

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 1997

                            GROUP ANNUITY CONTRACTS
                  FUNDED THROUGH THE INVESTMENT DIVISIONS OF
                             VA-I SEPARATE ACCOUNT
                                      OF
                    UNUM LIFE INSURANCE COMPANY OF AMERICA
                             VARIABLE ANNUITY III

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Definitions................................................................   2
Determination of Accumulation Unit Values..................................   2
Determination of Variable Annuity Payments.................................   3
Performance Calculations...................................................   4
Tax Law Considerations.....................................................   8
Distribution of Contracts..................................................  11
Custodian..................................................................  11
Independent Auditors.......................................................  11
Financial Statements.......................................................  11
  Financial Statements of UNUM/America.....................................
  Financial Statements of Variable Investment Division.....................

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the Group Annuity Contracts (the "Contracts"), dated May 1, 1997.

A copy of the prospectus to which this SAI relates is available at no charge by writing to P.O. Box 9740, Portland, Maine 04104 Attention: Tax Deferred Annuities; or by calling (800) 341-0441.


80027

                                  DEFINITIONS

ANNUITANT: The person receiving annuity payments under the terms of this Contract.

ANNUITY COMMENCEMENT DATE: The date on which UNUM/America makes the first annuity payment to the Annuitant as required by the Retired Life Certificate. This date, as well as the date each subsequent annuity payment is made, will be the first day of a calendar month.

ANNUITY CONVERSION AMOUNT: The amount applied toward the purchase of an Annuity.

ANNUITY CONVERSION FACTOR: The factor applied to the Annuity Conversion Amount in determining the dollar amount of an Annuitant's annuity payments for Guaranteed Annuities or the initial payment for Variable Annuities.

ANNUITY PAYMENT CALCULATION DATE: For Guaranteed Annuities, this is the first day of a calendar month. For Variable Annuities, this is the Valuation Date ten (10) business days prior to the first day of a calendar month.

ANNUITY PERIOD: The period concurrent with or following the Accumulation Period, during which an Annuitant's annuity payments are made.

ANNUITY UNIT: An accounting unit of measure that is used in calculating the amounts of annuity payments to be made from a Sub-Account during the Annuity Period.

ANNUITY UNIT VALUE: The dollar value of an Annuity Unit in a Sub-Account on any Valuation Date.

CODE: The Internal Revenue Code of 1986, as amended.

PAYOUT ANNUITY: A series of payments paid out under the terms of the Contract as either a Guaranteed Annuity or as a Variable Annuity.

PLAN: The retirement program offered by an Employer to its employees to accumulate funds for retirement.

VARIABLE ANNUITY: An annuity with payments that increase or decrease in accordance with the investment results of the selected Sub-Accounts.

For the purpose of determining whether a given day is a business day, as that term is defined in the prospectus, local business holidays may include Veteran's Day (November 11), and a Monday preceding, or Friday following, a day on which the New York Stock Exchange is not customarily open for business.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

As described more fully in the prospectus, Contributions are allocated to the Divisions in accordance with directions from the Employer. A Participant who makes Contributions which are allocated to the Variable Investment Division is credited with Accumulation Units. The following examples illustrate the method by which UNUM/America determines the Net Investment Factor (NIF) for the current Valuation Period and the Accumulation Unit Value as of the end of the current Valuation Period.

DETERMINATION OF NIF:
--------------------

(a) Assumed Fund net asset value as of the close of the New York Stock Exchange on June 1 = 10.45

(b) Assumed Fund net asset value as of the close of the New York Stock Exchange on June 2 = 10.56 (no capital gains or dividend distributions or deductions for taxes)

(c) The NIF for the current Valuation Period = (b) divided by (a) times (1-annual M & E) to the 1/365th power

(d)   1.010526 x .999966 = 1.0104916

DETERMINATION OF ACCUMULATION UNIT VALUE:
----------------------------------------

The Accumulation Unit Value as of the end of the current Valuation Period is determined by multiplying the NIF for the current Valuation Period by the Accumulation Unit Value as of the end of the immediately preceding Valuation Period.

(a) Assumed Accumulation Unit Value as of the end of the immediately preceding Valuation Period = 11.125674.

(b)   Accumulation Unit Value as of the end of the current Valuation Period =
      11.125674 x 1.0104916 (NIF) = 11.2424.

The number of Accumulation Units which are credited to the Participant's Account for each Sub-Account on each Valuation Date equals the amount of Contributions allocated to the Sub-Account on each Valuation Date divided by the Accumulation Unit Value rounded to four decimal places. For example,

(a) Participant's assumed Contribution allocated to a Sub-Account on June 2 = $150.

(b)   Number of Accumulation Units credited to Participant = $150 divided by
      11.2424 = 13.3423.

                  DETERMINATION OF VARIABLE ANNUITY PAYMENTS

As stated in the prospectus, the amount of each Variable Annuity payment will vary depending on the investment experience of the selected Sub-Accounts.

The initial payment amount of the Annuitant's Variable Annuity for each Sub-Account is determined by dividing his Annuity Conversion Amount in each Sub-Account as of the initial Annuity Payment Calculation Date by the Applicable Annuity Conversion Factor as defined as follows:

The Annuity Conversion Factors which are used to determine the initial payments are based on the 1983 Individual Annuity Mortality Table, set back four (4) years, and an interest rate in an integral percentage ranging from zero to six percent (0 to 6.00%) as selected by the Annuitant.

The amount of the Annuitant's subsequent Variable Annuity payment for each Sub-Account is determined by:

(a) Dividing the Annuitant's initial Variable Annuity payment amount by the Annuity Unit Value for that Sub-Account selected for his interest rate option as described above as of his initial annuity Payment Calculation Date; and

(b) Multiplying the resultant number of annuity units by the Annuity Unit Values for the Sub-Account selected for his interest rate option for his respective subsequent Annuity Payment Calculation Dates.

The Annuity Unit Value for all Sub-Accounts for all interest rate options will initially be set at ten dollars ($10). Each subsequent Annuity Unit Value for a Sub-Account for an interest rate option is determined by:

    Dividing the Accumulation Unit Value for the Sub-Account as of subsequent Annuity Payment Calculation Date (APCD) by the Accumulation Unit Value for the Sub-Account as of the immediately preceding APCD;

    Dividing the resultant factor by one (1.00) plus the interest rate option to the n/365 power where n is the number of days from the immediately preceding APCD to the subsequent APCD; and

    Multiplying this factor times the Annuity Unit Value as of the immediately preceding APCD.

               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE

1. Annuity Unit Value as of immediately preceding Annuity Payment Cal-
    culation Date.....................................................  $11.0000
2. Accumulation Unit Value as of Annuity Payment Calculation Date.....  $20.0000
3. Accumulation Unit Value as of immediately preceding Annuity Payment
    Calculation Date..................................................  $19.0000
4. Interest Rate......................................................     6.00%
5. Interest Rate Factor (30 days).....................................    1.0048
6. Annuity Unit Value as of Annuity Payment Calculation date =
    1 times 2 divided by 3 divided by 5...............................  $11.5236

                       ILLUSTRATION OF ANNUITY PAYMENTS

1. Annuity Conversion Amount as of Participant's initial Annuity
    Payment Calculation Date........................................ $100,000.00
2. Assumed Annuity Conversion Factor per $1 of Monthly Income for a
    Participant's individual age 65 selecting a Single Life Annuity
    with Assumed Interest Rate of 6%................................     $138.63
3. Participant's initial Annuity Payment = 1 divided by 2...........     $721.34
4. Assumed Annuity Unit Value as of Participant's initial Annuity
    Payment Calculation Date........................................    $11.5236
5. Number of Annuity Units = 3 divided by 4.........................     62.5968
6. Assumed Annuity Unit Value as of Participant's second Annuity
    Payment Calculation Date........................................    $11.9000
7. Participant's second Annuity Payment = 5 times 6.................     $744.90

                           PERFORMANCE CALCULATIONS

STANDARD TOTAL RETURN CALCULATION

The Variable Investment Division may advertise average annual total return information calculated according to a formula prescribed by the Securities and Exchange Commission ("SEC"). Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical Contribution allocated to a Sub-Account from the beginning to the end of each specified period of time. The SEC standardized version of this performance information is based on an assumed Contribution of $1,000 allocated to a Sub-Account at the beginning of each period and surrender or withdrawal of the value of that amount at the end of each specified period, giving effect to any charges and fees applicable under the Contract. The effect of the Annual Administration Charge for a period is determined by dividing the total amount of such charges collected in the previous year by the total average net assets of the accounts for the previous year, as of the previous month ended; accounts include accounts available under Variable Annuity III of UNUM/America and under corresponding accounts of Lincoln Life, pending assumption reinsurance by Lincoln Life of Variable Annuity III contracts issued through such UNUM/America accounts. This method of calculating performance further assumes that (i) a $1,000 Contribution was allocated to a Sub-Account and (ii) no transfers or additional payments were made. Premium taxes are not included in the terms "charges" for purposes of this calculation. Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical Contribution that would compare the Accumulation Unit value on the first day of the specified period to the ending redeemable value at the end of the period according to the following formula:

  T = (ERV/C) 1/n - 1

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical Contribution of $1,000 made at the beginning of the applicable period, where C equals a hypothetical Contribution of $1,000, and where n equals the number of years.

NON-STANDARDIZED CALCULATION OF TOTAL RETURN PERFORMANCE

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method. The Variable Investment Division may present total return information computed on the same basis as the standardized method except that charges deducted for the hypothetical Contribution will not include any Annual Administration Charge. The total return percentage under this method will be higher than the resulting from the standardized method.

The Sub-Accounts also may present total return information calculated by subtracting a Sub-Account's Accumulation Unit Value at the beginning of a period from the Accumulation Unit Value of that Sub-Account at the end of the period and dividing that difference (in that Sub-Account's Accumulation Unit Value) by the Accumulation Unit Value of that Sub-Account at the beginning of the period. This computation results in a total growth rate for the specified period which we annualize in order to obtain the average annual percentage change in the Accumulation Unit Value for the period used.

This method of calculating performance does not take into account the Contract Annual Administration charge and premium taxes, and assumes no transfers. Such percentages would be lower if these charges were included in the calculation.

In addition, the Variable Investment Division may present actual aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Variable Investment Division for the specified period.

PERFORMANCE INFORMATION

The tables below provide performance information for each Sub-Account for specified periods ending December 31, 1996. The performance information is based on historical performance of the underlying Funds adjusted for charges applicable to the Variable Annuity I Separate Account. This information does not indicate or represent future performance.

TOTAL RETURN

Total returns quoted in sales literature or advertisements reflect all aspects of a Sub-Account's return. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Sub-Account over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline had been constant over the period. Contractholders and participants should recognize that average annual returns represent averaged returns rather than actual year-to-year performance.

VA-I SUB-ACCOUNTS HAVE INCEPTION DATES AS FOLLOWS:

Index Account--12/12/89; Balanced Account, Asset Manager Account, Growth I Account and Growth II Account--5/1/91; and Equity-Income Account, Socially Responsible Account, International Stock Account, and Small Cap Account-- 5/2/94. However, the respective underlying funds in which the Sub-Accounts invest had performance history prior to the Sub-Accounts' inception. Performance information covering those periods reflects a hypothetical return as if the funds were part of the VA-I Separate Account at that time, using the charges applicable to the Contracts.

Table 1A below assumes a hypothetical investment of $1,000 at the beginning of the period via the Sub-Account investing in the applicable fund and withdrawal of the investment on 12/31/96. The rates thus reflect the mortality and expense risk charge and a pro rata portion of the Annual Administration Charge. Table 1B shows the cumulative total return on the same basis.

TABLE 1A -- STANDARD AVERAGE ANNUAL TOTAL RETURN

                                                                        LIFE
                                    1 YEAR   3 YEARS  5 YEARS  10 YEARS OF ACCT
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fidelity VIP Fund II:     09/06/89   13.17     6.62     9.86      N/A    10.21
 Asset Manager
(Asset Manager)
Calvert Responsibly
 Invested                 09/02/86   11.21    10.84     9.06     9.69     8.96
Balanced Portfolio
(Socially
 Responsibility)
American Century VP       05/01/91   10.78     9.60     5.36      N/A     8.82
Balanced
(Balanced)
Fidelity VIP Fund         10/09/86   12.85    16.76    16.49    12.28    11.96
 Equity-Income
(Equity-Income)
Dreyfus Stock Index Fund  09/29/89   21.00    17.64    13.15      N/A    12.16
(Index)
Fidelity VIP Fund Growth  10/09/86   13.27    14.34    13.72    13.68    13.33
(Growth I)
American Century VP       11/20/87   (5.64)    6.04     4.81      N/A     9.35
Capital Appreciation
(Growth II)
T. Rowe Price
 International            03/31/94   13.26      N/A      N/A      N/A     8.55
Stock Portfolio
(International Stock)
Dreyfus Small Cap         08/31/90   15.13    16.11    34.49      N/A    46.92
(Small Cap)

TABLE 1B -- CUMULATIVE TOTAL RETURN

                                                                                          LIFE
                                             YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS OF ACCT
                          INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fidelity VIP Fund II:
 Asset                    09/06/89    5.71    13.17    13.17    21.20     60.00      N/A   103.75
Manager
(Asset Manager)
Calvert Responsibly
 Invested                 09/02/86    3.25    11.21    11.21    36.18     54.28   152.10   142.76
Balanced Portfolio
(Socially Responsible)
American Century VP       05/01/91    3.35    10.78    10.78    31.65     29.82      N/A    61.52
 Balanced (Balanced)
Fidelity VIP Fund         10/09/86    6.29    12.85    12.85    59.17    114.54   218.53   217.85
Equity-Income
(Equity-Income)
Dreyfus Stock Index       09/29/89    7.85    21.00    21.00    62.81     85.48      N/A   129.79
Fund (Index)
Fidelity VIP Fund Growth  10/09/86    1.71    13.27    13.27    49.48     90.15   260.51   260.10
(Growth I)
American Century VP       11/20/87   (9.22)   (5.64)   (5.64)   19.22     26.49      N/A   125.99
Capital Appreciation
(Growth II)
T. Rowe Price
 International            03/31/94    4.31    13.26    13.26      N/A       N/A      N/A    25.39
Stock Portfolio
(International Stock)
Dreyfus Small Cap         08/31/90    2.15    15.13    15.13    56.51    339.93      N/A  1046.28
(Small Cap)

Table 2A and 2B show performance information on the same assumptions as Tables 1A and 1B except that Tables 2A and 2B do not reflect deductions of the pro rata portion of the Annual Administration Charge because certain Contract and Participants are not assessed such a charge.

TABLE 2A -- AVERAGE ANNUAL TOTAL RETURN ASSUMING NO ANNUAL ADMINISTRATION
CHARGE

                                                                        LIFE
                                    1 YEAR   3 YEARS  5 YEARS  10 YEARS OF ACCT
                          INCEPTION ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fidelity VIP Fund II:     09/06/89   13.24     6.69     9.94      N/A    10.37
Asset Manager
(Asset Manager)
Calvert Responsibly In-   09/02/86   11.28    10.92     9.14     9.79     9.10
vested
Balanced Portfolio
(Socially Responsible)
American Century VP       05/01/91   10.81     9.67     5.44      N/A     8.92
Balanced (Balanced)
Fidelity VIP Fund Equi-   10/09/86   12.92    16.84    16.58    12.39    12.08
ty-Income
(Equity-Income)
Dreyfus Stock Index       09/29/89   21.09    17.72    13.28      N/A    12.34
Fund (Index)
Fidelity VIP Fund Growth  10/09/86   13.35    14.42    13.79    13.78    13.45
(Growth I)
American Century VP       11/20/87   (5.43)    6.15     4.91      N/A     9.50
Capital Appreciation
(Growth II)
T. Rowe Price Interna-    03/31/94   13.34      N/A      N/A      N/A     8.64
tional
Stock Portfolio
(International Stock)
Dreyfus Small Cap         08/31/90   15.22    16.19    34.58      N/A    47.09
(Small Cap)

TABLE 2B -- CUMULATIVE TOTAL RETURN ASSUMING NO ANNUAL ADMINISTRATION CHARGE

                                                                                          LIFE OF
                                             YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS ACCT.
                          INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fidelity VIP Fund II:
Asset Manager (Asset      09/06/89    5.76    13.24    13.24    21.44     60.62
Manager)                                                                             N/A   105.91
Calvert Responsibly In-   09/02/86    3.31    11.28    11.28    36.46     54.86
vested
Balanced Portfolio (So-
cially
Responsible)                                                                      154.52   145.99
American Century VP Bal-  05/01/91    3.40    10.81    10.81    31.92     30.35
anced
(Balanced)                                                                           N/A    62.41
Fidelity VIP Fund Equi-   10/09/86    6.32    12.92    12.92    59.50    115.35
ty-Income
(Equity-Income)                                                                   221.61   221.09
Dreyfus Stock Index Fund
(Index)                   09/29/89    7.91    21.09    21.09    63.13     86.54      N/A   132.78

TABLE 2B -- CUMULATIVE TOTAL RETURN ASSUMING NO ANNUAL ADMINISTRATION CHARGE (CONTINUED)

                                                                                          LIFE OF
                                             YEAR TO  1 YEAR   3 YEARS  5 YEARS  10 YEARS ACCT.
                          INCEPTION QUARTER  DATE     ENDING   ENDING   ENDING   ENDING   ENDING
                          DATE      12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96 12/31/96
Fidelity VIP Fund Growth  10/09/86    1.75    13.35    13.35    49.79     90.81
(Growth I)                                                                        263.78    263.71
American Century VP Cap-  11/20/87   (9.17)   (5.43)   (5.43)   19.60     27.09
ital
Appreciation (Growth II)                                                             N/A    128.68
T. Rowe Price Interna-    03/31/94    4.37    13.34    13.34      N/A       N/A
tional Stock
Portfolio (International
Stock)                                                                               N/A     25.65
Dreyfus Small Cap (Small  08/31/90    2.20    15.22    15.22    56.84    341.39
Cap)                                                                                 N/A  1,054.84

Table 3 below shows total return information on a calendar year basis using the same assumptions as Tables 2A and 2B. The rates of return shown reflect the mortality and expense risk charge. Similar to Tables 2A and 2B, Table 3 does not reflect deduction of the pro rata portion of the Annual Administration Charge because certain Contracts and Participants are not assessed such a charge.

TABLE 3 -- CALENDAR YEAR ANNUAL RETURN ASSUMING NO WITHDRAWAL AND NO ANNUAL ADMINISTRATION CHARGE*

                          1987   1988   1989   1990    1991  1992   1993  1994   1995  1996
Fidelity VIP Fund II:
Asset Manager (Asset
Manager)                    N/A    N/A    N/A   5.45   21.11 10.53  19.60 (7.20) 15.57 13.24
Calvert Responsibly
Invested Balanced
Portfolio (Socially
Responsible)               5.51  10.42  19.53   2.94   15.02  6.33   6.72 (4.39) 28.24 11.28
American Century VP
Balanced (Balanced)         N/A    N/A    N/A    N/A     N/A (7.17)  6.38 (0.58) 19.68 10.81
Fidelity VIP Fund
Equity-Income (Equity-
Income)                   (2.30) 21.25  15.95  16.29   29.88 15.50  16.89  5.80  33.49 12.92
Dreyfus Stock Index Fund
(Index)                     N/A    N/A    N/A  (4.69)  28.29  5.82   8.02 (0.32) 35.16 21.09
Fidelity VIP Fund Growth
(Growth I)                 2.43  14.21  29.95 (12.78)  43.78  8.00  17.94 (1.21) 33.75 13.35
American Century VP
Capital Appreciation
(Growth II)                 N/A  (3.41) 27.17  (2.40)  40.18 (2.52)  8.99 (2.34) 29.55 (5.43)
T. Rowe Price
International Stock
Portfolio (International
Stock)                      N/A    N/A    N/A    N/A     N/A   N/A    N/A   N/A   9.86 13.34
Dreyfus Small Cap (Small
Cap)                        N/A    N/A    N/A    N/A  156.65 69.25  66.31  6.47  27.85 15.22

*The above calendar-year returns assume a hypothetical investment of $1,000 on January 1 of the first full calendar year that the underlying fund was in existence. The returns assume that the money will be left on account until retirement. Returns are provided for years before the fund was an available investment option under the contract. Returns for those periods reflect a hypothetical return as if those funds were available under the contract, and reflect the deduction of the mortality and expense risk charge. The returns do not reflect deductions for the pro rata portion of the Annual Administration charge.

                            TAX LAW CONSIDERATIONS

RETIREMENT PROGRAMS:

Participants are urged to discuss the income tax considerations of their retirement plan with their tax advisors. In many situations special rules may apply to the plans and/or to the participants.

Contributions to retirement programs subject to Sections 401(a), 403(a), 403(b), 408 and 457(b) may be excludable from a Participant's reportable gross income if the Contributions do not exceed the limitations imposed under the Code. Certain plans allow employees to make Elective Salary Deferral Contributions. Certain Plans allow Employers to make Contributions. The information below is a brief summary of some of the important federal tax considerations that apply to retirement plans. The Code requires that 401(a) Plans and certain 403(b) Plans be in writing and that the Employer communicate the provisions of the Plans to employees. When there is a written Plan, often the Contribution limits, withdrawal rights and other provisions of the Plan may be more restrictive than those allowed by the Code.

                    Elective Salary Deferral Contributions:

For calendar year 1996 the maximum elective salary deferral contributions to a 401(k) Plan which is a type of 401(a) Plan is limited to $9,500; For a 403(b) plan the limit is $9,500 unless the employee is a qualified employee; For a Eligible 457 Plan the limit is $7,500. When an employee is covered by two or more of these Plans, the elective salary deferral contribution limits for all the Plans must be coordinated.

                Total Salary Deferral & Employer Contributions:

QUALIFIED RETIREMENT PLAN -- 401(a) PLAN
----------------------------------------

The Code limits the Contributions to a defined contribution 401(a) plan to the lesser of $30,000 or 25% of compensation.

TAX SHELTERED ANNUITY PLAN-- 403(b) PLAN
----------------------------------------

Total contributions which include both salary deferral contributions and employer contributions are also limited.

The combined limit is:

(a) the amount determined by multiplying 20 percent of the employee's includable compensation by the number of years of service, over

(b) the aggregate of the amount contributed by the employer for annuity contracts and excludable from the gross income of the employee for the prior taxable year.

Therefore, if the maximum exclusion allowance is less than $9,500 a year, the employee's elective deferrals plus any other employer Contributions cannot exceed this lesser amount.

Section 415 of the Code imposes limitations with respect to annual contributions to all Section 403(b) programs, qualified plans and simplified employee pensions maintained by the Employer. A Participant's annual contributions to these programs and defined contribution plans cannot exceed the lesser of $30,000 or 25 percent of the employee's compensation. This amount is subject to the maximum exclusion allowance and the salary deferral amount limitations.

ELIGIBLE 457 PLAN--457(b) PLAN
------------------------------

For a 457(b) plan the contribution is the lesser of $7,500 or 33% of the employee's compensation.

SECTION 457(f) PLANS
--------------------

These are non-qualified deferred compensation arrangements between an Employer and its employees. There are no stated limits in the Code regarding this type of Plan.

INDIVIDUAL RETIREMENT ACCOUNT--IRA OR 408 PLAN
----------------------------------------------

For IRA's the maximum deductible contribution is the lesser of $2,000 or 100% of taxable income. The $2,000 is increased to $4,000 when the IRA covers the taxpayer and a non-working spouse.

TRANSFERS AND ROLLOVERS:

Participants who receive distributions from their 401(a) or 403(b) contract may transfer the amount not representing employee contributions to an Individual Retirement Account or Annuity (IRA) or another Section 401(a) or 403(b)
program without including that amount in gross income for the taxable year in which paid. Note 401(a) distributions may not be transferred to a 403(b) plan or vice versa. If the rollover amount is paid directly to the Participant, the amount distributed may be subject to a 20% federal tax withholding. If the amount is paid directly to an acceptable rollover account, UNUM/America is not required to withhold any amount. In order for the distribution to qualify for rollover, the distribution must be made on account of the employee's death, after the employee attains age 59 1/2, on account of the employee's separation from service, or after the employee has become disabled. The distribution cannot be part of a series of substantially equal payments made over the life expectancy of the employee or the joint life expectancies of the employee and his or her spouse or made for a specified period of 10 years or more. The rollover must be made within sixty days of the distribution.

Pursuant to Revenue Ruling 90-24, a Participant, to the extent permitted by any applicable Contract or Plan, may transfer funds between Section 403(b) investment vehicles, including both Section 403(b)(1) annuity contracts and
Section 403(b)(7) custodial accounts. Any amount transferred must continue to be subject to withdrawal restrictions at least as restrictive as that of the transferring investment vehicle. UNUM/America considers any total or partial transfer from a UNUM/America investment vehicle to a non-UNUM/America investment vehicle to be a withdrawal.

Once every twelve months a participant in an IRA may roll the money from one IRA to another IRA.

In Eligible 457 Plans and in Section 457(f) Plans, the Employer controls the movement of assets from one funding vehicle to another.

EXCISE TAX ON EARLY DISTRIBUTIONS:

Section 72(t) of the Code provides that any distribution made to a Participant in a 401(a), 403(b) or 408 plan other than on account of the following events will be subject to a 10 percent excise tax on the taxable amount distributed:

a) the employee has attained age 59 1/2;

b) the employee has died;

c) the employee is disabled;

d) the employee is 55 and has separated from service (Does not apply to IRA's).

Distributions which are received as a life annuity where payment is made at least annually will not be subject to an excise tax. Certain amounts paid for medical care may also not be subject to an excise tax.

MINIMUM DISTRIBUTION RULES:

 The value in a contract under Sections 401(a), 403(b) and 408 are subject to the distribution rules provided in Section 401(a)(9) of the Code. Generally, that section requires that an employee must begin receiving distributions of his post-1986 balance by April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2. Such distributions must not exceed the life expectancy of the employee or the life expectancy of such employee and the designated beneficiary (as defined under the plan). An employee who attained age 70 1/2 before January 1, 1988 must begin receiving distributions by April 1 of the calendar year following the later of (a) the calendar year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. There are special rules for Section 403(b) Plans.

Amounts contributed to an Eligible 457 contract must be distributed not earlier than the earliest of: 1) calendar year in which the Participant attains age 70 1/2, 2) the Participant separates from service with the Employer, or 3) when the Participant has an unforeseen emergency. However, in no event may the distribution begin any later than described in Sections 401(a)(9) and 457(d) of the Code.

Additionally, distribution of an employee's entire account balance (including pre-1987 funds) must satisfy the minimum distribution incidental benefit requirement. In general, this requires that death and other non-retirement benefits payable under the above plans be incidental to the primary purpose of the program which is to provide deferred compensation to the employee. A payee is subject to a penalty for failing to receive the required minimum annual distribution. Section 4974(a) of the Code provides that a payee will be subject to a penalty equal to 50 percent of the amount by which the required minimum distribution exceeds the actual amount distributed during the taxable year.

Additional information on federal income taxation is included in the prospectus.

                           DISTRIBUTION OF CONTRACTS

LNC Equity Sales Corporation ("LNC Equity"), an indirect subsidiary of Lincoln National Corporation, is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. LNC Equity is the Variable Investment Division's principal underwriter and also enters into selling agreements with other unaffiliated broker-dealers authorizing them to offer the Contracts. LNC Equity will pay these unaffiliated broker-dealers a distribution allowance which will be used to pay commissions to their registered representatives. This distribution allowance will not be deducted from Participant Contributions or Account balances but will be paid from UNUM/America's General Account assets (including any charges collected).

UNUM Sales Corporation ("UNUM Sales"), which served as the principal underwriter to the Variable Investment Division prior to October 1, 1996, received underwriting commissions from UNUM/America of $4,223,000, $6,130,700, and $4,665,000, in 1996, 1995, and 1994, respectively. LNC Equity received no underwriting commissions from UNUM/America prior to December 31, 1996.

                                   CUSTODIAN

UNUM/America is the custodian for the Fund's shares owned by the Variable Investment Division. The Fund's shares are held in uncertificated form separate and apart from UNUM/America's other assets.

                            INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., independent accountants, performs certain accounting services for UNUM/America and has performed the same services for the Variable Investment Division. The financial statements included in this SAI have been audited to the extent and for the periods indicated in their reports thereon. Those financial statements have been included herein in reliance on such reports given on the authority of such firm as experts in auditing and accounting.

                             FINANCIAL STATEMENTS

This SAI contains financial statements for the Variable Investment Division, as of December 31, 1996 and for the two years then ended.

The financial statements of UNUM/America which are included in this SAI, should be considered only as bearing on the ability of UNUM/America to meet its obligations under the Contracts. The financial statements of UNUM/America are presented in accordance with generally accepted accounting principles.

UNUM LIFE INSURANCE COMPANY OF AMERICA
FINANCIAL STATEMENT INDEX

                          COMPANY FINANCIAL STATEMENTS

                                                                   Page
                                                                   ----
Report of Independent Accountants                                  F-1
Statements of Income for the Years Ended December 31, 1996, 1995,
 and 1994                                                          F-2
Balance Sheets as of December 31, 1996 and 1995                    F-3
Statements of Stockholders' Equity for the Years Ended December
 31, 1996, 1995, and 1994                                          F-4
Statements of Cash Flows for the Years Ended December 31, 1996,
 1995, and 1994                                                    F-5
Notes to Financial Statements                                      F-6 to F-25
Separate Account Financial Statements                              Attached

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
 UNUM Life Insurance Company of America

  We have audited the accompanying balance sheets of UNUM Life Insurance Company of America as of December 31, 1996 and 1995, and the related statements of income, stockholders' equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UNUM Life Insurance Company of America as of December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand LLP

Portland, Maine
February 5, 1997, except for Note 5
for which the date is March 1, 1997

UNUM LIFE INSURANCE COMPANY OF AMERICA
STATEMENTS OF INCOME

                                                Year Ended December 31,
                                               ----------------------------
(Dollars in millions)                              1996      1995      1994
----------------------------------------------------------------------------
REVENUES
Premiums                                       $2,293.3  $2,208.8  $1,943.0
Investment income                                 638.5     657.5     641.1
Net realized investment gains                       5.9     184.7      39.5
Fees and other income                              90.4      33.4      29.4
----------------------------------------------------------------------------
 Total revenues                                 3,028.1   3,084.4   2,653.0
BENEFITS AND EXPENSES
Benefits to policyholders                       1,803.9   1,931.1   1,712.8
Interest credited                                 189.8     217.9     235.9
Operating expenses                                597.4     483.9     477.7
Commissions                                       229.2     230.9     230.8
Increase in deferred policy acquisition costs     (63.6)    (78.4)   (123.3)
Interest expense                                    0.6       5.5       --
----------------------------------------------------------------------------
 Total benefits and expenses                    2,757.3   2,790.9   2,533.9
----------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES                        270.8     293.5     119.1
INCOME TAXES
Current                                            92.1      65.8      11.2
Deferred                                          (13.8)      4.6       4.7
----------------------------------------------------------------------------
 Total income taxes                                78.3      70.4      15.9
----------------------------------------------------------------------------
NET INCOME                                     $  192.5  $  223.1  $  103.2
----------------------------------------------------------------------------

See notes to financial statements.

UNUM LIFE INSURANCE COMPANY OF AMERICA
BALANCE SHEETS

                                                           December 31,
                                                        --------------------
(Dollars in millions)                                        1996       1995
-----------------------------------------------------------------------------
ASSETS
Investments
 Fixed maturities available for sale-at fair value
  (amortized cost:
  1996-$4,822.0; 1995-$6,784.2)                         $ 5,024.3  $ 7,204.1
 Equity securities available for sale-at fair value
  (cost: 1996-$8.5; 1995-$8.5)                               10.4        7.4
 Mortgage loans                                           1,042.7    1,102.1
 Real estate, net                                           233.1      209.6
 Policy loans                                               215.6      203.7
 Other long-term investments                                 12.2       27.1
 Short-term investments                                      82.0      865.7
-----------------------------------------------------------------------------
   Total investments                                      6,620.3    9,619.7
Cash                                                         34.0       12.8
Accrued investment income                                   116.2      158.3
Premiums due                                                205.1      168.6
Deferred policy acquisition costs                           515.9      809.3
Property and equipment, net                                  89.6       69.2
Reinsurance receivables                                   1,017.6      377.2
Deposit assets                                            2,797.4        --
Amounts receivable from affiliates, net                       9.6        0.1
Note receivable from affiliate                                --        10.0
Other assets                                                199.2      152.0
Separate account assets                                     699.1      491.2
-----------------------------------------------------------------------------
   Total assets                                         $12,304.0  $11,868.4
-----------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
 Future policy benefits                                 $ 1,559.2  $ 1,383.1
 Unpaid claims and claim expenses                         4,056.6    3,774.0
 Other policyholder funds                                 3,302.1    3,642.2
 Income taxes
  Current                                                    27.0        --
  Deferred                                                  201.8      257.9
 Notes payable to affiliate                                   --        50.0
 Other liabilities                                          683.2      422.8
 Separate account liabilities                               699.1      491.2
-----------------------------------------------------------------------------
   Total liabilities                                     10,529.0   10,021.2
Stockholders' equity
 Common stock, par value $10 per share, authorized
  1,000,000 shares,
  issued 500,000 shares                                       5.0        5.0
 Additional paid-in capital                                 350.7      347.4
 Unrealized gains on available for sale securities, net      55.9      144.2
 Unrealized foreign currency translation adjustment          (8.3)      (7.7)
 Retained earnings                                        1,371.7    1,358.3
-----------------------------------------------------------------------------
   Total stockholders' equity                             1,775.0    1,847.2
-----------------------------------------------------------------------------
   Total liabilities and stockholders' equity           $12,304.0  $11,868.4
-----------------------------------------------------------------------------

See notes to financial statements.

UNUM LIFE INSURANCE COMPANY OF AMERICA
STATEMENTS OF STOCKHOLDERS' EQUITY

                                                Unrealized
                                              Gains (Losses) Unrealized
                          Common               On Available    Foreign
                           Stock   Additional    for Sale     Currency
                         $0.10 Par  Paid-in    Securities,   Translation Retained
(Dollars in millions)      Value    Capital        Net       Adjustment  Earnings   Total
--------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1,
 1994                      $5.0      $341.9       $125.5        $ --     $1,110.0  $1,582.4
1994 Transactions:
 Net income                                                                 103.2     103.2
 Unrealized losses on
  available for sale se-
  curities, net                                    (79.0)                             (79.0)
 Unrealized foreign cur-
  rency translation ad-
  justment                                                       (8.7)                 (8.7)
 Dividends to stockhold-
  ers                                                                       (78.0)    (78.0)
 Other transactions                     1.8                                             1.8
--------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31,
 1994                       5.0       343.7         46.5         (8.7)    1,135.2   1,521.7
1995 Transactions:
 Net income                                                                 223.1     223.1
 Unrealized gains on
  available for sale se-
  curities, net                                     97.7                               97.7
 Unrealized foreign cur-
  rency translation ad-
  justment                                                        1.0                   1.0
 Other transactions                     3.7                                             3.7
--------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31,
 1995                       5.0       347.4        144.2         (7.7)    1,358.3   1,847.2
1996 Transactions:
 Net income                                                                 192.5     192.5
 Unrealized losses on
  available for sale se-
  curities, net                                    (88.3)                             (88.3)
 Unrealized foreign cur-
  rency translation ad-
  justment                                                       (0.6)                 (0.6)
 Dividends to stockhold-
  ers                                                                      (179.1)   (179.1)
 Other transactions                     3.3                                             3.3
--------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31,
 1996                      $5.0      $350.7       $ 55.9        $(8.3)   $1,371.7  $1,775.0
--------------------------------------------------------------------------------------------

See notes to financial statements.

UNUM LIFE INSURANCE COMPANY OF AMERICA
STATEMENTS OF CASH FLOWS

                                                  Year Ended December 31,
                                                -----------------------------
(Dollars in millions)                                1996       1995     1994
------------------------------------------------------------------------------
OPERATING ACTIVITIES:
Net income                                      $   192.5  $   223.1  $ 103.2
Adjustments to reconcile net income to net
 cash provided by operating activities:
 Increase in future policy benefits and unpaid
  claims and claim expenses                         542.8      757.2    569.4
 Increase in amounts receivable under reinsur-
  ance agreements                                  (640.4)     (61.4)   (14.8)
 Increase (decrease) in income tax liability         26.0        5.7    (17.0)
 (Increase) decrease in deferred policy acqui-
  sition costs                                      293.4      (78.6)  (123.4)
 Increase in deposit assets                        (382.9)       --       --
 Deferred gain on sale of tax sheltered annui-
  ties                                               77.2        --       --
 Charge for individual disability reinsurance
  fees                                               49.7        --       --
 Realized investment (gains) losses                   1.8     (199.3)   (48.9)
 Other                                               44.1      (25.8)    43.7
------------------------------------------------------------------------------
  Net cash provided by operating activities         204.2      620.9    512.2
------------------------------------------------------------------------------
INVESTING ACTIVITIES:
Maturities of fixed maturities held to matu-
 rity                                                 --       741.0    666.3
Maturities of fixed maturities available for
 sale                                               684.4       61.0     23.2
Sales of fixed maturities held to maturity            --         2.8     32.4
Sales of fixed maturities available for sale      2,124.4      453.2    321.7
Sales of equity securities available for sale         --       682.0    259.5
Sales and maturities of other investments           256.3      293.6    397.1
Purchases of fixed maturities held to maturity        --      (169.2)  (535.8)
Purchases of fixed maturities available for
 sale                                            (1,431.2)  (1,487.4)  (747.9)
Purchases of equity securities available for
 sale                                                 --      (104.4)  (173.6)
Purchases of other investments                     (218.1)    (310.0)  (205.9)
Net increase in short-term investments           (1,042.1)    (607.0)  (210.5)
Net additions to property and equipment             (37.0)     (15.2)   (20.3)
Repayment of note receivable from affiliate           --        50.0      --
------------------------------------------------------------------------------
  Net cash provided by (used in) investing ac-
   tivities                                         336.7     (409.6)  (193.8)
------------------------------------------------------------------------------
FINANCING ACTIVITIES:
Deposits and interest credited to investment
 contracts                                          536.9      601.1    544.3
Maturities and withdrawals from investment
 contracts                                         (877.0)    (864.0)  (782.1)
Dividends to stockholders                          (179.1)       --     (78.0)
Proceeds from notes payable to affiliate              --       100.0      --
Repayment of notes payable to affiliate               --       (50.0)     --
Other                                                 --         0.8      --
------------------------------------------------------------------------------
  Net cash used in financing activities            (519.2)    (212.1)  (315.8)
------------------------------------------------------------------------------
Effect of exchange rate changes on cash              (0.5)       --       --
------------------------------------------------------------------------------
Net increase (decrease) in cash                      21.2       (0.8)     2.6
Cash at beginning of year                            12.8       13.6     11.0
------------------------------------------------------------------------------
Cash at end of year                             $    34.0  $    12.8  $  13.6
------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMA-
 TION:
Cash paid during the year for:
 Income taxes                                   $    47.4  $    64.3  $  26.4
 Interest                                       $     --   $     5.5  $   --
------------------------------------------------------------------------------

Supplemental disclosure of noncash operating and investing activities:

In conjunction with the sale of UNUM's tax sheltered annuity business, as discussed in Note 5, fixed maturities available for sale of $588.6 million and short-term investments of $1,825.9 million were transferred to the buyer on October 1, 1996. Upon transfer, there was a corresponding increase in UNUM's deposit assets.

See notes to financial statements.

UNUM LIFE INSURANCE COMPANY OF AMERICA
NOTES TO FINANCIAL STATEMENTS
NOTE 1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


BASIS OF PRESENTATION
---------------------

The accompanying financial statements of UNUM Life Insurance Company of America ("UNUM America") have been prepared on the basis of generally accepted accounting principles. UNUM America is jointly owned by UNUM Holding Company and UNUM Corporation. UNUM Holding Company is wholly-owned by UNUM Corporation. The 1995 and 1994 financial statements have been restated to include the accounts of Commercial Life Insurance Company which was merged with UNUM America effective December 31, 1996. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
-----------

INVESTMENTS ARE REPORTED AS FOLLOWS:

 . Fixed maturities available for sale (certain bonds and redeemable preferred stocks)--at fair value.

 . Equity securities available for sale (common stocks and non-redeemable preferred stocks)--at fair value.

 . Mortgage loans--at amortized cost less an allowance for probable losses.

 . Real estate--at cost less accumulated depreciation.

 . Policy loans--at unpaid principal balance.

 . Other long-term investments--at cost plus UNUM America's equity in undistributed net earnings since acquisition.

 . Short-term investments--are considered available for sale and are carried at cost which approximates fair value.

Fixed maturities and equity securities are classified as available for sale as they may be sold in response to changes in interest rates, resultant prepayment risk, liquidity and capital needs, or other similar economic factors. Unrealized gains and losses related to securities classified as available for sale are excluded from net income and reported in a separate component of stockholders' equity, net of applicable deferred taxes and related adjustments to unpaid claims and claim expenses. The unrealized gains and losses are determined based on estimated market values at the balance sheet date and are not necessarily the amounts which would be realized upon sale of the securities or representative of future market values. Changing interest rates affect the level of unrealized gains and losses related to securities classified as available for sale. While rising interest rates are beneficial when investing current cash flows, they can also reduce the fair value of existing fixed rate long-term investments. In addition, lower interest rates can lead to early payoffs and refinancing of some of UNUM America's fixed rate investments. Management generally invests in fixed rate instruments that are structured to limit the exposure to such reinvestment risk.

Realized investment gains and losses, which are determined on the basis of specific identification and include adjustments for allowances for probable losses, are reported separately in the Statements of Income.

If a decline in fair value of an invested asset is considered to be other than temporary or if a long-lived asset is deemed to be permanently impaired, the investment is reduced to its net realizable value and the reduction is accounted for as a realized investment loss.

UNUM America discontinues the accrual of investment income on invested assets when it is determined that collectability is doubtful. UNUM America recognizes investment income on impaired loans when the income is received.

Real estate held for sale is included in other assets in the Balance Sheets and is valued net of a valuation allowance which reduces the carrying value to the lower of fair value less estimated costs to sell, or cost. This valuation

-----------

allowance is periodically adjusted based on subsequent changes in UNUM America's estimate of fair value less costs to sell.

Purchases and sales of short-term financial instruments are part of investing activities and not necessarily a part of the cash management program. Therefore, short-term financial instruments are classified as investments in the Balance Sheets and are included as investing activities in the Statements of Cash Flows.

DERIVATIVE FINANCIAL INSTRUMENTS
--------------------------------

Gains or losses on hedges of existing assets or liabilities are deferred and included in the carrying amounts of those assets or liabilities. Gains or losses related to qualifying hedges of firm commitments or anticipated transactions are also deferred and recognized in the carrying amount of the underlying asset or liability when the hedged transaction occurs.

RECOGNITION OF PREMIUM REVENUES AND RELATED EXPENSES
----------------------------------------------------

Group insurance premiums are recognized as income over the period to which the premiums relate. Individual disability premiums are recognized as income when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the contracts. This association is accomplished by recording a provision for future policy benefits and unpaid claims and claim expenses, and by amortizing deferred policy acquisition costs.

For retirement and universal life products, premium and other policy fee revenue consist of charges for the cost of insurance, policy administration and surrenders assessed during the period. Charges related to services to be performed in the future are deferred until earned. The amounts received in excess of premium and fees are recorded as deposits and included in other policyholder funds in the Balance Sheets. Benefits and expenses include benefit claims in excess of related account balances, interest credited at various rates, and amortization of deferred policy acquisition costs.

DEFERRED POLICY ACQUISITION COSTS
---------------------------------

The costs of acquiring new business that vary with and are related primarily to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, certain costs of policy issue and underwriting, and certain variable field office expenses.

For individual disability, group disability, and group life and health business, the costs are amortized in proportion to expected future premiums. For universal life products and retirement products the costs are amortized in proportion to estimated gross profits from interest margins, mortality and other elements of performance under the contracts. Amortization is adjusted periodically to reflect differences between actual experience and original assumptions, with any resulting changes reflected in current operating results. The amounts deferred and amortized were as follows:

                                                    Year Ended December 31,
                                                -------------------------------
(Dollars in millions)                              1996        1995        1994
-------------------------------------------------------------------------------
Deferred                                        $  194.7    $  196.1    $ 207.1
Less amortized                                    (131.1)     (117.7)     (83.8)
-------------------------------------------------------------------------------
Increase in deferred policy acquisition costs   $   63.6    $   78.4    $ 123.3
-------------------------------------------------------------------------------

RESERVES FOR FUTURE POLICY BENEFITS
-----------------------------------

Reserves for future policy benefits are calculated by the net-level premium method, and are based on UNUM America's expected morbidity, mortality and interest rate assumptions at the time a policy is issued. These reserves represent the portion of premiums received, accumulated with interest and held to provide for claims that have not yet been incurred. The reserve assumptions are periodically reviewed and compared to actual experience and are revised if it is determined that future expected experience is different from the reserve assumptions. Reserves for group insurance policies consist primarily of unearned premiums.

The interest rates used in the calculation of reserves for future policy benefits at December 31, 1996, and 1995, principally ranged from:

                                                            1996           1995
-------------------------------------------------------------------------------
Individual disability                                6.0% to 9.5%   5.5% to 9.5%
Group annuities                                      5.0% to 9.0%   5.0% to 9.0%
-------------------------------------------------------------------------------

RESERVES FOR UNPAID CLAIMS AND CLAIM EXPENSES
---------------------------------------------

Unpaid claims and claim expense reserves represent the amount estimated to fund claims that have been reported but not settled and claims incurred but not reported. Reserves for unpaid claims are estimated based on UNUM America's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, risk management programs and renewal actions. Many factors affect actuarial calculations of claim reserves, including but not limited to interest rates and current and anticipated incidence rates, recovery rates, and economic and societal conditions. Reserve estimates and assumptions are periodically reviewed and updated with any resulting adjustments to reserves reflected in current operating results. Given the complexity of the reserving process, the ultimate liability may be more or less than such estimates indicate.

The interest rates used in the calculation of disability claims reserves at December 31, 1996, and 1995, were principally as follows:

                                                          1996             1995
-------------------------------------------------------------------------------
Group long term disability                                7.88%            7.94%
Individual disability                            7.00% to 9.46%   6.75% to 9.67%
-------------------------------------------------------------------------------

The interest rate used to discount the disability reserves is a composite of the yields on assets specifically identified with each block of business. Management expects the reserve discount rate for certain disability products will further decline, since current cash flows are invested in high quality assets at current yields, which are below the composite yield of the existing assets purchased in prior years. UNUM America periodically adjusts prices on both existing and new business in an effort to mitigate the impact of the current interest rate environment.

For other accident and health business, reserves are based on projections of historical claims run-out patterns.

---------------------------------------------

Activity in the liability for unpaid claims and claim expenses is summarized as follows:

(Dollars in millions)                               1996      1995      1994
-----------------------------------------------------------------------------
Balance at January 1                            $3,774.0  $2,939.0  $2,558.2
 Less reinsurance recoverables                     (87.3)    (53.9)    (42.4)
Effect of unrealized gains on fixed maturities    (203.4)      --        --
-----------------------------------------------------------------------------
Net Balance at January 1                         3,483.3   2,885.1   2,515.8
Incurred related to:
 Current year                                    1,245.4   1,403.0   1,159.5
 Prior years                                       263.7     410.4     358.4
-----------------------------------------------------------------------------
Total incurred                                   1,509.1   1,813.4   1,517.9
Paid related to:
 Current year                                      380.6     366.5     356.5
 Prior years                                       941.8     848.7     792.1
-----------------------------------------------------------------------------
Total paid                                       1,322.4   1,215.2   1,148.6
Net Balance at December 31                       3,670.0   3,483.3   2,885.1
 Plus reinsurance recoverables                     254.3      87.3      53.9
Effect of unrealized gains on fixed maturities     119.3     203.4       --
-----------------------------------------------------------------------------
Balance at December 31                          $4,043.6  $3,774.0  $2,939.0
-----------------------------------------------------------------------------

The components of the increase in unpaid claims and claims expenses incurred and related to prior years were as follows:

(Dollars in millions)                                   1996    1995    1994
-----------------------------------------------------------------------------
Interest accrued on reserves                           $228.0  $214.2  $207.9
Changes in reserve estimates and assumptions             35.7   196.2   150.5
-----------------------------------------------------------------------------
 Increase in incurrals related to prior years          $263.7  $410.4  $358.4
-----------------------------------------------------------------------------

The increases in incurrals related to prior years were primarily the result of interest accrued on reserves and changes in reserve estimates and assumptions of interest rates, morbidity, mortality and expense costs. Due to the long-term claim payment patterns of some of UNUM America's businesses, certain reserves, particularly disability, are discounted for interest.

The effects of changes in reserve estimates and assumptions were more significant in 1995 and 1994, primarily as a result of increased reserves from lower discount rates for certain disability products following the sale of the common stock portfolio in 1995, and adjustments to strengthen certain disability reserves in 1995 and 1994.

Beginning in 1995, as explained in Note 2, unpaid claims are adjusted to reflect changes that would have been necessary if the unrealized gains and losses related to fixed maturities classified as available for sale had been realized. Where applicable, UNUM America has reflected those adjustments in the liability balances with corresponding credits or charges, net of related deferred taxes, reported as a component of unrealized gains on available for sale securities in stockholders' equity.

CHANGES IN ACCOUNTING ESTIMATES
-------------------------------

During 1995, UNUM America sold virtually all of its common stock portfolio. The sale of the common stock portfolio, which partially supported certain disability reserves, and the reinvestment of the proceeds primarily in investment grade fixed income assets at yields below the average portfolio yield, resulted in lower reserve discount

-------------------------------

rates for certain disability products reported in the Disability Insurance segment. This change in accounting estimate to lower certain discount rates resulted in an increase of $114.1 million to benefits to policyholders in the Statement of Income, and a decrease to net income of $74.2 million.

During 1995, UNUM America increased the group long term disability reserves for incurred but not reported ("IBNR") claims, as reported in the Disability Insurance segment. The increased IBNR reserves were based on management's judgment that claims incurred but not yet reported would reflect increased levels of claims incidence and severity. This change in accounting estimate resulted in an increase to benefits to policyholders in the Statement of Income of $34.3 million, and a decrease to net income of $22.3 million.

During 1995, UNUM America increased reserves for unpaid claims related to the Association Group disability business by $15.0 million to reflect management's expectations of slower than expected claim recoveries. This change in accounting estimate, which was reflected in the Disability Insurance segment, decreased net income by $9.8 million.

During 1994, UNUM America increased reserves for existing claims by $78.0 million and strengthened reserves for estimated future losses by $101.5 million. These increased reserves reflected management's expectations of morbidity trends for the existing non-cancellable individual disability business as reported in the Disability Insurance segment. This change in accounting estimate resulted in an increase to benefits to policyholders in the Statement of Income of $179.5 million, and a decrease to net income of $116.7 million.

OTHER POLICYHOLDER FUNDS
------------------------

Other policyholder funds are liabilities for investment-type contracts and represent customer deposits plus interest credited to those deposits at various rates.

LIABILITIES FOR RESTRUCTURING ACTIVITIES
----------------------------------------

Liabilities for restructuring activities are recorded when management, prior to the balance sheet date, commits to execute an exit plan that will result in the incurral of costs that have no future economic benefit, or approves a plan of termination and communicates sufficient detail of the plan to employees. Liabilities for restructuring activities are included in other liabilities in the Balance Sheets.

SEPARATE ACCOUNTS
-----------------

Certain assets from tax sheltered annuity ("TSA") contracts and UNUM America's defined benefit plans are in separate accounts that are pooled investment funds of securities. Investment income and realized gains and losses on these accounts accrue directly to the contractholders. Assets, carried at market value, and liabilities of the separate accounts are shown separately in the Balance Sheets. The assets of the separate accounts are legally segregated and are not subject to claims that arise out of any other business of UNUM America.

On October 1, 1996, UNUM America closed the sale of its TSA business to The Lincoln National Life Insurance Company, a subsidiary of Lincoln National Corporation (see Note 5). For legal considerations, the separate account's TSA-related assets were not transferred on October 1, 1996. TSA-related assets will be transferred only upon receipt of a contractholder and/or participant's consent for assumption reinsurance. Beginning in 1997, the assets of UNUM Corporation's defined benefit plan are no longer held in the UNUM America's separate accounts (See Note 8).

ACCOUNTING FOR PARTICIPATING INDIVIDUAL LIFE INSURANCE
------------------------------------------------------

Participating policies issued by the former Union Mutual Life Insurance Company ("Union Mutual") prior to UNUM America's conversion to a stock life insurance company on November 14, 1986, will remain participating

------------------------------------------------------

as long as they remain in force. A Participation Fund Account ("PFA") was established for the sole benefit of all of Union Mutual's individual participating life and annuity policies and contracts.

The assets of the PFA are to provide for the benefit, dividend and certain expense obligations of the participating individual life insurance policies and annuity contracts. This line of business participates in the experience of the PFA and its operations have been excluded from the Statements of Income. The PFA represented approximately 2.9% and 3.1% of total assets and 3.4% and 3.5% of total liabilities at December 31, 1996, and 1995, respectively.

INCOME TAXES
------------

The provision for income taxes includes amounts currently payable and deferred income taxes, which result from differences between financial reporting and tax bases of assets and liabilities, and are measured using enacted tax rates and laws.

FOREIGN CURRENCY TRANSLATION
----------------------------

UNUM America has several branch operations located in foreign countries, the largest being in Canada. These branches generally maintain their balance sheet and income statement accounts in local functional currencies. These currencies are translated to U.S. dollars using ending and quarterly average exchange rates, respectively. The resulting translation adjustments are reported in a separate component of stockholders' equity.

REINSURANCE
-----------

UNUM America is involved in both the cession and assumption of reinsurance with other companies. Risks are reinsured with other companies to reduce UNUM America's exposure to large losses and permit recovery of a portion of direct losses. UNUM America remains liable to the insured for the payment of policy benefits if the reinsurers cannot meet their obligations under the reinsurance agreements. Deferred policy acquisition costs, premiums, benefits and expenses are stated net of reinsurance ceded to other companies. UNUM America evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize exposure to significant losses from reinsurer insolvencies.

NEW ACCOUNTING PRONOUNCEMENTS
-----------------------------

In June 1996, the Financial Accounting Standards Board ("FASB") issued Financial Accounting Standard ("FAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. The statement provides guidance for recognition or derecognition of assets and liabilities, focusing on the concepts of control and extinguishment. UNUM America is required to adopt FAS 125 effective January 1, 1997. The adoption of FAS 125 is not expected to have a material effect on UNUM America's results of operations or financial position.

In March 1997, the FASB issued FAS No. 129, "Disclosures of Information About Capital Structure," which clarifies disclosure requirements related to the type, and nature, of securities contained in an entity's capital structure. UNUM America is required to adopt FAS 129 effective December 31, 1997.

NOTE 2. INVESTMENTS

In November 1995, the FASB issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," which provided a one-time opportunity to reassess the appropriateness of the classifications of securities described in FAS 115, and to reclassify fixed maturities from the held to maturity category without calling into question the intent to hold other debt securities to maturity in the future. On December 31, 1995, UNUM America reassessed its fixed maturity portfolio and as allowed under the implementation guidance, reclassified fixed maturities with an amortized cost of $5,073.3 million and a related unrealized gain of

$304.9 million from the held to maturity category to available for sale. The unrealized gain on the total available for sale fixed maturity portfolio was $419.9 million at December 31, 1995. In connection with the reclassification of the held to maturity fixed maturities to available for sale, on December 31, 1995, UNUM America adjusted its unpaid claims by $203.4 million to reflect the changes that would have been necessary if the unrealized gains and losses related to fixed maturities classified as available for sale had been realized. At December 31, 1996, the unrealized gain on available for sale fixed maturities was $202.3 million and the related unpaid claims adjustment was $119.3 million.

The following tables summarize the components of investment income, net realized investment gains, and changes in unrealized investment gains on available for sale securities:

INVESTMENT INCOME
-----------------

                                         Year Ended December 31,
                                         -------------------------
(Dollars in millions)                       1996     1995     1994
-------------------------------------------------------------------
Fixed maturities:
 Available for sale                      $ 496.1  $ 390.3  $ 453.7
 Held to maturity                            --     145.9     65.7
Equity securities available for sale         --       4.3      8.3
Mortgage loans                             104.6    113.4    129.9
Real estate                                 19.0     13.8     14.9
Policy loans                                 9.0      7.6      9.3
Other long-term investments                  6.5      1.6      0.8
Short-term investments                      42.5     20.3      4.9
-------------------------------------------------------------------
  Gross investment income                  677.7    697.2    687.5
Less investment expenses                   (14.7)   (15.1)   (21.3)
Less investment income on participating
 individual life insurance policies and
 annuity contracts                         (24.5)   (24.6)   (25.1)
-------------------------------------------------------------------
  Investment income                      $ 638.5  $ 657.5  $ 641.1
-------------------------------------------------------------------

NET REALIZED INVESTMENT GAINS
-----------------------------

                                         Year Ended December 31,
                                         -------------------------
(Dollars in millions)                       1996     1995     1994
-------------------------------------------------------------------
Gross realized investment gains:
Fixed maturities:
 Available for sale                      $  19.1  $   9.7  $   7.4
 Held to maturity                            --       0.1      --
Equity securities available for sale         --     210.8     80.0
Mortgage loans, real estate and other       17.2     17.9     11.4
-------------------------------------------------------------------
 Gross realized investment gains         $  36.3  $ 238.5  $  98.8
-------------------------------------------------------------------
Gross realized investment losses:
Fixed maturities:
 Available for sale                        (23.5)   (10.0)   (25.1)
 Held to maturity                            --      (0.8)    (3.0)
Equity securities available for sale         --     (14.8)   ( 9.5)
Mortgage loans, real estate and other       (6.9)   (28.2)   (21.7)
-------------------------------------------------------------------
 Gross realized investment losses          (30.4)   (53.8)   (59.3)
-------------------------------------------------------------------
  Net realized investment gains          $   5.9  $ 184.7  $  39.5
-------------------------------------------------------------------

CHANGE IN UNREALIZED GAINS (LOSSES) ON AVAILABLE FOR SALE SECURITIES
--------------------------------------------------------------------

                                                   Year Ended December 31,
                                                   --------------------------
(Dollars in millions)                                  1996     1995     1994
------------------------------------------------------------------------------
Fixed maturities available for sale                $ (217.6) $ 465.7  $ (45.7)
Equity securities available for sale                    3.0   (113.0)   (74.3)
Unpaid claims adjustment                               84.1   (203.4)     --
Deferred taxes                                         42.2    (51.6)    41.0
------------------------------------------------------------------------------
 Total change in unrealized gains (losses) on
  available for sale securities, as included
  in stockholders' equity                          $  (88.3) $  97.7  $ (79.0)
------------------------------------------------------------------------------

FIXED MATURITIES
----------------

The amortized cost and fair values of fixed maturities available for sale at December 31, 1996, were as follows:

                                         Gross      Gross
                             Amortized Unrealized Unrealized   Fair
(Dollars in millions)          Cost      Gains      Losses    Value
----------------------------------------------------------------------------
U.S. Government              $   25.8    $  1.8     $   --   $   27.6
States and municipalities       402.4       9.2       (0.7)     410.9
Foreign governments             137.9      10.5       (0.2)     148.2
Public utilities                983.3      47.7       (1.4)   1,029.6
Corporate bonds               3,267.2     147.6      (12.0)   3,402.8
Redeemable preferred stocks       2.0       --        (0.4)       1.6
Mortgage-backed securities        3.4       0.2        --         3.6
----------------------------------------------------------------------------
 Total                       $4,822.0    $217.0     $(14.7)  $5,024.3
----------------------------------------------------------------------------

The amortized cost and fair values of fixed maturities available for sale at December 31, 1995, were as follows:

                                         Gross      Gross
                             Amortized Unrealized Unrealized   Fair
(Dollars in millions)          Cost      Gains      Losses    Value
----------------------------------------------------------------------------
U.S. Government              $  338.8    $  6.9     $ (0.1)  $  345.6
States and municipalities       519.0      15.5       (0.6)     533.9
Foreign governments              22.2       1.9        --        24.1
Public utilities              1,306.0      95.9       (0.1)   1,401.8
Corporate bonds               4,576.5     302.0       (1.9)   4,876.6
Redeemable preferred stocks      16.6       0.8       (0.8)      16.6
Mortgage-backed securities        5.1       0.4        --         5.5
----------------------------------------------------------------------------
 Total                       $6,784.2    $423.4     $ (3.5)  $7,204.1
----------------------------------------------------------------------------

The amortized cost and fair value of fixed maturities available for sale at December 31, 1996, by contractual maturity date, are shown below. Expected maturities will differ from contractual maturities since certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Amortized   Fair
(Dollars in millions)                                        Cost     Value
-----------------------------------------------------------------------------
Due in one year or less                                    $  207.5  $  213.4
Due after one year through five years                       1,669.0   1,748.3
Due after five years through ten years                      2,580.2   2,674.1
Due after ten years                                           361.9     384.9
-----------------------------------------------------------------------------
                                                            4,818.6   5,020.7
Mortgage-backed securities (primarily due after 10 years)       3.4       3.6
-----------------------------------------------------------------------------
 Total                                                     $4,822.0  $5,024.3
-----------------------------------------------------------------------------

----------------

During 1995, UNUM America sold fixed maturities of two issuers classified as held to maturity with an amortized cost of $4.0 million due to evidence of significant deterioration of the issuers' creditworthiness, as evidenced by bankruptcy filings. These sales resulted in a net realized loss of $1.2 million in 1995.

During 1994, UNUM America sold fixed maturities of two issuers classified as held to maturity with an amortized cost of $32.4 million due to evidence of significant deterioration of the issuers' creditworthiness. These sales resulted in a net realized loss of $2.6 million.

EQUITY SECURITIES
-----------------

The fair values, which also represent carrying amounts, and the cost of equity securities available for sale were as follows at December 31, 1996:

                                                                           Fair
(Dollars in millions)                                                Cost  Value
--------------------------------------------------------------------------------
Common stocks:
 Industrial, miscellaneous and all other                             $8.5  $10.4
--------------------------------------------------------------------------------

Gross unrealized investment gains on equity securities available for sale totaled $1.9 million at December 31, 1996 and there were no gross unrealized investment gains at December 31, 1995. There were no gross unrealized investment losses at December 31, 1996, and gross unrealized investment losses totaled $1.1 million at December 31, 1995.

MORTGAGES
---------

Effective January 1, 1995, UNUM America adopted Financial Accounting Standard ("FAS") No. 114, "Accounting by Creditors for Impairment of a Loan" and FAS No. 118, "Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures," which defined the principles to measure and record an impaired loan. When it is probable that a creditor will be unable to collect all amounts due according to the contractual terms of a loan agreement, the loan is deemed impaired. Once a loan is determined to be impaired, an allowance for probable losses is established for the difference between the carrying amount of the loan and its estimated value. The estimated value is based on either the present value of expected future cash flows discounted using the loan's effective interest rate, the loan's observable market price, or the fair value of the collateral. The adoption of FAS 114 and FAS 118 did not have a material effect on UNUM America's results of operations or financial position.

At December 31, 1996, and 1995, impaired loans totaled $48.9 million and $48.0 million, respectively. Included in the $48.9 million were $37.4 million of loans which had a related allowance for probable losses of $5.5 million, and a loan of $11.5 million which had no related allowance for probable losses. Included in the $48.0 million of impaired loans at December 31, 1995, were $36.3 million of loans which had a related allowance for probable losses of $6.8 million, and a loan of $11.7 million which had no related allowance for probable losses.

Mortgage loans that were restructured prior to the adoption of FAS 114 amounted to $50.1 million and $55.0 million at December 31, 1996, and 1995, respectively. Troubled debt restructurings represent loans that are refinanced with terms more favorable to the borrower. Interest lost on restructured loans was not material for the years ended December 31, 1996, 1995 or 1994.

REAL ESTATE AND OTHER
---------------------

Effective January 1, 1996, UNUM America adopted FAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which established accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used and for

---------------------

long-lived assets and certain identifiable intangibles to be disposed of. FAS 121 applies to both real estate held for investment and real estate held for sale. The adoption of FAS 121 did not have a material effect on UNUM America's results of operations or financial position.

Real estate acquired in satisfaction of debt cumulatively amounts to $83.3 million at December 31, 1996. Real estate held for sale amounted to $9.8 million at December 31, 1996, and $33.5 million at December 31, 1995.

Real estate with a depreciated cost of $7.7 million and no bonds or mortgages were non-income producing for the twelve months ended December 31, 1996. Interest lost on these investments was not material in 1996, 1995 or 1994.

UNUM America was committed at December 31, 1996, to purchase fixed maturities and other invested assets in the amount of $94.0 million.

NOTE 3. ALLOWANCE FOR PROBABLE LOSSES ON INVESTED ASSETS AND REAL ESTATE HELD FOR SALE

Changes in the allowance for probable losses on invested assets and real estate held for sale were as follows:

                                       Balance at                      Balance
                                       beginning                       at end
(Dollars in millions)                   of year   Additions Deductions of year
------------------------------------------------------------------------------
Year Ended December 31, 1996
 Mortgage loans                          $37.3      $ 1.0     $ (2.3)   $36.0
 Real estate held for sale                18.0       (0.4)      (3.3)    14.3
------------------------------------------------------------------------------
  Total                                  $55.3      $ 0.6     $ (5.6)   $50.3
------------------------------------------------------------------------------
Year Ended December 31, 1995
 Mortgage loans                          $41.7      $ 8.9     $(13.3)   $37.3
 Real estate held for sale                12.7        5.7       (0.4)    18.0
------------------------------------------------------------------------------
  Total                                  $54.4      $14.6     $(13.7)   $55.3
------------------------------------------------------------------------------
Year Ended December 31, 1994
 Fixed maturities held to maturity and
  available for sale                     $ 0.2      $ --      $ (0.2)   $ --
 Mortgage loans                           46.8        8.5      (13.6)    41.7
 Real estate held for sale                19.2        0.9       (7.4)    12.7
------------------------------------------------------------------------------
  Total                                  $66.2      $ 9.4     $(21.2)   $54.4
------------------------------------------------------------------------------

Additions represent charges to net realized investment gains less recoveries, and deductions represent reserves released upon disposal or restructuring of the related asset.

NOTE 4. DERIVATIVE FINANCIAL INSTRUMENTS

UNUM America periodically uses common derivative financial instruments such as options, futures and forward exchange contracts to hedge certain risks associated with anticipated purchases and sales of investments and certain payments denominated in foreign currencies, primarily Canadian dollar and Japanese yen. These derivative financial instruments are used to protect UNUM America from the effect of market fluctuations in interest and exchange rates between the contract date and the date on which the hedged transaction occurs. In using these instruments, UNUM America is subject to the off-balance-sheet risk that the counterparties of the transactions will fail to perform as contracted. UNUM America manages this risk by only entering into contracts with highly rated institutions and listed exchanges. UNUM America does not hold derivative financial instruments for the purpose of trading.

At December 31, 1996, UNUM America had open interest rate futures contracts with notional amounts of $159.7 million to hedge anticipated sales of investments in 1997. These contracts had a related net unrealized gain of $1.3 million. At December 31, 1995, UNUM America had no open derivative financial instruments.

NOTE 5. SALE OF TAX SHELTERED ANNUITY BUSINESS


On October 1, 1996, UNUM America closed the sale of its group tax-sheltered annuity ("TSA") business to The Lincoln National Life Insurance Company ("Lincoln"), a subsidiary of Lincoln National Corporation. The sale involved approximately 1,650 group contractholders and assets under management of approximately $3.2 billion. The contracts have initially been reinsured on an indemnity basis. Upon consent of the TSA contractholders and/or participants, the contracts will be considered reinsured on an assumption basis, legally releasing UNUM America from future contractual obligation to the respective contractholders and/or participants.

To effect the sale of the TSA business, UNUM America transferred into a trust account held for the benefit of Lincoln approximately $2,641 million of assets. The assets transferred consisted of approximately $1,826 million of short-term investments, $589 million of fixed maturities, and $226 million of cash. The amount of assets in the trust will increase or decrease in conjunction with the on-going activity in participant accounts, and assets will be released from the trust to Lincoln upon consents for assumption reinsurance. UNUM America has recorded a deposit asset in its Balance Sheet representing the assets remaining in the trust, which supports the TSA contracts of those contractholders and/or participants that have not given consent for assumption reinsurance. At December 31, 1996, the deposit asset related to the TSA transaction was approximately $2,602 million.

The sale resulted in a deferred pretax gain of $77.2 million, which will be recognized in income in proportion to contractholder and/or participant consents for assumption reinsurance, the majority of which management believes will occur during 1997. The purchase price (ceding commission) paid upon closing was approximately $69 million, and the transaction generated statutory capital of approximately $157 million. As of March 1, 1997, consent for assumption reinsurance has been provided by TSA contractholders and/or participants owning approximately 60% of assets under management.

Historical results of the TSA business included in UNUM America's Statements of Income were as follows:

                                                        Year Ended December 31,
                                                       -------------------------
(Dollars in millions)                                     1996     1995     1994
--------------------------------------------------------------------------------
Revenues                                                $203.1   $244.4   $236.7
Net income                                              $ 12.2   $ 30.1   $ 29.2
--------------------------------------------------------------------------------

NOTE 6. REINSURANCE

UNUM America is involved in both the cession and assumption of reinsurance with other companies.

UNUM America and its affiliate, First UNUM Life Insurance Company ("First UNUM"), a New York corporation, entered into a 100% coinsurance reinsurance agreement covering the active life reserves of First UNUM's non-cancellable individual disability business. The agreement was effective December 31, 1996, for disabilities occurring on or after January 1, 1996.

On October 23, 1996, UNUM America announced the execution of a definitive reinsurance agreement between UNUM America and Centre Life Reinsurance Limited ("Centre Re"), a Bermuda based reinsurance specialist, for reinsurance coverage of the active life reserves of UNUM America's existing United States non-cancellable individual disability ("ID") block of business, including those ceded under the aforementioned agreement with First UNUM. This agreement does not reinsure any claims incurred prior to January 1, 1996. The agreement follows UNUM America's announcement in late 1994 that it would no longer market the non-cancellable form of ID coverage in the United States.

The agreement is a finite reinsurance arrangement that transfers liabilities to Centre Re based on the level of statutory reserves. At December 31, 1996, active life reserves of $427 million and reserves established for claims in 1996 of $137 million were ceded to Centre Re. Under the agreement, Centre Re has an obligation to fund a defined risk layer, while UNUM America will retain the earnings risk related to potential adverse claims experience up to a certain threshold. This threshold amount represents the existence of an experience layer with a value of $195 million at December 31, 1996. UNUM America has recorded the value of the experience layer on its Balance Sheet as a deposit asset. UNUM America funded its obligation under the agreement by transferring assets totaling approximately $403 million into a trust account in late December 1996. The assets transferred were equal to the experience layer plus reserves, determined under generally accepted accounting principles, net of related deferred acquisition costs. Future net cash flows of the block will be transferred to/from the trust account and, together with changes in reserve levels, will determine the value of UNUM America's deposit asset. Changes in the deposit asset will flow through UNUM America's results of operations. The agreement generated slightly more than $200 million of statutory capital.

In fourth quarter 1996, UNUM America recognized a pretax charge of $49.7 million, which represents the present value of the anticipated minimum amount of fees to be paid to Centre Re under the agreement. UNUM America has the right, but no obligation, to recapture the business after five years, with certain penalties.

The effect of reinsurance on premiums earned and written for the years ended December 31, 1996, 1995 and 1994 was as follows:

(Dollars in millions)                                  1996      1995      1994
-------------------------------------------------------------------------------
Premiums earned:
 Direct                                            $2,112.2  $2,024.3  $1,877.1
 Assumed                                              251.2     239.5     169.8
 Ceded                                                (70.1)    (55.0)   (103.9)
-------------------------------------------------------------------------------
  Premiums earned                                  $2,293.3  $2,208.8  $1,943.0
-------------------------------------------------------------------------------
Premiums written:
 Direct                                            $2,114.9  $2,025.0  $1,890.5
 Assumed                                              285.8     248.4     169.8
 Ceded                                                (95.6)    (56.1)   (105.2)
-------------------------------------------------------------------------------
  Premiums written                                 $2,305.1  $2,217.3  $1,955.1
-------------------------------------------------------------------------------

For the years ended December 31, 1996, 1995 and 1994, recoveries recognized under reinsurance agreements reduced benefits to policyholders by $65.7 million, $50.7 million and $44.4 million, respectively.

NOTE 7. BUSINESS RESTRUCTURING AND OTHER CHARGES

BUSINESS RESTRUCTURING
----------------------

Charges of $7.2 million, $8.4 million and $13.6 million were recorded in 1996, 1995 and 1994, respectively. The charge in 1996 was related to the merger of Commercial Life Insurance Company ("Commercial Life") into UNUM America, and consisted of $2.8 million of severance costs for 120 employees and $4.4 million of lease exit costs. The charges in 1995 and 1994 relate to the acceleration of organizational changes within UNUM America and the decision to discontinue the individual disability non-cancellable product. Partially offsetting the charge recorded in 1995 was a $3.4 million curtailment gain, related to workforce reductions in UNUM Corporation's noncontributory defined benefit pension plan which includes UNUM America. As of December 31, 1996, the liability carried in the Balance Sheet for all three charges was $5.3 million.

INTANGIBLE ASSET WRITE-OFFS AND FUTURE LOSS RESERVES
----------------------------------------------------

In connection with the merger of Commercial Life into UNUM America, the sale of the tax-sheltered annuity business (see Note 5), as well as UNUM America's continued efforts to strengthen its focus on its core products, the company initiated a review of certain products, which resulted in the recognition of pretax charges totaling $37.5 million during 1996. These charges reduced income before income taxes by $13.1 million in the Disability Insurance segment, $9.4 million in the Special Risk Insurance segment, and $15.0 million in the Retirement Products segment. On an after-tax basis the charges reduced net income by $25.1 million.

----------------------------------------------------

The charges include the write-off of certain intangible assets, primarily deferred acquisition costs, totaling $12.7 million. These intangible assets have been deemed unrecoverable primarily due to the expectation of continued losses in the Association Group disability business. Additionally, in conjunction with the completion of a review of UNUM America's discontinued product portfolio, a $22.4 million charge was taken to establish a reserve for the present value of expected future losses on certain discontinued products. Future losses for these products will be charged to the reserve at the time the losses are realized. The products incorporated in the charge consist of certain discontinued special risk, retirement and medical products. UNUM America is pursuing the sale of some of these discontinued product lines.

NOTE 8. EMPLOYEE BENEFIT PLANS

PENSION PLANS
-------------

UNUM America participates in UNUM Corporation and subsidiaries' noncontributory defined benefit pension plan covering substantially all domestic employees. The plan provided benefits based on the employee's years of service and compensation during the highest five consecutive years out of the last ten years of employment. Plan assets, which were held in UNUM America's separate accounts, consisted primarily of group annuity contracts and 224,392 shares of UNUM Corporation common stock. UNUM America funds its pension plan in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. Net pension cost for 1996 was $6.0 million. Net pension cost for 1995 was $2.1 million which included the $3.4 million pension curtailment gain from the business restructuring activities described in Note 7. Net pension cost for 1994 was $6.7 million.

Effective January 1, 1997, UNUM Corporation replaced its existing pension plans with a new noncontributory defined benefit pension plan ("Lifecycle Plan") covering substantially all domestic employees. Under the Lifecycle Plan, a new benefit formula is used, resulting in benefits being earned more consistently over an employee's career, and is based on the employee's age at retirement, years of service, and earnings during the highest five of the last ten years of employment. Beginning in 1997, plan assets were transferred from UNUM America's separate accounts into a trust for the exclusive benefit of plan participants.

POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS
------------------------------------------------------

UNUM America provides certain health care and life insurance benefits for retired employees and covered dependents. Substantially all domestic employees of UNUM America may become eligible for these benefits if they meet minimum age and service requirements, if they are eligible for retirement benefits and if they agree to contribute a portion of the cost. UNUM America has the right to modify or terminate these benefits. The underlying plans are not currently funded. The cost of these plans was $8.0 million, $8.5 million and $6.8 million for the years ended December 31, 1996, 1995 and 1994, respectively. At December 31, 1996, and 1995 the liability associated with these plans was $64.8 million and $63.2 million, respectively.

RETIREMENT SAVINGS PLANS
------------------------

UNUM America participates in UNUM Corporation and subsidiaries' retirement savings plan for substantially all full-time and part-time employees who work 1,000 hours a year and have been employed for at least one year. Eligible employees may contribute up to 10% of their annual base salary, and UNUM America matches a portion of each employee's contribution up to 4% of the employee's compensation. Employees become 100% vested immediately upon becoming eligible to participate in the plan. Expense for this plan amounted to $5.6 million, $6.3 million and $6.2 million in 1996, 1995 and 1994, respectively.

Effective January 1, 1997, UNUM Corporation introduced a single retirement savings plan for all domestic employees who meet the eligibility requirement of one year of service, including all employees eligible under the former plans. Dependent upon the employee's annual earnings, eligible employees may contribute up to 15% of

------------------------

their annual compensation, including incentive payouts. UNUM America will match 100% of the employee's contribution up to 3% of the employee's compensation, plus 50% of the employee's contribution on the next 2% of the employee's compensation, to a maximum of 4%. Employees become 100% vested immediately upon becoming eligible to participate.

ANNUAL INCENTIVE PLANS
----------------------

UNUM America has an annual incentive plan for certain employees and executive officers that provide additional compensation based on achievement of predetermined annual corporate financial and non-financial goals. In 1996, 1995 and 1994, expense for these plans was $31.1 million, $14.7 million and $2.7 million, respectively.

NOTE 9. INCOME TAXES

A reconciliation of income taxes computed by applying the federal income tax rate to income before income taxes and the income tax expense charged to operations follows:

                                                        Year Ended December 31,
                                                        -----------------------
(Dollars in millions)                                   1996      1995     1994
-------------------------------------------------------------------------------
Tax at federal statutory rate of 35%                 $  94.8  $  102.7  $  41.7
Tax-exempt income                                      (15.4)    (24.6)   (26.0)
Prior years' taxes                                      (0.3)     (6.6)    (0.7)
State income tax                                         1.6       1.1      0.4
Realized investment gains                                --       (3.6)     --
Other                                                   (2.4)      1.4      0.5
-------------------------------------------------------------------------------
  Income taxes                                       $  78.3  $   70.4  $  15.9
-------------------------------------------------------------------------------

Deferred income tax liabilities and assets consist of the following:

                                                                   December 31,
                                                                  -------------
(Dollars in millions)                                             1996     1995
-------------------------------------------------------------------------------
Deferred tax liabilities:
 Deferred policy acquisition costs                              $146.6   $247.0
 Policy reserve adjustments                                       89.1     --
 Net unrealized gains                                             70.7    142.3
 Value of business acquired                                        1.2      1.4
 Invested assets                                                   --      10.4
 Other                                                             --       5.6
-------------------------------------------------------------------------------
  Gross deferred tax liabilities                                 307.6    406.7
-------------------------------------------------------------------------------
Deferred tax assets:
 Alternative minimum tax credit carryforwards                      --      17.4
 Policy reserve adjustments                                        --      88.6
 Net realized losses                                              16.8     22.5
 Postretirement benefits                                          24.4     20.3
 Deferred gains                                                   27.0     --
 Accrued liabilities                                              26.6     --
 Other                                                            11.0     --
-------------------------------------------------------------------------------
  Gross deferred tax assets                                      105.8    148.8
-------------------------------------------------------------------------------
Net deferred tax liability                                      $201.8   $257.9
-------------------------------------------------------------------------------

UNUM America's operations are included with those of UNUM Corporation and subsidiaries in a consolidated income tax return. Under provisions of a tax-sharing agreement among the members of the consolidated tax return group, tax is allocated based on the separate return taxable income of each company with companies being reimbursed currently for their capital and ordinary losses.

Deferred income taxes relating to cumulative net unrealized gains on available for sale fixed maturity and equity securities were $70.7 million, $142.3 million and $23.8 million at December 31, 1996, 1995 and 1994, respectively.

UNUM America's Statement of Income for 1996, 1995 and 1994, included the following amounts of foreign income and related income tax expense:

                                                      Year Ended December 31,
                                                      -----------------------
(Dollars in millions)                                  1996     1995     1994
-------------------------------------------------------------------------------
Foreign Income                                        $11.5      --       --
-------------------------------------------------------------------------------
Income tax expense (credit):
 Current                                               (1.5)     --       --
 Deferred                                               5.6      --       --
-------------------------------------------------------------------------------
  Total                                               $ 4.1      --       --
-------------------------------------------------------------------------------

NOTE 10. DIVIDEND RESTRICTIONS

UNUM America is subject to various state insurance regulatory restrictions that limit the maximum amount of dividends available to UNUM Corporation without prior approval. The amount available under current law for payment of dividends during 1997 to UNUM Corporation from UNUM America without state insurance regulatory approval is approximately $113 million. Dividends in excess of this amount may only be paid with state insurance regulatory approval. The aggregate statutory capital and surplus of UNUM America was approximately $961 million and $905 million, at December 31, 1996, and 1995, respectively. The aggregate statutory net operating income, which excludes realized investment gains net of tax, of UNUM America was approximately $113 million, $227 million and $45 million for 1996, 1995 and 1994, respectively. State insurance regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles. The significant differences relate to deferred acquisition costs, deferred income taxes, non-admitted asset balances, required investment risk reserves and reserve calculation assumptions.

NOTE 11. AFFILIATED COMPANIES AND RELATED PARTY TRANSACTIONS

UNUM America provides management and administrative services to affiliates, which are wholly owned by UNUM Corporation. UNUM America allocates, principally at cost, the related expenses based on direct association whenever possible. If however expenses cannot be readily associated, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed.

On February 28, 1995, UNUM Corporation borrowed $100 million under its revolving credit facility, which was infused into UNUM America in exchange for surplus debentures which mature on August 31, 1996, and accrue interest at 5.66% annually. Repayment of principal and interest on the surplus debentures is subject to state insurance regulatory approval. On December 31, 1995, UNUM America repaid $50 million of the surplus debentures, plus accrued interest of $5.5 million to UNUM Corporation. In April, 1996, UNUM America received approval from the Maine Bureau of Insurance to repay the remaining $50 million in surplus debentures. The company repaid the principal and interest in April 1996.

During December, 1993, UNUM America loaned $60 million to UNUM Corporation. These notes mature on December 20, 1996, and accrue interest at 5.66% annually. On December 31, 1995, UNUM Corporation repaid $50 million of these notes to UNUM America. UNUM Corporation repaid the $10 million outstanding note to UNUM America in April 1996.

NOTE 12. LITIGATION


In the normal course of its business operations, UNUM America is involved in litigation from time to time with claimants, beneficiaries and others, and a number of lawsuits were pending at December 31, 1996. In some instances, these proceedings include claims for punitive damages and similar types of relief in unspecified or substantial amounts, in addition to amounts for alleged contractual liability or other compensatory damages. In the opinion of management, the ultimate liability, if any, arising from this litigation is not expected to have a material adverse effect on the financial position or the operating results of UNUM America.

On December 29, 1993, UNUM America filed a suit in the United States District Court for the District of Maine, seeking a federal income tax refund. The suit is based on a claim for a deduction in certain prior tax years, for $652 million in cash and stock distributed to policyholders in connection with the 1986 conversion of Union Mutual Life Insurance Company to a stock company. UNUM America has fully paid, and provided for in prior years' financial statements, the tax at issue in this litigation. On May 23, 1996, the District Court issued its decision that the distribution in question was not a deductible expenditure. UNUM America believes its claims are meritorious, and has appealed the decision to the United States Court of Appeals for the First Circuit. The ultimate recovery, if any, cannot be determined at this time.

NOTE 13. FAIR VALUES OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures do not purport to be the amount that could be realized in immediate settlement of the financial instrument.

The following table summarizes the carrying amounts and fair values of UNUM America's financial instruments at December 31, 1996, and 1995:

                                             1996              1995
                                       ----------------- -----------------
                                       Carrying   Fair   Carrying   Fair
(Dollars in millions)                   Amount   Value    Amount   Value
--------------------------------------------------------------------------
Financial assets:
 Fixed maturities available for sale   $5,024.3 $5,024.3 $7,204.1 $7,204.1
 Equity securities available for sale      10.4     10.4      7.4      7.4
 Mortgage loans                         1,042.7  1,119.7  1,102.1  1,207.2
 Policy loans                             215.6    215.6    203.7    203.7
 Short-term investments                    82.0     82.0    865.7    865.7
 Cash                                      34.0     34.0     12.8     12.8
 Accrued investment income                116.2    116.2    158.3    158.3
 Deposit assets                         2,797.4  2,797.4      --       --
 Note receivable from affiliate             --       --      10.0     10.0
Financial liabilities:
 Other policyholder funds:
  Investment-type insurance contracts:
   With defined maturities             $  191.0 $  216.0 $  400.0 $  440.0
   With no defined maturities           2,848.0  2,787.0  2,982.0  2,919.0
  Individual annuities and
   supplementary contracts not
   involving life contingencies            69.1     69.1     74.4     74.4
 Note payable to affiliate                  --       --      50.0     50.0
--------------------------------------------------------------------------

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

FIXED MATURITIES AVAILABLE FOR SALE: Fair values for fixed maturities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

EQUITY SECURITIES AVAILABLE FOR SALE: Fair values for equity securities available for sale are based on quoted market prices and are reported in the Balance Sheets at these values.

MORTGAGE LOANS: Fair values for mortgage loans are estimated based on discounted cash flow analyses using interest rates currently being offered for similar mortgage loans to borrowers with similar credit ratings and maturities. Mortgage loans with similar characteristics are aggregated for purposes of the calculations.

POLICY LOANS, SHORT-TERM INVESTMENTS, CASH, ACCRUED INVESTMENT INCOME, NOTE RECEIVABLE FROM AFFILIATE, NOTE PAYABLE TO AFFILIATE AND DEPOSIT ASSETS: Fair values for these instruments approximate the carrying amounts reported in the Balance Sheets.

INVESTMENT-TYPE INSURANCE CONTRACTS: Fair values for liabilities under investment-type insurance contracts with defined maturities are estimated using discounted cash flow calculations based on interest rates that would be offered currently for similar contracts with maturities consistent with those remaining for the contracts being valued. Fair values for liabilities under investment-type insurance contracts with no defined maturities are the amounts payable on demand after surrender charges at the balance sheet date.

The estimated fair values of liabilities under all insurance contracts (investment-type and other than investment-type) are taken into consideration in UNUM America's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

INDIVIDUAL ANNUITIES AND SUPPLEMENTARY CONTRACTS NOT INVOLVING LIFE
CONTINGENCIES: Fair values approximate the carrying amounts reported in other policyholder funds in the Balance Sheets.

NOTE 14. SEGMENT INFORMATION

UNUM America's principal market for its disability insurance, special risk and retirement income products is the United States. UNUM America and First UNUM Life Insurance Company combined are the leading provider of group long term disability insurance in the United States. Products are marketed through sales personnel and brokers. UNUM America targets sales of its disability products to executive, administrative and management personnel, and other professionals such as doctors, attorneys, accountants and engineers.

To more clearly reflect UNUM America's management of its businesses and to more appropriately group its product portfolios, UNUM America began reporting its operations, effective January 1, 1995, principally in three business segments: Disability Insurance, Special Risk Insurance, and Retirement Products. For comparative purposes, prior period information has been restated to reflect reporting in these segments.

The Disability Insurance segment includes disability products offered in North America and Japan including: group long term disability, group short term disability, individual disability, association group disability, disability reinsurance operations and long term care insurance. The Special Risk Insurance segment includes group life, special risk accident insurance, non-disability reinsurance operations and other special risk insurance products. The Retirement Products segment includes tax sheltered annuities, guaranteed investment contracts, deposit administration accounts, 401(k) plans, individual life and group medical products, all of which are no longer actively marketed by UNUM America. Corporate includes transactions that are generally non-insurance related.

Investment income and net realized investment gains are allocated to the segments based on designation of ownership of assets identified to the products in each segment. Operating expenses are allocated to the segments based on direct association with a product whenever possible. If the expense cannot be readily associated with a particular product, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed for each segment.

Summarized financial information for the three business segments and Corporate is as follows:

                                       Year Ended December 31,
                                    ------------------------------
(Dollars in millions)                    1996       1995      1994
-------------------------------------------------------------------
Revenues:
 Disability Insurance               $ 2,008.2  $ 2,056.7 $ 1,730.4
 Special Risk Insurance                 732.3      671.8     561.2
 Retirement Products                    277.8      353.0     366.5
 Corporate                                9.8        2.9      (5.1)
-------------------------------------------------------------------
  Total revenues                    $ 3,028.1  $ 3,084.4 $ 2,653.0
-------------------------------------------------------------------
Income (loss) before income taxes:
 Disability Insurance               $   195.7  $   192.5 $    21.3
 Special Risk Insurance                  77.9       55.9      59.0
 Retirement Products                      1.3       45.0      42.2
 Corporate                               (4.1)       0.1      (3.4)
-------------------------------------------------------------------
  Income before income taxes            270.8      293.5     119.1
Income taxes                             78.3       70.4      15.9
-------------------------------------------------------------------
 Net income                         $   192.5  $   223.1 $   103.2
-------------------------------------------------------------------
                                       Year Ended December 31,
                                    ------------------------------
(Dollars in millions)                    1996       1995      1994
-------------------------------------------------------------------
Identifiable Assets:
 Disability Insurance               $ 6,164.6  $ 5,777.5 $ 4,825.7
 Special Risk Insurance               1,082.6      894.9     673.9
 Retirement Products                  4,427.4    4,626.4   4,438.0
 Corporate                              275.4      206.7     330.8
 Individual Participating
  Life and Annuity                      354.0      362.9     347.0
-------------------------------------------------------------------
  Total assets                      $12,304.0  $11,868.4 $10,615.4
-------------------------------------------------------------------

NOTE 15. SUPPLEMENTARY INSURANCE INFORMATION


                                         (1) (2)
                                      Future policy            (4) (5)
                           Deferred   benefits and               Net      Benefits to
                            policy    unpaid claims   (3)     investment policyholders
Segment                  acquisition    and claim   Premium     income   and interest
(Dollars in millions)       costs       expenses    revenue   (expense)    credited
--------------------------------------------------------------------------------------
Year Ended December 31,
 1996
 Disability Insurance       $396.0      $4,414.1    $1,637.4    $370.8     $1,257.4
 Special Risk Insurance      119.0         588.7       682.3      50.0        484.6
 Retirement Products           0.9         613.0        64.0     213.8        251.7
 Corporate                     0.0           0.0         0.0       9.8          0.0
--------------------------------------------------------------------------------------
  Total                     $515.9      $5,615.8    $2,383.7    $644.4     $1,993.7
--------------------------------------------------------------------------------------
Year Ended December 31,
 1995
 Disability Insurance       $681.7      $4,114.8    $1,580.5    $476.1     $1,412.4
 Special Risk Insurance       94.0         451.8       628.6      44.2        465.6
 Retirement Products          33.6         590.5        33.3     319.7        271.0
 Corporate                     0.0           0.0        (0.2)      2.2          0.0
--------------------------------------------------------------------------------------
  Total                     $809.3      $5,157.1    $2,242.2    $842.2     $2,149.0
--------------------------------------------------------------------------------------
Year Ended December 31,
 1994
 Disability Insurance       $629.2      $3,322.8    $1,416.3    $314.2     $1,298.2
 Special Risk Insurance       77.8         253.0       525.3      36.1        363.9
 Retirement Products          30.6         576.5        30.8     335.7        286.6
 Corporate                     0.0          (0.6)        0.0      (5.4)         0.0
--------------------------------------------------------------------------------------
  Total                     $737.6      $4,151.7    $1,972.4    $680.6     $1,948.7
--------------------------------------------------------------------------------------
                         Amortization
                         of deferred       (5)
                            policy        Other       (6)
Segment                  acquisition    operating   Premiums
(Dollars in millions)       costs       expenses    written
--------------------------------------------------------------------------------------
Year Ended December 31,
 1996
 Disability Insurance       $ 90.2      $  465.1    $1,596.1
 Special Risk Insurance       40.9         129.0       214.0
 Retirement Products           0.0          24.6        14.9
 Corporate                     0.0          13.8         0.0
--------------------------------------------------------------------------------------
  Total                     $131.1      $  632.5    $1,825.0
--------------------------------------------------------------------------------------
Year Ended December 31,
 1995
 Disability Insurance       $ 83.0      $  368.7    $1,554.3
 Special Risk Insurance       33.9         115.5       231.7
 Retirement Products           0.8          36.3        23.3
 Corporate                     0.0           3.7         0.0
--------------------------------------------------------------------------------------
  Total                     $117.7      $  524.2    $1,809.3
--------------------------------------------------------------------------------------
Year Ended December 31,
 1994
 Disability Insurance       $ 63.4      $  347.5    $1,408.7
 Special Risk Insurance       18.2         120.2       163.6
 Retirement Products           2.2          35.5        21.6
 Corporate                     0.0          (1.8)        0.0
--------------------------------------------------------------------------------------
  Total                     $ 83.8      $  501.4    $1,593.9
--------------------------------------------------------------------------------------

(1) Excludes other policyholder funds, as follows:

    (Dollars in millions)                            1996       1995       1994
    ---------------------------------------------------------------------------
    Disability Insurance                         $    5.7   $    2.8   $    1.8
    Special Risk Insurance                           10.9       13.3        6.6
    Retirement Products                           3,285.5    3,626.1    3,896.0
    ---------------------------------------------------------------------------
      Total                                      $3,302.1   $3,642.2   $3,904.4
    ---------------------------------------------------------------------------

(2) Includes unearned premiums, other policy claims and benefits payable.
(3) Includes fees and other income (expense).
(4) Includes investment income (expense) and net realized investment gains.
(5) Investment income and net realized investment gains are allocated to the segments based on designation of ownership of assets identified to the segments. Operating expenses are allocated to segments based on direct association with a product whenever possible. If, however, the expense cannot be readily associated with a particular product, the costs are allocated based on ratios of the relative time spent, extent of usage or varying volume of work performed for each segment.
(6) Premiums written for health and disability income policies.

                       REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors
UNUM Life Insurance Company of America and Contract owners of UNUM Life Insurance Company of America VA-1 Separate Account

  We have audited the accompanying statement of assets and liabilities of UNUM Life Insurance Company of America VA-1 Separate Account as of December 31, 1996, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UNUM Life Insurance Company of America VA-1 Separate Account at December 31, 1996, and the results of its operations and changes in net assets for each of the two years in the period then ended in confirmity with generally accepted accounting principles.

                                         /s/ Coopers & Lybrand L.L.P.

Portland, Maine
April 7, 1997

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996

                                       DREYFUS      DREYFUS        TCI          TCI          VIPF
                                        STOCK      SMALL CAP     GROWTH      BALANCED       GROWTH
                         COMBINED    INDEX FUND    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
                       ------------  -----------  -----------  -----------  -----------  ------------
Assets
 Investments at market $480,063,896  $69,455,958  $46,378,052  $37,415,198  $25,068,184  $135,727,863
Liabilities
 Contract charges
  payable to UNUM Life
  Insurance Company of
  America                   189,283       27,575       18,325       14,902        9,991        53,473
                       ------------  -----------  -----------  -----------  -----------  ------------
Net assets             $479,874,613  $69,428,383  $46,359,727  $37,400,296  $25,058,193  $135,674,390
                       ============  ===========  ===========  ===========  ===========  ============
Percent of net assets         100.0%        14.4%         9.6%         7.8%         5.2%         28.3%
                       ============  ===========  ===========  ===========  ===========  ============

                                                    CALVERT
                          VIPF II       VIPF      RESPONSIBLY     T. ROWE      VIPF
                           ASSET       EQUITY-     INVESTED        PRICE       MONEY
                          MANAGER      INCOME      BALANCED    INTERNATIONAL  MARKET
                         PORTFOLIO    PORTFOLIO    PORTFOLIO      SERIES     PORTFOLIO
                        -----------  -----------  -----------  ------------- ---------
Assets
 Investments at market  $94,096,633  $47,340,632  $4,669,029    $19,512,403  $399,944
Liabilities
 Contract charges pay-
  able to UNUM Life In-
  surance Company of
  America                    37,220       18,449       1,762          7,536       --
                        -----------  -----------  ----------    -----------  --------
Net assets              $94,059,413  $47,322,133  $4,667,267    $19,504,867  $399,944
                        ===========  ===========  ==========    ===========  ========
Percent of net assets          19.6%         9.9%        1.0%           4.1%      0.1%
                        ===========  ===========  ==========    ===========  ========

                       See notes to financial statements.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                           DREYFUS STOCK
                                    COMBINED                INDEX FUND
                            ------------------------- ------------------------
                             YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,
                            ------------------------- ------------------------
                                1996         1995        1996         1995
                            ------------ ------------ -----------  -----------
Net investment income
 Dividends from investment
  income                    $ 22,369,654 $  4,210,276 $ 2,312,264  $ 1,121,517
Less contract charges--
 mortality and expense
 fees to UNUM Life
 Insurance Company of
 America                       4,927,857    3,020,144     689,522      440,924
                            ------------ ------------ -----------  -----------
  Net investment income
   (loss)                     17,441,797    1,190,132   1,622,742      680,593
Net realized and
 unrealized gains (losses)
 on investments
 Net realized gains            1,584,234      529,207     310,151       48,200
 Net change in unrealized
  gains (losses)              27,245,960   52,595,346   8,880,241    9,620,468
                            ------------ ------------ -----------  -----------
                              28,830,194   53,124,553   9,190,392    9,668,668
                            ------------ ------------ -----------  -----------
Net increase (decrease) in
 net assets resulting from
 operations                   46,271,991   54,314,685  10,813,134   10,349,261
Net increase in net assets
 from principal
 transactions                118,301,806   84,483,498  13,683,201    7,803,607
                            ------------ ------------ -----------  -----------
  Net increase in net
   assets                    164,573,797  138,798,183  24,496,335   18,152,868
Net assets at beginning of
 year                        315,300,816  176,502,633  44,932,048   26,779,180
                            ------------ ------------ -----------  -----------
Net assets at end of year   $479,874,613 $315,300,816 $69,428,383  $44,932,048
                            ============ ============ ===========  ===========
                                DREYFUS SMALL CAP
                                    PORTFOLIO          TCI GROWTH PORTFOLIO
                            ------------------------- ------------------------
                             YEAR ENDED DECEMBER 31,  YEAR ENDED DECEMBER 31,
                            ------------------------- ------------------------
                                1996         1995        1996         1995
                            ------------ ------------ -----------  -----------
Net investment income
 Dividends from investment
  income                    $  1,409,239 $    436,176 $ 4,132,202  $    24,157
Less contract charges--
 mortality and expense
 fees to UNUM Life
 Insurance Company of
 America                         396,340      138,786     492,841      342,765
                            ------------ ------------ -----------  -----------
  Net investment income
   (loss)                      1,012,899      297,390   3,639,361     (318,608)
Net realized and
 unrealized gains (losses)
 on investments
 Net realized gains              102,971       34,387     195,252      118,135
 Net change in unrealized
  gains (losses)               3,324,631    2,382,357  (5,940,416)   6,901,049
                            ------------ ------------ -----------  -----------
                               3,427,602    2,416,744  (5,745,164)   7,019,184
                            ------------ ------------ -----------  -----------
Net increase (decrease) in
 net assets resulting from
 operations                    4,440,501    2,714,134  (2,105,803)   6,700,576
Net increase in net assets
 from principal
 transactions                 22,522,224   12,526,244   5,354,160    6,596,791
                            ------------ ------------ -----------  -----------
  Net increase in net
   assets                     26,962,725   15,240,378   3,248,357   13,297,367
Net assets at beginning of
 year                         19,397,002    4,156,624  34,151,939   20,854,572
                            ------------ ------------ -----------  -----------
Net assets at end of year   $ 46,359,727 $ 19,397,002 $37,400,296  $34,151,939
                            ============ ============ ===========  ===========

                       See notes to financial statements.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

                              TCI BALANCED PORTFOLIO   VIPF GROWTH PORTFOLIO
                              ----------------------- ------------------------
                              YEAR ENDED DECEMBER 31, YEAR ENDED DECEMBER 31,
                              ----------------------- ------------------------
                                 1996        1995         1996        1995
                              ----------- ----------- ------------ -----------
Net investment income
 Dividends from investment
  income                      $   976,670 $   416,885 $  6,781,982 $   270,826
Less contract charges--
 mortality and expense fees
 to UNUM Life Insurance
 Company of America               274,016     193,030    1,418,576     871,499
                              ----------- ----------- ------------ -----------
  Net investment income
   (loss)                         702,654     223,855    5,363,406    (600,673)
Net realized and gains
 (losses) on investments
 Net realized gains               178,468      53,908      376,660     125,948
 Net change in unrealized
  gains (losses)                1,418,087   2,527,661    8,126,147  18,518,723
                              ----------- ----------- ------------ -----------
                                1,596,555   2,581,569    8,502,807  18,644,671
                              ----------- ----------- ------------ -----------
Net increase (decrease) in
 net assets resulting from
 operations                     2,299,209   2,805,424   13,866,213  18,043,998
Net increase in net assets
 from principal transactions    3,816,661   3,403,330   30,430,707  26,270,087
                              ----------- ----------- ------------ -----------
  Net increase in net assets    6,115,870   6,208,754   44,296,920  44,314,085
Net assets at beginning of
 year                          18,942,323  12,733,569   91,377,470  47,063,385
                              ----------- ----------- ------------ -----------
Net assets at end of year     $25,058,193 $18,942,323 $135,674,390 $91,377,470
                              =========== =========== ============ ===========
                                   VIPF II ASSET            VIPF EQUITY-
                                 MANAGER PORTFOLIO        INCOME PORTFOLIO
                              ----------------------- ------------------------
                              YEAR ENDED DECEMBER 31, YEAR ENDED DECEMBER 31,
                              ----------------------- ------------------------
                                 1996        1995         1996        1995
                              ----------- ----------- ------------ -----------
Net investment income
 Dividends from investment
  income                      $ 4,987,786 $ 1,224,098 $  1,084,893 $   532,318
Less contract charges--
 mortality and expense fees
 to UNUM Life Insurance
 Company of America             1,023,895     804,364      422,194     143,334
                              ----------- ----------- ------------ -----------
  Net investment income
   (loss)                       3,963,891     419,734      662,699     388,984
Net realized and gains
 (losses) on investments
 Net realized gains               350,985      78,788       38,616      44,530
 Net change in unrealized
  gains (losses)                6,245,079   9,161,873    3,590,870   2,759,848
                              ----------- ----------- ------------ -----------
                                6,596,064   9,240,661    3,629,486   2,804,378
                              ----------- ----------- ------------ -----------
Net increase (decrease) in
 net assets resulting from
 operations                    10,559,955   9,660,395    4,292,185   3,193,362
Net increase in net assets
 from principal transactions    9,030,051   7,135,021   21,643,563  14,833,158
                              ----------- ----------- ------------ -----------
  Net increase in net assets   19,590,006  16,795,416   25,935,748  18,026,520
Net assets at beginning of
 year                          74,469,407  57,673,991   21,386,385   3,359,865
                              ----------- ----------- ------------ -----------
Net assets at end of year     $94,059,413 $74,469,407 $ 47,322,133 $21,386,385
                              =========== =========== ============ ===========

                       See notes to financial statements.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

                             CALVERT RESPONSIBLY          T. ROWE PRICE              VIPF MONEY
                         INVESTED BALANCED PORTFOLIO   INTERNATIONAL SERIES       MARKET PORTFOLIO
                         --------------------------- ------------------------  -----------------------
                           YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,
                         --------------------------- ------------------------  -----------------------
                             1996          1995          1996        1995         1996        1995
                         ------------- ------------- ------------ -----------  ----------- -----------
Net investment income
 Dividends from
  investment income      $     348,555 $     152,564 $    324,206 $    20,506  $    11,857 $    11,229
Less contract charges--
 mortality and expense
 fees to UNUM Life
 Insurance Company of
 America                        38,017        10,132      172,456      75,310          --          --
                         ------------- ------------- ------------ -----------  ----------- -----------
  Net investment income
   (loss)                      310,538       142,432      151,750     (54,804)      11,857      11,229
Net realized and
 unrealized gains
 (losses) on
 investments
 Net realized gains              5,529        17,360       25,602       7,951          --          --
 Net change in
  unrealized gains
  (losses)                      35,140        18,874    1,566,181     704,493          --          --
                         ------------- ------------- ------------ -----------  ----------- -----------
                                40,669        36,234    1,591,783     712,444          --          --
                         ------------- ------------- ------------ -----------  ----------- -----------
Net increase (decrease)
 in net assets
 resulting from
 operations                    351,207       178,666    1,743,533     657,640       11,857      11,229
Net increase in net
 assets from principal
 transactions                2,604,832     1,272,631    9,056,936   4,546,310      159,471      96,319
                         ------------- ------------- ------------ -----------  ----------- -----------
  Net increase in net
   assets                    2,956,039     1,451,297   10,800,469   5,203,950      171,328     107,548
Net assets at beginning
 of year                     1,711,228       259,931    8,704,398   3,500,448      228,616     121,068
                         ------------- ------------- ------------ -----------  ----------- -----------
Net assets at end of
 year                    $   4,667,267 $   1,711,228 $ 19,504,867 $ 8,704,398  $   399,944 $   228,616
                         ============= ============= ============ ===========  =========== ===========


                       See notes to financial statements.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Organization:

VA-1 Separate Account of UNUM Life Insurance Company of America ("UNUM America") is registered under the Investment Company Act of 1940. The Separate Account was established in accordance with the laws of the State of Maine. Its registration statement became effective in December 1989. The assets are held for the exclusive benefit of the variable annuity contract owners and may not be used to satisfy any obligations that may arise from any other business conducted by UNUM America. Any excess of assets over reserves and other contract liabilities may be transferred to UNUM America's General Account. Principal markets are hospitals and non-profit organizations located throughout the United States of America, with specific concentrations in the states of New York and California.

On October 1, 1996, UNUM America completed the sale of its group tax-sheltered annuity ("TSA") business to The Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln Life & Annuity Company of New York ("Lincoln New York"), a wholly owned subsidiary of Lincoln Life. The sale involved Separate Account assets of approximately $436,590,000. The contracts have initially been reinsured on an indemnity basis. Upon consent of the TSA contractholders and/or participants, the contracts will be considered reinsured on an assumption basis, legally releasing UNUM America from future contractual obligation to the respective contractholders and/or participants. Assets attributable to such participants' contracts will be transferred to separate accounts of Lincoln Life and Lincoln New York. Assets attributable to contracts of participants with respect to which such consent is not obtained will remain in the Separate Account.

Investments:

In accordance with the terms of the variable annuity contracts, all payments transferred to the Separate Account by the contract owners are allocated to purchase shares of either Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund: Small Cap Portfolio ("Dreyfus Small Cap Portfolio"), Twentieth Century's TCI Portfolios, Inc.: TCI Growth ("TCI Growth Portfolio") and TCI Balanced ("TCI Balanced Portfolio"), Fidelity's Variable Insurance Products Fund: Growth Portfolio ("VIPF Growth Portfolio"), Fidelity's Variable Insurance Products Fund II: Asset Manager Portfolio ("VIPF II Asset Manager Portfolio"), Fidelity's Variable Insurance Products Fund: Equity-Income Portfolio ("VIPF Equity-Income Portfolio"), Calvert Responsibly Invested Balanced Portfolio or T. Rowe Price International Series, Inc. ("T. Rowe Price International Series"). Fidelity's Variable Insurance Products Funds: Money Market Portfolio ("VIPF Money Market Portfolio") is used only for investment of initial contributions for which UNUM America has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to VIPF Money Market Portfolio are allocated to purchase shares of one of the above funds.

The Separate Account is fully invested in shares of Dreyfus Stock Index Fund, Dreyfus Small Cap Portfolio, TCI Growth Portfolio, TCI Balanced Portfolio, VIPF Growth Portfolio, VIPF II Asset Manager Portfolio, VIPF Equity-Income Portfolio, Calvert Responsibly Invested Balanced Portfolio, T. Rowe Price International Series and VIPF Money Market Portfolio, which are carried at market value. Security transactions are recorded on the trade date. All contracts participating in the Separate Account are in the accumulation phase. Dividends are fully reinvested and immediately credited to participant accounts with the exception of VIPF Money Market Portfolio which is invested monthly. Unrealized gain and loss represent the difference between the cost and market value of invested assets. Realized gain and loss are reported on an average cost basis. Gross unrealized gains for all investments were $122,283,976 as of December 31, 1996 and $76,893,903 as of December 31, 1995.
Gross unrealized losses for all investments were $44,966,769 as of December 31, 1996 and $26,822,656 as of December 31, 1995.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

The market value and cost of investments at December 31, 1996, was distributed as follows:

                                                    MARKET VALUE
                                       --------------------------------------
                                           SHARES     SHARE PRICE    COST
                                       -------------- ----------- -----------
Dreyfus Stock Index Fund               3,424,850.0090   $20.28    $53,721,665
Dreyfus Small Cap Portfolio              890,515.5850    52.08     40,664,734
TCI Growth Portfolio                   3,653,827.9700    10.24     35,475,201
TCI Balanced Portfolio                 3,324,692.8500     7.54     21,028,630
VIPF Growth Portfolio                  4,358,634.0000    31.14    108,054,222
VIPF II Asset Manager Portfolio        5,557,981.8950    16.93     80,404,799
VIPF Equity-Income Portfolio           2,251,099.9630    21.03     41,022,846
Calvert Responsibly Invested Balanced
 Portfolio                             2,631,921.8250    1.774      4,622,794
T. Rowe Price International Series     1,543,702.7960    12.64     17,351,856
VIPF Money Market Portfolio              399,943.8100     1.00        399,944

Contract Charges:

UNUM America is the depositor for the Separate Account. Administrative services necessary for the operation of the Separate Account and the variable annuity contracts are provided by UNUM America. Although UNUM America deducts for sales and administrative expenses under the contracts, UNUM America assumes an expense risk that these deductions may prove insufficient to cover the cost of those expenses.

In addition, UNUM America assumes a mortality risk under the contracts in that it agrees to make annuity payments regardless of how long a particular annuitant or their payee lives and how long all annuitants or other payees in a class live, if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. UNUM America also assumes a mortality risk in providing a death benefit under the contracts.

To compensate UNUM America for assuming these mortality and expense risks, an effective annual mortality and expense risk charge of 1.20% of each portfolio's average daily net assets is imposed on each portfolio within the Separate Account with the exception of VIPF Money Market Portfolio. For 1996 and 1995, the mortality and expense risk charges totaled $4,927,857 and $3,020,144, respectively.

Federal Income Taxes:

For purposes of federal income taxes, the Separate Account is considered to be part of UNUM America for the years ended December 31, 1996 and 1995, and its operations are not taxed separately. The liability for any federal income taxes generated by the Separate Account is attributable to UNUM America. UNUM America is taxed as a property and casualty insurance company under the applicable provisions of the Internal Revenue Code.

Premium Taxes:

Applicable state premium taxes are paid by UNUM America and deducted from the account balances of contract owners at the time of an annuity purchase.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

NOTE 2. CAPITAL SHARE TRANSACTIONS

During 1996 and 1995, the following transactions in capital stock occurred:

The Separate Account funds that invest in Dreyfus Stock Index Fund held 3,057,791.6697 units at a net asset value of $22.7054 and 2,395,545.4406 units at a net asset value of $18.7565 at December 31, 1996 and 1995, respectively.

                          1996                    1995
                ------------------------ -----------------------
                   UNITS       AMOUNT       UNITS       AMOUNT
                ------------ ----------- ------------ ----------
Units sold      729,318.8159 $15,112,646 505,864.5836 $8,445,355
Units redeemed   67,072.5868   1,429,445  39,765.9760    641,748
                ------------ ----------- ------------ ----------
Net increase    662,246.2291 $13,683,201 466,098.6076 $7,803,607
                ============ =========== ============ ==========

The Separate Account funds that invest in Dreyfus Small Cap Portfolio held 3,032,802.7702 units at a net asset value of $15.2861 and 1,461,574.8990 units at a net asset value of $13.2713 at December 31, 1996 and 1995, respectively.

                           1996                       1995
                -------------------------- --------------------------
                    UNITS        AMOUNT        UNITS        AMOUNT
                -------------- ----------- -------------- -----------
Units sold      1,630,716.9673 $23,438,013 1,080,522.3668 $12,786,970
Units redeemed     59,489.0961     915,789    19,323.4514     260,726
                -------------- ----------- -------------- -----------
Net increase    1,571,227.8712 $22,522,224 1,061,198.9154 $12,526,244
                ============== =========== ============== ===========

The Separate Account funds that invest in TCI Growth Portfolio held 2,541,937.9972 units at a net asset value of $14.7133 and 2,191,474.5278 units at a net asset value of $15.5840 at December 31, 1996 and 1995, respectively.

                         1996                    1995
                ----------------------- -----------------------
                   UNITS       AMOUNT      UNITS       AMOUNT
                ------------ ---------- ------------ ----------
Units sold      444,571.1658 $6,869,563 491,599.7304 $7,065,251
Units redeemed   94,107.6964  1,515,403  33,484.9815    468,460
                ------------ ---------- ------------ ----------
Net increase    350,463.4694 $5,354,160 458,114.7489 $6,596,791
                ============ ========== ============ ==========

The Separate Account funds that invest in TCI Balanced Portfolio held 1,545,580.8344 units at a net asset value of $16.2128 and 1,294,882.9012 units at a net asset value of $14.6286 at December 31, 1996 and 1995, respectively.

                         1996                    1995
                ----------------------- -----------------------
                   UNITS       AMOUNT      UNITS       AMOUNT
                ------------ ---------- ------------ ----------
Units sold      329,338.1231 $5,034,023 293,210.1829 $3,936,485
Units redeemed   78,640.1899  1,217,362  40,141.1930    533,155
                ------------ ---------- ------------ ----------
Net increase    250,697.9332 $3,816,661 253,068.9899 $3,403,330
                ============ ========== ============ ==========

The Separate Account funds that invest in VIPF Growth Portfolio held 5,843,047.2941 units at a net asset value of $23.2198 and 4,459,417.0777 units at a net asset value of $20.4909 at December 31, 1996 and 1995, respectively.

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

                           1996                       1995
                -------------------------- --------------------------
                    UNITS        AMOUNT        UNITS        AMOUNT
                -------------- ----------- -------------- -----------
Units sold      1,448,572.4268 $31,961,921 1,408,315.0268 $26,646,045
Units redeemed     64,942.2104   1,531,214    20,760.0224     375,958
                -------------- ----------- -------------- -----------
Net increase    1,383,630.2164 $30,430,707 1,387,555.0044 $26,270,087
                ============== =========== ============== ===========

The Separate Account funds that invest in VIPF II Asset Manager Portfolio held 5,447,414.3329 units at a net asset value of $17.2668 and 4,882,919.6584 units at a net asset value of $15.2510 at December 31, 1996 and 1995, respectively.

                          1996                     1995
                ------------------------ ------------------------
                   UNITS       AMOUNT       UNITS       AMOUNT
                ------------ ----------- ------------ -----------
Units sold      776,904.8813 $12,476,352 772,704.8532 $10,804,649
Units redeemed  212,410.2068   3,446,301 259,722.2139   3,669,628
                ------------ ----------- ------------ -----------
Net increase    564,494.6745 $ 9,030,051 512,982.6393 $ 7,135,021
                ============ =========== ============ ===========

The Separate Account funds that invest in VIPF Equity-Income Portfolio held 2,997,006.5180 units at a net asset value of $15.7898 and 1,529,171.7672 units at a net asset value of $13.9856 at December 31, 1996 and 1995, respectively.

                           1996                       1995
                -------------------------- --------------------------
                    UNITS        AMOUNT        UNITS        AMOUNT
                -------------- ----------- -------------- -----------
Units sold      1,505,157.0265 $22,213,213 1,281,538.6369 $15,768,284
Units redeemed     37,322.2757     569,650    73,025.8659     935,126
                -------------- ----------- -------------- -----------
Net increase    1,467,834.7508 $21,643,563 1,208,512.7710 $14,833,158
                ============== =========== ============== ===========

The Separate Account funds that invest in Calvert Responsibly Invested Balanced Portfolio held 328,167.7828 units at a net asset value of $14.2222 and 133,870.5801 units at a net asset value of $12.7827 at December 31, 1996 and 1995, respectively.

                         1996                    1995
                ----------------------- -----------------------
                   UNITS       AMOUNT      UNITS       AMOUNT
                ------------ ---------- ------------ ----------
Units sold      207,778.4639 $2,784,761 124,412.3448 $1,474,505
Units redeemed   13,481.2612    179,929  16,615.2632    201,874
                ------------ ---------- ------------ ----------
Net increase    194,297.2027 $2,604,832 107,797.0816 $1,272,631
                ============ ========== ============ ==========

The Separate Account funds that invest in T. Rowe Price International Series held 1,588,913.5294 units at a net asset value of $12.2756 and 803,484.7277 units at a net asset value of $10.8333 at December 31, 1996 and 1995, respectively.

                         1996                    1995
                ----------------------- -----------------------
                   UNITS       AMOUNT      UNITS       AMOUNT
                ------------ ---------- ------------ ----------
Units sold      804,268.0124 $9,291,422 504,969.4785 $5,127,746
Units redeemed   18,839.2107    234,486  56,420.6745    581,436
                ------------ ---------- ------------ ----------
Net increase    785,428.8017 $9,056,936 448,548.8040 $4,546,310
                ============ ========== ============ ==========

        VA-1 SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY OF AMERICA

The Separate Account funds that invest in VIPF Money Market Portfolio held 35,464.9671 units at a net asset value of $11.2772 and 21,371.9053 units at a net asset value of $10.6987 at December 31, 1996 and 1995, respectively.

                         1996                    1995
                ----------------------- -----------------------
                   UNITS       AMOUNT      UNITS       AMOUNT
                ------------ ---------- ------------ ----------
Units sold      169,399.3668 $1,863,371 208,957.5381 $2,170,365
Units redeemed  155,306.3050  1,703,900 199,566.0400  2,074,046
                ------------ ---------- ------------ ----------
Net increase     14,093.0618 $  159,471   9,391.4981 $   96,319
                ============ ========== ============ ==========

NOTE 3. RELATED PARTY TRANSACTIONS

UNUM Sales Corporation, an affiliate, acted as the distributor and principal underwriter of the Separate Account prior to October 1, 1996. Effective October 1, 1996, LNC Equity Sales Corporation, a non-affiliate, acted as a distributor and principal underwriter of the Separate Account.

NOTE 4. SUBSEQUENT EVENT

Through March 1, 1997, the net assets of the Separate Account have decreased by approximately $327,621,000 from novations of assets to the separate accounts of Lincoln Life and Lincoln New York.